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                                                                      Exhibit 14

THE CGM FUNDS
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IRA
PLAN DOCUMENT AND
DISCLOSURE STATEMENT



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INSIDE . . .
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PAGE 1 INVESTMENT OPTIONS
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PAGE 2 Q&As ABOUT IRAs
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PAGE 4 DISCLOSURE STATEMENT
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PAGE 9 PLAN DOCUMENT
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IRAF2/98

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                              INVESTMENT OPTIONS

NO-LOAD MUTUAL FUNDS
The no-load funds eligible for your IRA investments are listed below. You may invest either in one, or in a combination of the funds best suited to your circumstances. The funds have different investment objectives and offer a range of investment income and appreciation potential. Be sure to read each fund's prospectus before you invest or send money.

STOCKS AND BONDS
CGM MUTUAL FUND is a flexibly managed balanced fund that seeks reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Consideration is given to the production of current income in the selection of stocks and bonds for the Fund's portfolio.

BONDS
CGM FIXED INCOME FUND is a "total return" bond fund. The Fund's objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation.

MONEY MARKET
NEW ENGLAND CASH MANAGEMENT TRUST -- MONEY MARKET SERIES is a money market fund that seeks to provide maximum current income consistent with preservation of capital by investing in a variety of high quality money market instruments. The Trust is managed by Back Bay Advisors, L.P.

STOCKS
CGM FOCUS FUND is a non-diversified and flexibly managed mutual fund that seeks long-term growth of capital. The Fund intends to pursue its objective by investing in a core position of equity securities. The Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of specific equity securities of one or more companies.

CGM REALTY FUND is a mutual fund that seeks above-average income and long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies in the real estate industry.

CGM CAPITAL DEVELOPMENT FUND is an aggressively managed growth fund that seeks long-term capital appreciation in a diverse group of companies and industries believed to provide opportunities for capital development. Note: Shares are available only to certain individuals. Eligibility categories are listed below.

ELIGIBILITY FOR CGM CAPITAL DEVELOPMENT FUND
Only shareholders of the Fund as of September 24, 1993 who have remained shareholders continuously since that date may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements.

Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of the Fund. The special circumstances currently approved by the Board of Trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of the Investment Manager and counsel to the Fund and the Investment Manager.

                       QUESTIONS AND ANSWERS ABOUT IRAS

ELIGIBILITY
WHO CAN OPEN AN IRA?
Anyone who earns income and is still under age 70 1/2 at the end of the calendar year can set up an IRA.

CAN I SIMULTANEOUSLY HAVE TWO OR MORE IRA ACCOUNTS?
Yes. However, no more than a total of $2,000 may be contributed to your IRA accounts in any one tax year.

CAN I CONTRIBUTE TO MY SPOUSE'S IRA?
Yes. A separate IRA (a "spousal IRA") can be set up for the benefit of your spouse if
--you have compensation or earned income, --your spouse has not attained age 70 1/2, and --you and your spouse file a joint income tax return.

CAN MY CHILD, WHO IS A MINOR, ESTABLISH AN IRA ACCOUNT?
Yes, provided he or she has earned income. The application must be signed by both the parent and child.

CONTRIBUTIONS

WHAT IS THE MAXIMUM ANNUAL CONTRIBUTION I CAN MAKE TO MY IRA (DEDUCTIBLE PLUS NON-DEDUCTIBLE)?
You may contribute $2,000 or 100% of your earned income, whichever is less. Please refer to IRS Publication 590 for information about computing the amount that may be deductible.

WHAT IS THE MAXIMUM ANNUAL CONTRIBUTION THAT CAN BE MADE TO MY IRA AND MY SPOUSE'S IRA?
A total of $4,000 or 100% of your joint earned income, whichever is less, can be contributed to your own IRA and your spouse's IRA. The contributions may be divided between the two separate IRAs in any way you wish, provided neither IRA receives more than $2,000, and the contribution to the higher earning spouse's IRA does not exceed his or her earned income.

CAN I CONTRIBUTE LESS THAN THE MAXIMUM?
Yes, you can contribute any amount you wish up to the maximum amount for your IRA (and your spouse's IRA) for each taxable year. CGM requires an initial investment of $1,000 per account, and a $50 minimum for each subsequent investment.

CAN BOTH A HUSBAND AND WIFE WHO WORK HAVE IRAS?
Yes. If you both have earned income, you can each have your own IRA.

WHEN DO I MAKE MY CONTRIBUTION?
You can make a contribution for a particular year any time from the beginning of the tax year until April 15 of the following year.

TO WHOM SHOULD I MAKE MY CHECK PAYABLE?
Make your check payable to the fund in which you want to invest. If you are investing in more than one fund, enclose a check for each fund. Be sure to add $5 to your investment to establish your IRA.

WHEN WILL I RECEIVE A STATEMENT CONFIRMING MY INITIAL INVESTMENT?
Upon receipt of your application and check, we will establish your account and send you a confirmation statement.

DO I HAVE TO CONTRIBUTE TO AN IRA EACH YEAR?
No. You need not contribute to an IRA each year. You can also vary the amount of contributions to your IRA when you do contribute.

WHAT IF I CONTRIBUTE MORE THAN THE MAXIMUM AMOUNT ALLOWED?
If you withdraw the excess contribution and its earnings before you file your tax return (including extensions) for the year, you won't be subject to the 6% penalty on the excess contribution described below. You will be subject, however, to income taxes (and a 10% penalty tax if you are under age 59 1/2) on the earnings of the excess contribution.

Another method for correcting the excess contribution is to leave the money in your IRA and apply the excess to your next year's contribution. If you do that, however, you would be subject to a 6% penalty tax on the excess contribution in the year in which it was made and each subsequent year it remains an excess contribution.

MAY I MAKE ANNUAL CONTRIBUTIONS TO AN IRA AFTER I REACH AGE 70 1/2?
No. If you reach age 70 1/2 by the end of the year, you will not be able to make a regular contribution to your IRA. (You may make a rollover contribution, however.) In addition, no contributions may be made to your spouse's IRA after he or she reaches age 70 1/2.

TRANSFERS AND ROLLOVERS

HOW DO I TRANSFER ASSETS OR DIRECTLY ROLLOVER ASSETS TO CGM?
Complete the CGM IRA Account Application, Direct Rollover Form or IRA Transfer Form and send them to The CGM Funds at the address on the back of this booklet, along with a check for $5.

IF I ALREADY HAVE RECEIVED A CHECK FOR MY ROLLOVER, WHAT FORMS DO I SUBMIT? Send the CGM IRA Account Application and your investment check, plus $5 to CGM.

WHEN WILL I RECEIVE A STATEMENT CONFIRMING MY TRANSFER OF ASSETS OR DIRECT ROLLOVER?
Upon receipt of your application and transfer or rollover request we will then establish your Account and send your current trustee and you a Letter of Acceptance. Once we receive the proceeds of the transfer or rollover, we will send you a confirmation statement. Asset transfers generally take 2-4 weeks. Direct rollovers can take as long as three months, depending on how frequently the current trustee makes distributions from the plan.

WHAT IS A TRANSFER OF ASSETS?
A transfer of assets is the direct transfer of monies from one IRA to another IRA. The assets must be transferred directly from one trustee, custodian or insurance company to another.

WHAT ARE THE THREE TYPES OF IRA ROLLOVERS?
You may make three types of IRA rollovers: regular rollovers, direct rollovers and indirect rollovers.

A REGULAR IRA ROLLOVER occurs when you withdraw assets from your IRA and, within 60 days, reinvest them into another IRA. Such rollovers may be made only once every 365 days.

A DIRECT ROLLOVER takes place when you choose to have an eligible rollover distribution from a qualified plan or 403(b) plan placed directly in an IRA already established at a financial organization. In this case, there is no mandatory tax withholding.

An INDIRECT ROLLOVER occurs when you receive an eligible rollover distribution from a qualified plan or 403(b) plan and then, within 60 days, you roll the distribution into an IRA plan. In this case, the payor is required by law to withhold 20% of the amount of your distribution for taxes. You will receive only 80% of the distribution amount. Such distribution proceeds should not be commingled with your contributory IRA account if you ever plan to reinvest the assets in a qualified plan or tax sheltered annuity.

PLEASE NOTE: The IRS has no provisions for extending the 60 day rollover period. The 60 days begin on the day that you receive the check and end on the day you mail the check to the successor custodian.

                             DISCLOSURE STATEMENT

                              THE CGM FUNDS IRA

FEATURES OF THE PLAN
The following information is provided to you as required by the Internal Revenue Code. Please read this information along with the Individual Retirement Custodial Account Agreement for an explanation of the key features of the applicable law and the Plan. Your right to your account, or, in the event of death, the right of your beneficiary or estate, is at all times non-forfeitable.

RIGHT TO REVOKE
You may revoke your enrollment in an IRA account by giving written notice within seven days after the account is established. Notice of revocation must be mailed to the Custodian, State Street Bank and Trust Company, at P.O. Box 8511, Boston, MA 02266 or hand delivered to the Custodian, c/o BFDS, 2 Heritage Drive, N. Quincy, MA 02171. Notice will be deemed to have been mailed on the date of the postmark (or if sent by registered or certified mail, the date of certification or registration) when deposited in the mail in the United States, first class postage prepaid, properly addressed. If you revoke your account, the entire amount you paid in will be returned to you promptly, without deductions or adjustments of any kind. If you participate in an IRA account plan established by your employer, your seven-day withdrawal period will commence as of the date on which your first contribution is made.

ELIGIBILITY
In general, everyone under age 70 1/2 who earns a wage or salary or earns a profit from his work is eligible to participate. Also married individuals who are eligible may establish a separate IRA on behalf of their non-working spouses (a "Spousal IRA"). Furthermore, divorced or legally separated individuals may contribute to an IRA based on the alimony payments they receive.

CONTRIBUTIONS
You are eligible to make a contribution each year to your IRA until the calendar year in which you attain age 70 1/2. The maximum amount that you can contribute in any year is an amount equal to the lesser of your total annual compensation or $2,000. Compensation includes earned income from self-employment. Alimony payments may be treated as compensation. If an IRA is also established for the benefit of your spouse, the overall limit for contributions to both IRAs is $2,250 for years before 1997 and $4,000 for 1997 and thereafter (but you still may not contribute more than 100% of your total annual compensation, and the amount contributed to either IRA may not exceed $2,000). Your contribution may be made at any time during the taxable year or after the end of the taxable year up to the time for filing your individual tax return for that year (without regard to any extension). For most individuals, the deadline would be April 15. You do not have to contribute each year, nor are you required to contribute the same amount each year. You may make your contributions in convenient installments as set forth in the Account Application. Your account will be in your name, your spouse's account, if any, will be in his or her name, and you are entitled to the tax deduction. To keep an IRA qualified, you will need to report your deduction on your annual IRS tax return, Form 1040. You do not have to itemize deductions in order to deduct an IRA contribution on your income tax return. Your regular contributions must be made in cash or by check. Your employer may be willing to help by deducting from your pay the amount you specify and sending it to the Custodian for your account.

DEDUCTIBILITY OF IRA CONTRIBUTIONS
The amount of the contribution for which you may take a tax deduction will depend upon whether you (or your spouse) are an active participant in an employer-maintained retirement plan. If you (and your spouse) are not an active participant, your IRA contribution will be totally deductible. If you (or your spouse) are an active participant, the deductibility of your contribution will depend on your adjusted gross income (AGI) for the tax year for which the contribution was made. AGI is determined on your tax return (disregarding any deductible IRA contribution).

Definition of Active Participant: Generally, you will be an active participant if you are covered by one or more of the following employer-maintained retirement plans:

1. a qualified pension, profit sharing, or stock bonus plan;
2. a qualified annuity plan of an employer;
3. a simplified employee pension (SEP) plan;
4. a retirement plan established by the Federal government, a State, or a political subdivision (except certain unfunded deferred compensation plans under IRC Section 457);
5. a tax sheltered annuity for employees of certain tax-exempt organizations or public schools;
6. a qualified plan for self-employed individuals (H.R. 10 or Keogh Plan); and
7. a Savings Incentive Match Plan for Employees (SIMPLE) IRA or 401(k) plan.

If you do not know whether your employer maintains one of these plans or whether you are an active participant in it, check with your employer and your tax advisor. Also, the Form W-2 (Wage and Tax Statement) that you receive at the end of the year from your employer will indicate whether you are an active participant.

The deductible amount of your contribution is determined by taking your threshold AGI level plus $10,000 and subtracting from it your AGI -- determined prior to taking your itemized deductions. [N.B. If you are single, your threshold AGI level is $25,000. The threshold level if you are married and file a joint tax return is $40,000, and if you are married but file a separate tax return, the threshold level is $0.00. If your AGI is less than $10,000 above the threshold level, you will still be able to make a deductible contribution but it may be limited in amount -- but never less than $200.] Multiply the resulting number by 0.2 (or 0.4 if you are making spousal contributions) to give you your personal deduction limit. You must round up the resulting number to the next highest $10.00 if the number is not a multiple of 10.

ROLLOVER CONTRIBUTIONS
An IRA may be used to make a "rollover" contribution of assets received by you from a qualified employee benefit plan in which you previously participated. Anyone who receives a lump sum payment of accumulated benefits in a qualified employee benefit plan can preserve tax sheltered treatment of these assets by investing them in an IRA within 60 days. In order to avoid tax withholding, the rollover should be made as a "direct rollover," and should be coordinated through your employer. In this manner, assets transferred from another retirement program are kept invested, tax consequences stemming from the payment are deferred until distributions are made from your IRA account, and you have the option to "rollover" the assets later to a tax-qualified program of a subsequent employer, a retirement annuity or another IRA. You can rollover the entire amount of your distribution from a qualified employee benefit plan (less any non-deductible contributions you made to the plan) to your IRA or you can rollover only a portion of the distribution. If you do not rollover the entire distribution, however, the portion of the distribution not included in the rollover will be taxed as ordinary income.

The rollover contribution should be segregated from an IRA account into which current contributions are made if you wish to preserve the option to rollover such amount at a later time to a tax-qualified program of a subsequent employer. Anyone desiring to make such a segregation of a "rollover" contribution should open two separate IRA accounts. Rollover contributions may be made in the form of securities or other assets with the Trustee's approval.

An IRA rollover also occurs in the case where assets from one IRA to which you have made current contributions are withdrawn by you and within 60 days are reinvested into another IRA. A rollover can be made only once every 365 days. Such rollover assets need not be segregated from an IRA account into which current contributions are being made.

EXCESS CONTRIBUTIONS
If you contribute more to the Plan than the law allows (as explained under "Contributions"), you may withdraw the excess without the 6% penalty (described below) if you do so by the due date for filing your Federal income tax return (with extensions). You must also withdraw the earnings on the excess and pay taxes and a 10% penalty on the amount of earnings. Excess contributions in a taxable year can be corrected by withdrawing the excess contribution in any later year provided that a tax deduction has not been allowed for the excess contribution. Additionally, an excess contribution in one taxable year (for which no tax deduction was taken) will be deductible in a subsequent taxable year if, and to the extent that, the taxpayer contributes less than the maximum deductible amount in that later year. Excess contributions that are not withdrawn or utilized as a current contribution during the year will be subject to a non-deductible excise tax of 6% for each taxable year in which they remain uncorrected.

SEP-IRA CONTRIBUTIONS
If you participate in your employer's Simplified Employee Pension Plan (SEP-
IRA), your employer can make a contribution of 15% of your salary (up to $160,000, as indexed). For Federal income tax purposes, these contributions are deductible by your employer and are excluded from your income.

TRANSFERS OF ASSETS
You can transfer all or any portion of your IRA to or from any other IRA at any time provided the proceeds are made payable and sent directly to the Successor Trustee or Successor Custodian.

INVESTMENTS AND EARNINGS
Your contributions will be used to purchase shares of Funds selected on your Account Application. Any dividend or capital gains distributions on the Funds' shares will be invested in additional Funds' shares automatically. After age 59 1/2, you have the option of receiving your dividends and capital gains in cash. These additional shares will represent your earnings from the account. The assets available for distribution when you reach age 59 1/2, die, or become disabled will be the market value of the shares your contributions and earnings have purchased over the years. Due to the fluctuating value of the Funds' investments, it is not possible to make a projection of expected growth, and growth cannot be guaranteed. Investment information can be found in each Fund's prospectus.

The law requires that the shares in your account be held by a custodian that is a bank or other organization approved by the IRS. The Custodian of the Plan meets this requirement. You will be entitled to vote the shares in your account.

DISTRIBUTIONS
You may withdraw assets from your account at any time after age 59 1/2, and before 70 1/2, without any restrictions. Penalties may apply in certain other circumstances. (See Account Restrictions and Penalties, below). You must begin to withdraw assets from your account no later than April 1 following the year in which you attain age 70 1/2, (or the year you create a rollover IRA, if later).

Your assets may, at your option, be distributed to you in the following ways:
(1) a lump sum payment of your entire account, in cash or Fund shares; (2) installment payments in cash over a period certain not extending beyond your life expectancy; (3) installment payments in cash over a period certain not extending beyond the joint life and last survivor expectancy of you and your beneficiary; or (4) in the form of an annuity contract.

If you die before distribution of your IRA begins, then the entire balance must be distributed in cash or Fund shares to your beneficiary by December 31 of the year which contains the fifth anniversary of your death, or in installment payments over a period certain not exceeding your beneficiary's life expectancy, or in the form of an annuity contract for a similar period. Installment payments must begin either by December 31 of the year following your death or, if your beneficiary is your surviving spouse, not later than the date you would have attained age 70 1/2. A surviving spouse beneficiary also may elect to treat the IRA as his or her own IRA. If you die after distribution of your IRA begins but before it is completed, the remaining balance must be distributed to your beneficiary under a method which provides for payment at least as rapidly as under the method of distribution in use before your death.

You must begin to withdraw assets from your account no later than April 1 following the year you reach age 70 1/2. If you do not, or if you withdraw less than the minimum amount described earlier under "Distributions," you will incur an excise tax equal to 50% of the amount you should have withdrawn but did not. The Secretary of the Treasury has the power to waive this 50% tax penalty if the excess accumulation is due to reasonable cause and reasonable steps are being taken to correct the excess. A non-deductible 50% excise tax will be imposed on the difference between the minimum amount which should have been paid out in any year based on the form of payment selected and the amount actually paid out in that year. The tax is to be paid by the individual to whom the minimum payments should have been made.

You will pay income taxes when your account is distributed. If the amount of distributions you receive in any one year from your IRA and other retirement plan exceeds $160,000 (as indexed), you will be subject to a 15% penalty on the amount distributed in excess of $160,000. (IRC Sec 4980A -- This 15% penalty tax is suspended for distributions received in 1997, 1998 and 1999.) Depending upon your particular circumstances, you may find it advantageous to withdraw your account in installments over a number of years. If you die before receiving all of the assets in your account, the remainder of the account is included in the assets of your estate for Federal estate tax purposes. In addition, if the benefits in your IRA and other retirement plans exceed certain threshold amounts, your estate may be subject to a 15% excise tax on amounts in excess of the threshold amounts.

The tax laws provide that payments received from your IRA plan are subject to Federal income tax withholding unless you elect not to have withholding apply. Such election must be made in writing to the Custodian at the time you submit your authorization for distribution.

DESIGNATING A BENEFICIARY
You may designate a beneficiary and change beneficiaries from time to time. If you do not designate a beneficiary, your estate will receive the balance in your account. Designating a beneficiary and changing beneficiaries is not considered the making of a taxable gift.

FEES
The Custodian charges $5.00 when you establish your plan, $10.00 per year per account as a maintenance fee, and $5.00 when an account is closed (including exchanges). The Custodian reserves the right to increase these charges at any time upon 30 days' advance notice. Capital Growth Management may partake in a portion of the annual maintenance fee. The Custodian will send you a statement of account annually informing you of the exact amount of contributions, earnings, distributions, and year-end value. The Custodian will also send a statement to the Internal Revenue Service as required by law.

ACCOUNT RESTRICTIONS AND PENALTIES
If you withdraw assets from your account before age 59 1/2, the distributions will not only be included in your gross income, but also you will pay a non-deductible excise tax equal to 10% of the amount withdrawn. An exception to the 10% excise tax rule is made in the following five instances: (1) if assets are withdrawn from your account upon your becoming disabled; (2) if assets are withdrawn from your account for purposes of a rollover transfer; (3) if assets are withdrawn from your account as part of a series of substantially equal periodic payments for your life or life expectancy; (4) if assets are withdrawn from your account for medical expenses to the extent that the distributions do not exceed the amount allowed as a deduction, currently 7.5%,or (5) if assets are withdrawn from your account because you are unemployed and have received unemployment compensation for 12 consecutive weeks and because you use the proceeds to pay for health insurance.

There are very severe consequences if you use your Plan assets as security for a loan or borrow any money from or through your IRA account, or engage in other transactions prohibited by Section 4975(c) of the Internal Revenue Code. Not only would your account lose its tax-exempt status, but you would be required to include the entire value of the account's assets in your gross income for the year in which the prohibited transaction occurred and to pay a 10% penalty, as well.

If you receive a premature distribution, make an excess contribution which is not corrected in the time allowed, fail to withdraw the minimum amount required to be withdrawn upon attainment of age 70 1/2, or receive an excess distribution, you must file Form 5329 (return of excise tax) with the IRS along with your annual tax return, Form 1040. In addition, if you make a non-deductible contribution to your IRA in any year, you must file Form 8606 to report the amount of the non-deductible contribution.

HOW TO PARTICIPATE
You may establish your own account simply by completing the Account Application and mailing it to The CGM Funds with your first contribution. If you need any assistance in completing the Account Application, please telephone CGM at (800) 345-4048.

PLEASE NOTE: The foregoing is not a complete or definitive explanation of the Plan or of the provisions of applicable law. Please do not complete the Account Application without reading the Plan and the Fund prospectus which must always accompany the Plan. Consult your financial or tax advisor if you are uncertain whether a CGM Funds IRA is an appropriate program for your investment needs.

                                PLAN DOCUMENT

                           THE CGM FUNDS INDIVIDUAL
                       RETIREMENT ACCOUNT (THE "PLAN")

Form 5305-A under Section 408(a) of the Internal Revenue Code.

The Depositor whose name appears on the Application is establishing an Individual Retirement Account under Section 408(a) to provide for his or her retirement and for the support of his or her beneficiaries after death.

The Custodian named on the Application has given the Depositor the disclosure statement required under Regulations Section 1.408-6.

The Depositor has assigned the Custodial Account the sum indicated on the Application.

The Depositor and the Custodian make the following agreement:

ARTICLE I
The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in Section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3) or an employer contribution to a Simplified Employee Pension Plan as described in Section 408(k). Rollover contributions before January 1, 1993, include rollovers described in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a Simplified Employee Pension Plan described in Section
408(k).

ARTICLE II
The Depositor's interest in the balance in the Custodial Account is nonforfeitable.

ARTICLE III
1. No part of the Custodial funds may be invested in life insurance contracts, nor may the assets of the Custodial Account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Section 408(a)(5)).

2. No part of the Custodial funds may be invested in collectibles (within the meaning of Section 408(m)) except as otherwise permitted by Section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

ARTICLE IV
1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the Custodial Account shall be made in accordance with the following requirements and shall otherwise comply with Section 408(a)(6) and Proposed Regulations Section 1.408-8, including the incidental death benefit provisions of Proposed Regulations
    Section 1.401(a)(9)-2, the provisions of which are herein incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The Depositor's entire interest in the Custodial Account must be, or begin to be, distributed by the Depositor's required beginning date (April 1 following the calendar year end in which the Depositor reaches age 70 1/ 2). By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the Custodial Account distributed in:

    (a)  A single sum payment.

    (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

    (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

    (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

    (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

    (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

    (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either

         (i) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

         (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.

    (c) Except where distribution in the form of an annuity meeting the requirements of Section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

    (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial Account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V
1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under Section 408(i) and Regulations Sections 1.408-5 and 1.408-6.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VI
Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with Section 408(a) and related regulations will be invalid.

ARTICLE VII
This Agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear on the Application.

ARTICLE VIII
1. PLEASE REFER TO THE CGM IRA APPLICATION WHICH IS INCORPORATED INTO THIS AGREEMENT AS THIS PARAGRAPH OF ARTICLE VIII.

2.  DEFINITIONS The following definitions shall apply to terms used in this
    Article VIII:

    (a) "Account" or "Custodial Account" means the custodial account established hereunder for the benefit of the Depositor.

    (b) "Agreement" means the CGM IRA Custodial Agreement, including the information and provisions set forth in any Account Application that goes with this Agreement. This Agreement, including the Account Application and any designation of Beneficiary filed with the Custodian, may be proved either by an original copy or by a reproduced copy thereof, including, without limitation, a copy reproduced by photocopying, facsimile transmission, or electronic imaging.

    (c) "Application" or "Account Application" shall mean CGM IRA Account Application by which this Agreement, as may be amended from time to time, is established between the Depositor and the Custodian. The statements contained therein shall be incorporated into this Agreement.

    (d) "Beneficiary" means the person or persons (including without limitation an individual, a trust, an estate, an association or a corporation) designated as such by the Depositor on a signed form acceptable to and filed with the Custodian pursuant to Article VIII, Section 5.(a) of this Agreement.

    (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (f) "Company" shall mean Capital Growth Management Limited Partnership ("CGM"), or any successor or affiliate thereof to which CGM may, from time to time, delegate or assign any or all of its rights or responsibilities under this Agreement.

    (g) "Custodian" shall mean State Street Bank and Trust Company of Boston, Massachusetts, or its successors, as specified in the Account Application.

    (h)  "Depositor" means the person named in the Account Application.

    (i) "Fund" shall mean any corporation, partnership, trust or other entity registered under the Investment Company Act of 1940 for which CGM, or its successors or affiliates, serves as investment adviser, and which CGM designates in writing to the Custodian as an eligible investment under this Custodial Agreement.

    (j) "Fund Shares" or "Shares" shall mean shares of stock, trust certificates, or other evidences of interest (including fractional shares) in any Fund.

    (k) "Money Market Shares" shall mean any Shares that are issued by a Fund that is a money market mutual fund.

3.  INVESTMENT OF CONTRIBUTIONS
    (a) Investment Options. The Depositor has exclusive responsibility for and control over the investment of the assets of his or her IRA. Contributions to the Account may be invested only in Fund Shares. The Depositor may direct the Custodian to invest assets in Shares of one or more Funds in such percentage as the Depositor shall specify on the Account Application or thereafter in writing to the Custodian from time to time, provided that minimum investment amounts are met.

    (b) Investment Instructions. Contributions will be invested in accordance with the Depositor's written instructions on the Application, and with subsequent instructions given by the Depositor (or, following the death of the Depositor, his or her Beneficiary) to the Custodian in a manner acceptable to the Custodian. By giving such instructions to the Custodian, such persons will be deemed to have acknowledged receipt of the then-current prospectus for any Fund in which the Depositor directs the Custodian to invest assets in his or her Custodial Account. All charges incidental to carrying out such instructions shall be charged and collected in accordance with Article VIII, Section 6(e). All Fund Shares in the Custodial Account shall be held in the name of the Custodian for the benefit of the Depositor.

    (c) Investment Changes and Reinvestment. The Depositor may change any portion of his or her investment in a Fund to another Fund by requesting the change in the manner the Custodian requires, and subject to the provisions of the then-current Fund prospectus.

         Prior to the date the Depositor attains age 59 1/2, all income, dividends and capital gains distributions from a Fund shall be reinvested in additional shares of that Fund. On or after the date the Depositor attains age 59 1/2, he or she may elect to receive all income dividends and/or capital gains distributions from a Fund in cash. Such cash payments will constitute a taxable distribution of assets.

    (d) Investment Minimums. Each Fund may impose a minimum investment limit on initial and subsequent investments. The Company reserves the right to change those investment minimums at any time without prior notice. The Custodian will invest all contributions promptly after their receipt, as set forth in the prospectus of the Fund in which shares are being purchased. The Custodian will mail a statement confirming each investment to the Depositor at the address of record on the Custodial Account.

    (e) Unclear Investment Instructions. If the Custodian or the Company receives instructions from the Depositor that are in their opinion not clear, the Custodian or the Company may request additional instructions from the Depositor (or the Depositor's Beneficiary, executor or administrator). Pending receipt of such instructions, any cash assets may be invested by the Custodian in Money Market Shares. Neither the Custodian nor the Company shall be liable to anyone for any loss resulting from the delay in investing such cash or in implementing such instructions.

4.  CONTRIBUTIONS
    (a) Nature and Timing of Contributions. All contributions by the Depositor to the Custodial Account must be in cash, except for initial contributions of rollovers that may be made in the form of Fund shares if permitted by the Company and the Custodian. The Custodian will designate contributions (other than rollover contributions) as being made for the current tax year unless the Depositor designates, in a manner acceptable to the Custodian, that the contribution is being made for the preceding taxable year. Contributions designated for the preceding taxable year must be made by the deadline for filing the Depositor's income tax return (not including extensions).

    (b) Rollover Contributions. The Custodian will accept for the Custodial Account all rollover contributions that consist of cash and may accept Fund Shares if permitted by the Company. The Depositor shall designate each rollover contribution as such to the Custodian, and by such designation shall confirm to the Custodian that a proposed rollover contribution qualifies as a rollover contribution within the meaning of Sections 402(a)(5), 402(a)(6), 402(a)(7), 402(c), 403(a)(4), 403(b)(8),
         and/or 408(d)(3) of the Code.

    (c) Excess Contributions. If the Depositor exceeds the amount that may be contributed to his or her Custodial Account for any year the Custodian will, upon a proper written request from the Depositor, prior to his or her tax filing deadline, return the excess and any attributable earnings to the Depositor. If the request is received after the Depositor's filing deadline, the Depositor may elect to have the contribution treated as if it were made for a later year.

5.  DISTRIBUTIONS
    (a) Beneficiary Designation. A Depositor may designate a Beneficiary or Beneficiaries at any time, and such designation may be changed or revoked at any time, by written designation signed by the Depositor on a form acceptable to, and filed with the Custodian; provided, however, that such designation, or change, or revocation of a prior designation, shall not be effective unless it is received and accepted by the Custodian no later than thirty (30) days after the death of the Depositor, and provided further that the latest such designation or change or revocation shall control. If at the time of the Depositor's death there is no properly designated Beneficiary of the Depositor in existence, the Depositor's Beneficiary shall be his or her surviving spouse or, if none, his or her estate. Unless otherwise specified in the Depositor's designation of Beneficiary, if a Beneficiary dies before receiving his or her interest in the Custodial Account, the Beneficiary's remaining interest in the Custodial Account shall be paid to the Beneficiary's estate.

         A Depositor may designate as Beneficiary of his or her Account a trust for the benefit of his or her surviving spouse that is intended to satisfy the conditions of Sections 2056(b)(7) or 2056A of the Code (a "Spousal Trust"). In that event, if the Depositor is survived by his or her spouse, the following provisions shall apply to the account, from and after the death of the Depositor's surviving spouse: (1) all of the income of the Account shall be paid to the spousal trust annually or at more frequent intervals, and (2) no person shall have the power to appoint any part of the account to any person other than the spousal trust. To the extent permitted by Section 401(a)(9) of the Code, as determined by the trustee(s) of the spousal trust, the surviving spouse of a Depositor who has designated a spousal trust as his or her beneficiary may be treated as his or her "designated beneficiary" for purposes of the distribution requirements of that Code section. The Custodian shall have no responsibility to determine whether such treatment is appropriate.

    (b) Form of Distribution. All requests for distribution shall be in writing on a form provided by or acceptable to the Custodian. The method of distribution must be specified in writing. The tax identification number must be provided to the Custodian and certified appropriately before a distribution will be made. The Depositor is responsible for making the distribution requests to the Custodian sufficiently in advance of the date on which any requested or required distribution is to be made to ensure that the distribution will be made on or before that date.

         The Depositor must provide to the Custodian any application, certificates, tax waivers, signature guarantees, and other documents (including proof of legal representative's authority) that the Custodian requires. The Custodian will not be liable for complying with a distribution request that appears on its face to be genuine, nor will the Custodian be liable for refusing to comply with a distribution request that the Custodian is not satisfied is genuine.

         If a distribution request is not made in the correct form, the Custodian is not responsible and will not be liable to the Depositor for any losses while the Custodian awaits the distribution request to be made in the proper form. The Depositor also agrees to fully indemnify the Custodian for any losses that may result from the Custodian's failing to act upon an improperly made distribution request.

         The Custodian is not obligated to make any distribution, including a required minimum distribution as specified in Article IV above, absent a specific written direction from the Depositor (or the Depositor's, Beneficiary, executor, or administrator) to do so.

         Any distributions shall be subject to all applicable tax and other laws and regulations including possible early withdrawal penalties and withholding requirements.

         The Custodian is empowered to make distribution absent instructions from the Depositor if directed to do so pursuant to a court order of any kind and the Custodian shall in such event incur no liability to anyone for acting in accordance with such court order.

    (c) Distribution Upon Death. If the Depositor dies before receiving all of the proceeds in his or her IRA, payments will be made to the designated Beneficiary(ies). If a Beneficiary payment election described in
         Article IV, Section 4(b) of this Agreement is not made by December 31 of the year after the year of death the following rules will apply. If the Beneficiary is the spouse of the Depositor, the payment described in Article IV, Section 4(b)(ii) will be deemed elected (that is, payments over the life or life expectancy of the Depositor's spouse). If the Beneficiaries are or include anyone other than the Depositor's spouse, the payment method described in Article IV, Section 4(b)(i) will be deemed elected (i.e. the 5-year rule).

    (d) Required Minimum Distributions. The Depositor has the responsibility to ensure that he or she will begin to receive distributions from the Custodial Account on or before the required beginning date (i.e. April 1 following the year in which the Depositor reaches age 70 1/2) and continue to receive distributions by December 31 each year. The Depositor also has the sole responsibility to initiate distributions from the Custodial Account and sole responsibility to ensure that all distributions are made in accordance with the applicable provisions of the Internal Revenue Code. If the Depositor fails to make an election by the required beginning date, the Custodian shall have no obligation to cause a distribution to be paid to the Depositor. The Custodian will not be liable for any penalties or taxes related to the Depositor's failure to take a distribution or to the Custodian's payment as a result of such failure.

    (e)  Calculation of Life Expectancy. For distributions requested pursuant to
         Article IV, life expectancy and joint life and last survivor expectancy are calculated based on information provided by the Depositor, (or the Depositor's, Beneficiary, executor, or administrator) using the Expected Return Multiples in Section 1.72-9 of the Income Tax Regulations. The Custodian shall not incur any liability for errors in such calculations as a result of its reliance on information provided by the Depositor (or the Depositor's Beneficiary, executor, or administrator).

         IF THE DEPOSITOR DOES NOT ELECT TO HAVE THE CUSTODIAN RECALCULATE LIFE EXPECTANCY BY THE REQUIRED BEGINNING DATE, THE CUSTODIAN WILL NOT RECALCULATE THE LIFE EXPECTANCY. THIS ELECTION OR DEEMED ELECTION TO RECALCULATE OR NOT RECALCULATE IS IRREVOCABLE.

    (f) Distributions to a Minor. If a distribution is payable to a person known by the Custodian to be a minor or otherwise under a legal disability, the Custodian may, in its absolute discretion, make all or any part of the distribution to (a) a parent of such person, (b) the guardian, committee, or other legal representative, whenever appointed, of such person, (c) a custodial account established under a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or similar act,
         (d) any person having control or custody of such person, or (e) to such person directly. The Depositor (or the Depositor's Beneficiary, executor or administrator) may direct the Custodian to make any distributions from the Custodial Account directly to any person, corporation or other entity, including, but not limited to, the fiduciary of a retirement plan account maintained on behalf of the Depositor.

    (g) Asset Transfers to Spouse Upon Divorce. All or any portion of the Depositor's interest in the Custodial Account may be transferred to a spouse or former spouse pursuant to a decree of divorce or separate maintenance or a written instrument incident to such a decree as provided in Section 408 of the Code, in which event the transferred portion shall be held as a separate IRA for the benefit of such spouse or former spouse.

    (h) Transferring Assets to and from the Account. Assets held on behalf of the Depositor in another IRA may be transferred by the trustee or custodian thereof directly to the Custodian, in a form and manner acceptable to the Custodian, to be held in the Custodial Account for the Depositor under this Agreement. The Custodian will not be responsible for any losses the Depositor may incur as a result of the timing of any transfer from another trustee or custodian that are due to circumstances reasonably beyond the control of the Custodian.

         Assets held on behalf of the Depositor in the Account may be transferred directly to the trustee or custodian of another IRA established for the Depositor, if so directed by the Depositor in a form and manner acceptable to the Custodian; provided, that it shall be the Depositor's responsibility to ensure that any minimum distribution required by Section 401(a)(9) of the Code is made prior to giving the Custodian such transfer instructions. The Custodian will assume no responsibility for the tax consequences of any transfer.

6.  THE CUSTODIAN

    (a) Instructions and Notices. All written notices or communication required to be given by the Custodian to the Depositor shall be deemed to have been given when sent by mail to the last known address of the Depositor in the records of the Custodian. It is the responsibility of the Depositor to notify the Custodian of any changes in address. All written instructions, notices, or communications required to be given by the Depositor to the Custodian shall be mailed or delivered to the Custodian at the mailing address specified in the Prospectus, and no such instruction, notice, or communication shall be effective until the Custodian's actual receipt thereof.

         The Custodian, may at its discretion, when so permitted by the Fund prospectus, accept telephonic instructions, as if they were written instructions. Any such telephonic instruction may be proved by audio recorded tape.

    (b) Reliance. The Custodian may conclusively rely upon and will be protected from acting on any written order from or authorized by the Depositor, or any other notice, request, consent, certificate or other instrument, paper, or other communication that the Custodian believes to be genuine and issued in proper form with proper authority, as long as the Custodian acts in good faith in taking or omitting to take any action in reliance upon the communication. Neither the Custodian nor the Company shall not have any duty to question the directions of a Depositor (or the Depositor's Beneficiary, executor or administrator) in the investment, transfer or distribution of his or her Custodial Account or to advise him or her regarding the purchase, retention, or sale of assets credited to the Custodial Account or regarding distributions from the Account. Neither the Custodian nor the Company shall not be liable for any loss that results from the Depositor's (or the Depositor's Beneficiary, executor, or administrator) exercise of control (whether by his or her action or inaction) over the Custodial Account.

    (c) Reports; Tax Withholding. As soon as practicable after the close of each taxable year, and whenever required by the Code, the Custodian shall deliver to the Depositor a written record reflecting receipts, distributions and other transactions effected in the Custodial Account during such period and the fair market value of the assets and liabilities of the Custodial Account as of the close of such period. Unless the Depositor sends the Custodian written objection to a report within sixty (60) days of receipt, the Depositor shall be deemed to have approved such report, and the Custodian and the Company shall be forever released and discharged from all liability and accountability to anyone with respect to their acts, transactions, duties and obligations or responsibilities as shown on, or reflected by, such report.

         The Custodian may reduce the amount of any distribution by the amount of any required tax withholding unless specified otherwise.

    (d) Exclusive Benefit. At no time shall it be possible for any part of the assets of the Custodial Account to be used for, or diverted to, purposes other than for the exclusive benefit of the Depositor or the Depositor's beneficiaries except as specifically provided in this Agreement.

    (e) Account Fees and Expenses. The Custodian is entitled to receive the fees for establishing and maintaining the Custodial Account set forth in the Disclosure Statement. The Custodian may change its fee schedule from time to time upon thirty (30) days' advance written notice to the Depositor. The Custodian has the right to charge the Custodial Account, including the right to liquidate Fund Shares or to charge the Depositor, for the Custodian's fees, as well as for any income, gift, estate, and inheritance taxes (including any transfer taxes incurred in connection with the Custodial Account assets, and for all other administrative expenses of the Custodian for performing its duties, including any fees for legal services provided to the Custodian.

    (f) Voting with Respect to Securities (Mailing of Prospectuses, Proxies, etc.). The Custodian shall mail to the Depositor all prospectuses and proxies that may come into the Custodian's possession by reason of its holding Fund Shares in the Custodial Account. A Depositor may direct the Custodian as to the manner in which any Fund Shares held in the Custodial Account shall be voted with respect to any matters as to which the Custodian as holder of record is entitled to vote, coming before any meeting of shareholders of the Fund that issued such Fund Shares. All such directions shall be in writing on a form approved by the Custodian and signed by the Depositor, and delivered to the Custodian within the time prescribed by it. The Custodian shall vote only those Shares with respect to which it has received timely written directions from the Depositor; provided, however, that the Custodian may without such direction vote shares "present" to the extent that such a vote is needed to establish a quorum.

    (g) Limitations on Custodial Liability and Indemnification. The Depositor and the Custodian intend that the Custodian shall have and exercise no discretion, authority, or responsibility as to any investment in connection with the Custodial Account and the Custodian shall not be responsible in any way for the purpose, propriety, or tax treatment of any contribution, or of any distribution, or any other action or nonaction taken pursuant to the Depositor's direction or that of the Depositor's Beneficiary, executor, or administrator. The Depositor who directs the investment of his or her Account shall bear sole responsibility for the suitability of any directed investment and for any adverse consequences arising from such an investment, including, without limitation, the inability of the Custodian to value or to sell an illiquid investment, or the generation of unrelated business taxable income with respect to an investment. To the fullest extent permitted by law, the Depositor (or the Depositor's Beneficiary, executor, or administrator, as appropriate) shall at all times fully indemnify and save harmless the Custodian, the Company and their agents, affiliates, successors, assigns and their officers, directors, and employees, from any and all liability arising from the Depositor's investment direction under this Custodial Account and from any other liability whatsoever that may arise in connection with this Agreement except liability arising under applicable law or liability arising from gross negligence or willful misconduct on the part of the indemnified person. Although the Custodian shall have no responsibility to give effect to a direction from anyone other than the Depositor (or the Depositor's Beneficiary, executor, or administrator), the Custodian may, in its discretion, establish procedures pursuant to which the Depositor may delegate to a third party any or all of the Depositor's powers and duties hereunder; provided, however, that in no event may anyone other than the Depositor's executor execute the application by which this Agreement is adopted or the form by which the Beneficiary is appointed, and provided, further, that any such third party to whom the Depositor has so delegated powers and duties shall be treated as the Depositor for purposes of applying the preceding sentences of this paragraph and provisions of Article VIII, Section 3(a).

    (h) Resignation or Removal of Custodian. The Company may remove the Custodian at any time, and the Custodian may resign at any time, upon thirty (30) days' written notice to the Depositor. Upon the removal or resignation of the Custodian, the Company may, but shall not be required to, appoint a successor custodian under this Custodial Agreement; provided that any successor custodian shall satisfy the requirements of Section 408(a)(2) of the Code. Upon any such successor's acceptance of appointment, the Custodian shall transfer the assets of the Custodial Account, together with the copies of relevant books and records, to such successor custodian; provided, however, that the Custodian is authorized to reserve such sum of money or property as it may deem advisable for payment of any liabilities constituting a charge on or against the assets of the Custodial Account, or on or against the Custodian or the Company. The Custodian shall not be liable for the acts or omissions of any successor to it. If no successor is appointed by the Company, the Custodial Account shall be terminated and the assets of the Account, reduced by the amount of any unpaid fees or expenses, will be distributed to the Depositor.

7.  AMENDMENT AND TERMINATION

    (a) Amendment. The Depositor and Custodian authorize and direct the Company to amend this Agreement in any respect at any time (including retroactively), so that it may conform with applicable provisions of the Internal Revenue Code, or with any other applicable law as in effect from time to time. Any amendment made by the Company to comply with the Code and related regulations does not require the consent of the Depositor. Such other changes to this Agreement may be made as the Company deems advisable. Any such amendment shall be effected by delivery to the Custodian and mailing a copy of such amendment or a restatement of the Custodial Agreement including any such amendment to the Depositor at his or her last known address as shown in the records of the Custodian. The Depositor shall be deemed to consent to any such amendment(s) if he or she fails to object thereto by written notice received by the Custodian within thirty (30) calendar days from the date the Company mails a copy of such amendment(s) or restatement to the Depositor.

    (b) Termination. The Depositor may terminate the Custodial Account at any time upon notice to the Custodian in a manner and form acceptable to the Custodian. Upon such termination, the Custodian shall transfer the assets of the Custodial Account, reduced by the amount of any unpaid fees or expenses, to the custodian or trustee of another individual retirement account (within the meaning of Section 408 of the Code) or other retirement plan designated by the Depositor, as described in
         Article VIII, Section 5(h). The Custodian shall not be liable for losses arising from the acts, omissions, delays or other inaction of any such transferee custodian or trustee. If notice of the Depositor's intention to terminate the Custodial Account is received by the Custodian and the Depositor had not designated a transferee custodian or trustee for the assets in the Account, then the Account, reduced by any unpaid fees or expenses, will be distributed to the Depositor.

8.  MISCELLANEOUS

    (a) Governing Law. This Agreement, and the duties and obligations of the Company and the Custodian under the Agreement, shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts, except as superseded by federal law or statute.

    (b) When Effective. This Agreement shall not become effective until acceptance of the Application by or on behalf of the Custodian as its principal office, as evidenced by a written notice to the Depositor.

         The CGM Funds o P.O. Box 449 o Boston, MA 02117 o 800-345-4048

--------------------------------------------------------------------------------
                 Traditional IRA Disclosure Statement Amendment
--------------------------------------------------------------------------------

AMENDMENT TO YOUR IRA
This IRA disclosure statement amendment updates your Individual Retirement Account (IRA) documents we previously provided to you. The information provided below amends your disclosure statement for recent law changes resulting from the Taxpayer Relief Act of 1997.

Unless directed by us to do so, you do not need to sign or return anything to us for this amendment to apply to your IRA. Your beneficiary designation we have on file will remain in effect unless you change it by completing and signing the form which we have for this purpose.

We recommend that you review this information carefully and keep it with your other IRA information.

DISCLOSURE STATEMENT
MAXIMUM CONTRIBUTION MODIFIED -- The total amount you may contribute to an IRA for any taxable year cannot exceed the lesser of $2,000 or 100 percent of your compensation. If you also maintain a Roth IRA, the maximum contribution to your Traditional IRAs (i.e., IRAs subject to Internal Revenue Code (IRC) Sections 408(a) and 408(b)) is reduced by any contributions you make to your Roth IRA. Your total annual contribution to all Traditional IRAs and Roth IRAs cannot exceed the lesser of $2,000 or 100 percent of your compensation.

PERMISSIBLE IRA INVESTMENTS EXPANDED -- You may not invest the assets of your IRA in collectibles (within the meaning of Internal Revenue Code (IRC) Section 408(m)). A collectible is defined as any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or any other tangible personal property specified by the Internal Revenue Service. However, specially minted United States gold and silver bullion coins and certain state-issued coins are permissible investments. Beginning January 1, 1998, platinum coins and certain gold, silver, platinum or palladium bullion (as described in IRC Section 408(m)(3)) are also permitted as IRA investments.

IRA DEDUCTIBILITY CHANGES -- If you have not yet reached the year in which you attain age 701/2 and have earned income from services rendered, you may make an IRA contribution of the lesser of 100 percent of compensation or $2,000. However, the amount of the contribution for which you may take a tax deduction will depend upon whether you (or, in some cases, your spouse) are an active participant in an employer-maintained retirement plan. If you are not an active participant, your IRA contribution will be totally deductible. If you are an active participant, the deductibility of your contribution will depend on your modified adjusted gross income (MAGI) for the tax year for which the contribution was made. MAGI is determined on your tax return using your adjusted gross income but disregarding any deductible IRA contribution.

Definition of Active Participant -- Generally, you will be an active participant if you are covered by one or more of the following employer-maintained retirement plans:

1.  a qualified pension, profit sharing, 401(k), or stock bonus plan;

2.  a qualified annuity plan of an employer;

3.  a simplified employee pension (SEP) plan;

4. a retirement plan established by the Federal government, a State, or a political subdivision (except certain unfunded deferred compensation plans under IRC Section 457);

5. a tax sheltered annuity for employees of certain tax-exempt organizations or public schools;

6.  a plan meeting the requirements of IRC Section 501(c)(18);

7.  a qualified plan for self-employed individuals (H.R. 10 or Keogh Plan; and

8.  a SIMPLE IRA plan or a SIMPLE 401(k) plan.

If you do not know whether your employer maintains one of these plans or whether you are an active participant in it, check with your employer and your tax advisor. Also, the Form W-2 (Wage and Tax Statement) that you receive at the end of the year from your employer will indicate whether you are an active participant.

If you are an active participant and are single, the deductible amount of your contribution is determined as follows: (1) take the Phase-out Maximum for the applicable year (specified below) and subtract your MAGI, (2) multiply the difference by .2. For example, if your 1998 MAGI is $35,000, your maximum deductible contribution is $1,000 (the 1998 Phase-out Maximum of $40,000 minus your MAGI of $35,000, multiplied by .2). You must round the resulting number to the next highest $10 if the number is not a multiple of 10.

If you are an active participant, are married and you file a joint tax return, the deductible amount of your contributions is determined as follows: (1) take the Phase-out Maximum for the applicable year (specified below) and subtract your MAGI, (2) multiply the difference by .2. (Multiply the difference between the Phase-out Maximum and your MAGI by .1 beginning in 2007). For example, if your MAGI in 1998 is $55,000, your maximum deductible contribution is $1000:
[($60,000 minus $55,000) multiplied by .2]. You must round the resulting number to the next highest $10 if the number is not a multiple of 10.

                             JOINT FILERS                    SINGLE TAXPAYERS
  TAX YEAR                PHASE-OUT MAXIMUM                  PHASE-OUT MAXIMUM
--------------------------------------------------------------------------------
    1997                      $50,000                             $35,000
    1998                      $60,000                             $40,000
    1999                      $61,000                             $41,000
    2000                      $62,000                             $42,000
    2001                      $63,000                             $43,000
    2002                      $64,000                             $44,000
    2003                      $70,000                             $50,000
    2004                      $75,000                             $55,000
    2005                      $80,000                             $60,000
    2006                      $85,000                             $60,000
    2007                     $100,000                             $60,000

If you are married filing jointly and are not an active participant in an employer-maintained retirement plan, but are married to someone who is an active participant, your maximum deductible contribution is determined by taking $160,000 minus your MAGI and multiplying the result by .2 (subject to the maximum combined annual contribution limit for Traditional and Roth IRAs of the lesser of $2,000 or 100 percent of earned income).

TRADITIONAL IRA TO ROTH IRA ROLLOVERS -- If your adjusted gross income is less than $100,000, you are eligible to roll over (or convert) all or any portion of your existing Traditional IRA(s) into your Roth IRA(s). The amount of the rollover from your Traditional IRA to your Roth IRA shall be treated as a distribution for income tax purposes and is includible in your gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution penalty shall not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether you qualify for any exceptions to the 10 percent penalty.

If you roll over assets from your Traditional IRA to your Roth IRA prior to January 1, 1999, you may spread the amount of the distributions which must be included in your gross income ratably over a four year period beginning with the year in which the payment or distribution is made.

NEW EXCEPTIONS TO 10 PERCENT EARLY DISTRIBUTION PENALTY -- If you are under age 591/2 and receive an IRA distribution, an additional tax of 10 percent will apply, unless made on account of death, disability, a qualifying rollover, a direct transfer, the timely withdrawal of an excess contribution; or if the distribution is part of a series of substantially equal period payments (at least annual payments) made over your life expectancy or the joint life expectancy of you and your beneficiary. Payments made to pay medical expenses which exceed 7.5 percent of your adjusted gross income and distributions to pay for health insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks are also exempt from the 10 percent tax. Beginning January 1, 1998, payments to cover certain qualified education expenses and distributions for first-home purchases (up to a life-time maximum of $10,000) are exempt from the 10 percent tax. This additional tax will apply only to the portion of a distribution which is includible in your income.

REPEAL OF EXCESS DISTRIBUTION PENALTY -- Prior to 1997, you would have been taxed an additional 15 percent on any amount received and included in income during a calendar year from qualified retirement plans, tax-sheltered annuities and IRAs which exceeded $112,500 (indexed each year for the cost of living). Certain exceptions applied. If you received an excess distribution as described above, your tax advisor could determine if these exceptions applied to you. This tax is referred to as an excess distribution penalty. However, this tax is repealed effective for all payouts received after December 31, 1996, as a result of the Taxpayer Relief Act of 1997.

REPEAL OF EXCESS RETIREMENT ACCUMULATION PENALTY -- In the past, your estate would have paid additional Federal estate tax if you died with an excess retirement accumulation. An excess retirement accumulation existed if, at the time of your death, the value of all your interests in qualified plans, tax-sheltered annuities and IRAs exceeded the present value of an annuity with annual payments of $112,500 (indexed each year for the cost of living), payable over your life expectancy immediately before your death. This tax was referred to as an excess retirement accumulation tax penalty. However, this tax is repealed for estates of decedents dying after December 31, 1996, as a result of the Taxpayer Relief Act of 1997.

IRADISCAMEND      12/97

--------------------------------------------------------------------------------
                           CGM IRA ACCOUNT APPLICATION
--------------------------------------------------------------------------------

  1. ACCOUNT INFORMATION

Name ----------------------------------------------------

Social Security # [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]

Address -------------------------------------------------

---------------------------------------------------------

Date of Birth -------------------------------------------

Daytime Telephone Number (---) --------------------------

  2. IRA ACCOUNT INFORMATION

Check IRA Type:
[ ]  TRADITIONAL CONTRIBUTORY         [ ]  TRADITIONAL ROLLOVER
[ ]  ROTH CONTRIBUTORY                [ ]  ROTH CONVERSION

A SEPARATE APPLICATION MUST BE COMPLETED FOR EACH BOX THAT YOU CHECKED ABOVE. Also check the transactions that apply below and specify the investment amount for each option. If you want to establish a SEP-IRA, please call 800-345-4048.

[ ] ANNUAL CONTRIBUTION for the tax year -----------.
    (maximum contribution for all IRAs is $2,000)

[ ] TRANSFER IRA: If you are transferring assets from another IRA to CGM, complete this form and the CGM Transfer Form.

[ ] ROTH IRA TO ROTH IRA ROLLOVER: Please review the CGM Roth IRA Rollover Rules included in this packet. Year of initial contribution: ----------.

[ ] TRADITIONAL IRA TO TRADITIONAL IRA ROLLOVER: Please review the CGM
    Traditional IRA Rollover Rules included in this packet.

[ ] DIRECT ROLLOVER TO A TRADITIONAL IRA from a qualified pension, profit sharing, 401(k), or 403(b) plan sent to CGM by your employer. Complete the Direct Rollover Form.

[ ] INDIRECT ROLLOVER TO A TRADITIONAL IRA from a qualified pension, profit sharing, 401(k), or 403(b) plan from which you have received the proceeds.

[ ] CONVERSION FROM TRADITIONAL IRA TO ROTH IRA: Complete the CGM Roth IRA
    Conversion Form.

  3. INVESTMENT SELECTION ($1,000 MINIMUM PER FUND)

$ ----------  CGM Focus Fund

$ ----------  CGM Mutual Fund

$ ----------  CGM Realty Fund

$ ----------  CGM Fixed Income Fund

$ ----------  CGM Capital Development Fund - see Section 9.
              Existing account number:________________________.

$ ----------  New England Cash Management Trust - Money Market Series

     5.00
$ ----------  ESTABLISHMENT FEE
              (Required for all new plans, one fee per application)

$ ----------  AMOUNT OF CHECK ENCLOSED

Make all checks payable to State Street Bank and Trust Company. No third party checks (checks endorsed over to CGM from an individual or institution) will be accepted.

  4. TELEPHONE EXCHANGE PRIVILEGES

[ ] Yes      [ ] No
This service enables you to exchange monies ($1,000 minimum) by telephone among accounts with the same registration in the CGM Funds or New England Cash Management Trust.

  5. AUTOMATIC INVESTMENT PLAN - OPTIONAL

Once you have met the $1,000 minimum, you may have us debit $50 or more each month from your bank account to apply to your IRA account. Please check this box M and complete Section 10 on the reverse side.

  6. BENEFICIARY DESIGNATION

This Beneficiary Designation is to be used to indicate the person or persons to whom the IRA assets should be turned over to in the event of your death. If you are not survived by a validly designated Beneficiary, your benefits will be paid to your estate in the event of your death. Important: If you do not designate a Beneficiary or if the Beneficiary designated is not a person, you cannot base your calculations for distributions from a Traditional IRA on joint life expectancy. The Beneficiaries named herein and the manner of distribution may be changed or revoked at any time by filing a new designation in writing with the Custodian. This designation, and any changes or revocation, will only be effective upon receipt by the Custodian. PLEASE RETAIN A COPY FOR YOUR RECORDS. Upon my death, distribute my CGM IRA in equal shares to the following Principal Beneficiary(ies) who survive me or, if none survives me, in equal shares to the following Secondary Beneficiaries who survive me. (Attach an additional page if necessary.)

Principal Beneficiary(ies):

--------------------------------------------------------------------------------
Name                            Birthdate                     Relationship

--------------------------------------------------------------------------------
Address

Secondary Beneficiary(ies):

--------------------------------------------------------------------------------
Name                            Birthdate                     Relationship

 Address

CONSENT OF SPOUSE
(If you live in a community property state, complete if spouse is not sole primary beneficiary.) I consent to the above Beneficiary Designation. By signing this consent, I intend to change the portion (if any) of this IRA which is community property into the separate property of my spouse. I specifically give to my spouse any interest I have in the funds deposited in this account.

--------------------------------------------------------------------------------
Signature of Spouse                                            Date

  7. SIGNATURE

By signing below, I certify that I agree to the provisions on the reverse side listed in Section 8.

--------------------------------------------------------------------------------
 PLEASE SIGN HERE:

 X ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Signature                                     Date
--------------------------------------------------------------------------------
Please note that there is an annual $10 maintenance fee per account which will be billed to you each year. (OVER)

IRAAPP 2/98

  8. PROVISIONS

By signing this application establishing an IRA, I (i) appoint State Street Bank and Trust Company, or its successors, as Custodian of the Account, (ii) state that I have received, read, accept, and specifically incorporate the Custodial Agreement and Disclosure Statement by reference to this application, (iii) acknowledge receipt of the current prospectus of the mutual fund(s) selected,
(iv) consent to the Custodian's fee, (v) agree to promptly give instructions to the Custodian necessary to enable the Custodian to carry out its duties under the Plan, (vi) affirm that my participation is completely voluntary, and (vii) certify under penalties of perjury that the social security number provided is correct. I hereby adopt The CGM Individual Retirement Account (IRA) upon the terms and conditions thereof.

|_| If I have elected the "TELEPHONE EXCHANGE" service, I authorize the Fund and its agents to accept and act upon telephone instructions from me, and I acknowledge receipt of the current prospectus of the Fund into which the exchange is made. I understand that the Fund may terminate or modify this privilege at any time. The Fund will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on my account application and recording the telephone conversation. I will bear the risk of loss due to unauthorized or fraudulent instructions regarding my account, although the Fund may be liable if reasonable procedures are not employed.

|_| If I have enrolled in the "AUTOMATIC INVESTMENT PLAN" in Section 10, I authorize the Fund and its agents to initiate Automated Clearing House (ACH) debits against the designated account at a bank or other financial institution. I understand that:

    - Fund shares purchased by Automatic Investment Plan must be owned for 15 days before they may be redeemed.

    - I may terminate my Automatic Investment Plan by sending written notice to CGM Funds c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 no later than 10 days prior to my next scheduled debit date.

    - The CGM Funds may immediately terminate my Plan in the event that any item is unpaid by my financial institution.

    - The Fund may terminate or modify this privilege at any time.


  9. WHO CAN PURCHASE SHARES OF CGM CAPITAL DEVELOPMENT FUND

Only shareholders of the Fund as of September 24, 1993, who remain shareholders thereafter may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements. Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the board of trustees of the Fund. The special circumstances currently approved by the board of trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of the Investment Manager and counsel to the Fund and the Investment Manager.

  10. AUTOMATIC INVESTMENT PLAN (AIP)

You can have us debit $50 or more on the same day each month from your bank account and have it applied to your IRA account. (Please allow 10 business days for the AIP Plan to start.)

To elect this option, please:       |_| ATTACH A CHECK MARKED "VOID" FROM THE
                                        BANK ACCOUNT YOU WILL BE USING.
                                    |_| FILL IN THE INFORMATION REQUESTED BELOW.

Please invest $ ---------- on or about M 5th day of each month or M 20th day of each month (5th will be selected if no box is checked)

As a convenience to me, you are hereby requested and authorized to pay and charge to my account Automated Clearing House (ACH) debits drawn on my account by and payable to the order of The CGM Funds. This authority is to remain in effect until revoked by me in writing and, until you actually receive such notice, I agree you will be fully protected in honoring any such debits.

--------------------------------------------------------------------------------
Name of Bank                               Bank Account Number

--------------------------------------------------------------------------------
Name of Depositor(s) as Shown on Bank Records

X                                          X
--------------------------------------------------------------------------------
Signature of Participant                   Signature (if Joint Bank Account)

  11. ACCEPTANCE BY CUSTODIAN

Accepted by State Street Bank and Trust Company, Custodian

/s/ Illegible
--------------------------------------------------------------------------------
Authorized Signature, State Street Bank and Trust Company                 Date

A statement will be sent to you confirming the establishment of your account and will serve as State Street Bank's acceptance. Please note that you will be charged an annual maintenance fee of $10 for each fund account in your IRA.

                          QUESTIONS? CALL 800-345-4048

       SEND APPLICATION TO: CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449

--------------------------------------------------------------------------------
                    CGM DIRECT ROLLOVER FORM FOR NEW ACCOUNTS
--------------------------------------------------------------------------------

                 Please use this form when rolling assets from a Qualified Retirement Plan or 403(b) Plan directly to a CGM Traditional IRA.

  YOUR NAME AND ADDRESS

---------------------------------------  [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name                                     Social Security Number

---------------------------------------
Address

---------------------------------------  (---) -----------------------
City             State        Zip Code   Daytime Phone Number

  INVESTMENT INSTRUCTIONS

|_| Enclose $5.00 plan establishment fee. Make check payable to State Street
    Bank and Trust Company.

|_| Please type or print the name of the fund(s) you wish to invest in:

FUND NAME                                $ AMOUNT / % AMOUNT

------------------------------------     --------------------------------------

------------------------------------     --------------------------------------

  PLEASE COMPLETE AND SIGN THESE INSTRUCTIONS

IMPORTANT: To ensure timely processing of your rollover, please call your current Custodian's or Trustee's transfer department and verify the correct address and any transfer requirements, such as a signature guarantee.

If you are 70 1/2 or older please check this box M and refer to the reverse side of this form.

---------------------------------------------------------(---) ---------------
Name of Current           Current IRA Account            Custodian's Phone
Custodian                 Number                         Number

--------------------------------------------------------------------------------
Address                   City                           State         Zip Code

|_| Please accept this as your  [ ] Transfer All  OR  [ ] Transfer $ or
    authorization to:                                     % ------ to my CGM IRA

|_| The transfer should be      [ ] Immediately   OR  [ ] Upon Maturity of
    processed:                                            My Assets

--------------------------------------------------------------------------------
I request that the above named           Signature Guarantee (If Required
Custodian or Trustee liquidate and       by Current Custodian)
rollover my plan assets as cash to
State Street Bank and Trust              Name of Firm: ---------------------
Company, Custodian of my CGM IRA.

X
----------------------------------       BY: -------------------------------
 YOUR SIGNATURE           DATE               Authorized Individual
--------------------------------------------------------------------------------

                        CUSTODIAN: MAKE CHECK PAYABLE TO:
               STATE STREET BANK AND TRUST COMPANY, C/O CGM FUNDS,
                      P.O. BOX 8511, BOSTON, MA 02266-8511
           (Please include the Participant's name and Social Security
                             Number on your check.)

--------------------------------------------------------------------------------
ACCEPTANCE BY CUSTODIAN
State Street Bank and Trust Company accepts the assets being rolled over and agrees to serve as the Custodian of the IRA Account established on behalf of the above named individual.

/s/ Illegible
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY                DATE
--------------------------------------------------------------------------------

    RETURN THIS FORM TO: THE CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449

IRADRNEW 2/98

--------------------------------------------------------------------------------
IMPORTANT INFORMATION IF YOU ARE 70 1/2 OR OLDER
If this direct rollover is being made during or after a year in which you turn age 70 1/2, (or, if you are a "less than 5%" owner when you stop working, whichever is later), you must take your annual Required Minimum Distribution
(RMD) based on your life expectancy or the life expectancy of you and your beneficiary prior to rolling your assets to a Traditional IRA.

Additionally, RMDs are mandatory once your Traditional IRA is established. Please call 1-800-345-4048 to request a "Traditional IRA Distribution Request" form and our "Understanding Traditional IRA Distributions" brochure. It is your responsibility to ensure that you are taking the appropriate RMD. Failure to do so may result in a penalty tax of 50% of the amount not taken. Please call 1-800-345-4048 if you have any questions about RMDs.

--------------------------------------------------------------------------------
  HOW TO DIRECTLY ROLLOVER ASSETS FROM A QUALIFIED OR 403(B) PLAN TO CGM

1. Complete and sign the IRA Account Application.

2. Complete and sign the IRA Direct Rollover Form for New Accounts.

3. Enclose a check for $5.00 made payable to State Street Bank and Trust
   Company.

4. Mail items 1-3 to CGM Funds, P.O. Box 449, Boston, MA 02117-0449 in the return envelope provided.

5. Upon receipt of your IRA Account Application, Direct Rollover Form for New Accounts and check, CGM will establish your IRA. We will send a letter of acceptance and your authorization to rollover assets to your current plan Custodian or Trustee and provide you with a copy of the letter.

6. After the rollover IRA proceeds have been received by CGM, a statement confirming the transaction will be mailed to you.

  PLEASE NOTE: If you elect to combine assets previously invested in a qualified plan or 403(b) plan with IRA assets, you will be unable to roll over the assets into a future employer's plan.
--------------------------------------------------------------------------------
                          QUESTIONS? CALL 800-345-4048

--------------------------------------------------------------------------------
                            CGM DIRECT ROLLOVER FORM
--------------------------------------------------------------------------------
  Please use this form when rolling assets from a Qualified Retirement Plan or
                  403(b) Plan directly to a CGM Traditional IRA

  YOUR NAME AND ADDRESS

---------------------------------------  [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name                                     Social Security Number

---------------------------------------
Address

---------------------------------------  (---) -----------------------
City             State        Zip Code   Daytime Phone Number

  CGM ACCOUNT INFORMATION

Please print or type the name of your current CGM Fund and your account number. Indicate the dollar amount or percentage you want to invest in each account. If you want to establish a new account in another CGM Fund, specify the Fund name and write "new" under Account Number.

FUND NAME                ACCOUNT NUMBER            $ AMOUNT / % AMOUNT

-----------------------  ------------------------  -----------------------------

-----------------------  ------------------------  -----------------------------

  PLEASE COMPLETE AND SIGN THESE INSTRUCTIONS

IMPORTANT: To ensure timely processing of your rollover, please call your current Custodian's or Trustee's transfer department and verify the correct address and any transfer requirements, such as a signature guarantee.

If you are 70 1/2 or older please check this box M and refer to the reverse side of this form.

---------------------------------------------------------(---) ---------------
Name of Current           Current IRA Account            Custodian's Phone
Custodian                 Number                         Number

--------------------------------------------------------------------------------
Address                   City                           State         Zip Code

|_| Please accept this as your  [ ] Transfer All  OR  [ ] Transfer $ or
    authorization to:                                     % ------ to my CGM IRA

|_| The transfer should be      [ ] Immediately   OR  [ ] Upon Maturity of
    processed:                                            My Assets

--------------------------------------------------------------------------------
I request that the above named           Signature Guarantee (If Required
Custodian or Trustee liquidate and       by Current Custodian)
rollover my plan assets as cash to
State Street Bank and Trust              Name of Firm: ---------------------
Company, Custodian of my CGM IRA.

X
----------------------------------       BY: -------------------------------
 YOUR SIGNATURE           DATE               Authorized Individual
--------------------------------------------------------------------------------

                        CUSTODIAN: MAKE CHECK PAYABLE TO:
               STATE STREET BANK AND TRUST COMPANY, C/O CGM FUNDS,
                      P.O. BOX 8511, BOSTON, MA 02266-8511
           (Please include the Participant's name and Social Security
                             Number on your check.)

--------------------------------------------------------------------------------
ACCEPTANCE BY CUSTODIAN
State Street Bank and Trust Company accepts the assets being rolled over and agrees to serve as the Custodian of the IRA Account established on behalf of the above named individual.

/s/ Illegible
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY                DATE
--------------------------------------------------------------------------------

    RETURN THIS FORM TO: THE CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449

-------------------------------------------------------------------------------
IRADR 2/98

--------------------------------------------------------------------------------
IMPORTANT INFORMATION IF YOU ARE 70 1/2 OR OLDER
If this direct rollover is being made during or after a year in which you turn age 70 1/2, (or, if you are a "less than 5%" owner when you stop working, whichever is later), you must take your annual Required Minimum Distribution
(RMD) based on your life expectancy or the life expectancy of you and your beneficiary prior to rolling your assets to a Traditional IRA.

Additionally, RMDs are mandatory once your Traditional IRA is established. Please call 1-800-345-4048 to request a "Traditional IRA Distribution Request" form and our "Understanding Traditional IRA Distributions" brochure. It is your responsibility to ensure that you are taking the appropriate RMD. Failure to do so may result in a penalty tax of 50% of the amount not taken. Please call 1-800-345-4048 if you have any questions about RMDs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO DIRECTLY ROLLOVER ASSETS FROM A QUALIFIED OR 403(B) PLAN TO YOUR
EXISTING CGM IRA
--------------------------------------------------------------------------------
1. Complete and sign the IRA Direct Rollover Form.

2. Mail the Direct Rollover Form to CGM Funds, P.O. Box 8511, Boston, MA 02266-8511 in the return envelope provided.

3. Upon receipt of your Direct Rollover Form, CGM will send a letter of acceptance and your authorization to rollover assets to your current Plan Trustee or Custodian and provide you with a copy of the letter.

4. After the rollover IRA proceeds have been received by CGM, a statement confirming the transaction will be mailed to you.

PLEASE NOTE: If you elect to combine assets previously invested in a qualified plan or 403(b) plan with IRA assets, you will be unable to roll over the assets into a future employer's plan.
--------------------------------------------------------------------------------
                          QUESTIONS? CALL 800-345-4048

THE CGM FUNDS
--------------------------------------------------------------------------------



ROTH IRA
PLAN DOCUMENT AND
DISCLOSURE STATEMENT



--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
INSIDE . . .
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAGE 1 INVESTMENT OPTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAGE 2 DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAGE 7 PLAN DOCUMENT
--------------------------------------------------------------------------------




IRAR2/98

                              INVESTMENT OPTIONS

NO-LOAD MUTUAL FUNDS
The no-load funds eligible for your IRA investments are listed below. You may invest either in one, or in a combination of the funds best suited to your circumstances. The funds have different investment objectives and offer a range of investment income and appreciation potential. Be sure to read each fund's prospectus before you invest or send money.

STOCKS AND BONDS
CGM MUTUAL FUND is a flexibly managed balanced fund that seeks reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Consideration is given to the production of current income in the selection of stocks and bonds for the Fund's portfolio.

BONDS
CGM FIXED INCOME FUND is a "total return" bond fund. The Fund's objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation.

MONEY MARKET
NEW ENGLAND CASH MANAGEMENT TRUST -- MONEY MARKET SERIES is a money market fund that seeks to provide maximum current income consistent with preservation of capital by investing in a variety of high quality money market instruments. The Trust is managed by Back Bay Advisors, L.P.

STOCKS
CGM FOCUS FUND is a non-diversified and flexibly managed mutual fund that seeks long-term growth of capital. The Fund intends to pursue its objective by investing in a core position of equity securities. The Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of specific equity securities of one or more companies.

CGM REALTY FUND is a mutual fund that seeks above-average income and long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies in the real estate industry.

CGM CAPITAL DEVELOPMENT FUND is an aggressively managed growth fund that seeks long-term capital appreciation in a diverse group of companies and industries believed to provide opportunities for capital development. Note: Shares are available only to certain individuals. Eligibility categories are listed below.

ELIGIBILITY FOR CGM CAPITAL DEVELOPMENT FUND
Only shareholders of the Fund as of September 24, 1993 who have remained shareholders continuously since that date may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements.

Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of the Fund. The special circumstances currently approved by the Board of Trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of the Investment Manager and counsel to the Fund and the Investment Manager.

                             DISCLOSURE STATEMENT

                        RIGHT TO REVOKE YOUR ROTH IRA

If you receive this Disclosure Statement at the time you establish your Roth IRA, you have the right to revoke your Roth IRA within seven (7) days of its establishment. If revoked, you are entitled to a full return of the contribution you made to your Roth IRA. The amount returned to you would not include an adjustment for such items as sales commissions, administrative expenses, or fluctuation in market value. You may make this revocation only by mailing or delivering a written notice to the Custodian at the address listed on the Application.

If you send your notice by first-class mail, your revocation will be deemed mailed as of the date of the postmark.

If you have any questions about the procedure for revoking your Roth IRA, please call the Custodian at the telephone number listed on the Application.

REQUIREMENTS OF A ROTH IRA

A. CASH CONTRIBUTIONS - Your contribution must be in cash, unless it is a qualified rollover contribution.

B. MAXIMUM CONTRIBUTION - The total amount you may contribute to a Roth IRA for any taxable year cannot exceed the lesser of $2,000 or 100 percent of your compensation. If you also maintain a Traditional IRA (i.e., an IRA subject to the limits of Internal Revenue Code (IRC) Sec. 408(a) or 408(b)) the maximum contribution to your Roth IRA is reduced by any contributions you make to your Traditional IRA. Your total annual contribution to all Traditional IRAs and Roth IRAs cannot exceed the lesser of $2,000 or 100 percent of your compensation.

    Your Roth IRA contribution is further limited if your adjusted gross income
    (AGI) exceeds $150,000 and you are a married individual filing jointly ($95,000 for single taxpayers). Married individuals filing jointly with AGI which exceeds $160,000 may not fund a Roth IRA. Married individuals filing separately with AGI exceeding $10,000 may not fund a Roth IRA. Single individuals with AGI exceeding $110,000 may not fund a Roth IRA.

    If you are married filing jointly and your AGI is between $150,000 and $160,000, your maximum Roth IRA contribution is determined as follows: (1) Subtract your AGI from $160,000, (2) divide the difference by $10,000, and
    (3) multiply the result in step (2) by $2,000. For example, if your AGI is $155,000, your maximum Roth IRA contribution is $1,000. This amount is determined as follows: [($160,000 minus $155,000) divided by $10,000] multiplied by $2,000.

    If you are single and your AGI is between $95,000 and $110,000, your maximum Roth IRA contribution is determined as follows: (1) Subtract your AGI from $110,000, (2) divide the difference by $15,000, and (3) multiply the result in step (2) by $2,000. For example, if your AGI is $98,000, your maximum Roth IRA contribution is $1,600. This amount is determined as follows: [ ($110,000 minus $98,000) divided by $15,000] multiplied by $2,000.

    Your Roth IRA contribution is not limited by your participation in a retirement plan other than a Traditional IRA, as discussed above. In addition, unlike Traditional IRAs, you may continue to fund a Roth IRA after age 70 1/2 so long as you have earned income and your AGI is below the maximum thresholds discussed above.

C.  NONFORFEITABILITY - Your interest in your Roth IRA is nonforfeitable.

D. ELIGIBLE CUSTODIANS - The Custodian of your Roth IRA must be a bank, savings and loan association, credit union, or a person approved by the Secretary of the Treasury.

E. COMMINGLING ASSETS - The assets of your Roth IRA cannot be commingled with other property except in a common trust fund or common investment fund.

F. INVESTMENTS AND EARNINGS - No portion of your Roth IRA may be invested in life insurance contracts.

    Your contributions will be used to purchase shares of Funds selected on your Account Application. Any dividend or capital gains distributions on the Funds' shares will be invested in additional Funds' shares automatically. After you have participated in a Roth IRA for five years and you have attained age 59 1/2, become disabled or die, you have the option of receiving your dividends and capital gains in cash. These additional shares will represent your earnings from the account. The assets available for distribution will be the market value of the shares your contributions and earnings have purchased over the years. Due to the fluctuating value of the Funds' investments, it is not possible to make a projection of expected growth, and growth cannot be guaranteed. Investment information can be found in each Fund's prospectus.

    The law requires that the shares in your account be held by a custodian that is a bank or other organization approved by the IRS. The Custodian of the Plan meets this requirement. You will be entitled to vote the shares in your account.

G. BENEFICIARY PAYOUTS - If your surviving spouse is your sole beneficiary, your spouse may treat your Roth IRA as his or her own Roth IRA and would not be subject to the required minimum distribution rules. Your surviving spouse will also be entitled to such additional beneficiary payment options as are permitted under the law or related regulations. If the beneficiary or beneficiaries include anyone other than your surviving spouse, the entire amount remaining in your account will, at the election of your beneficiary or beneficiaries, either

    (a) be distributed by December 31 of the year containing the fifth anniversary of your death, or

    (b) be distributed in equal or substantially equal payments over the life or life expectancy of your designated beneficiary or beneficiaries.

    A nonspouse beneficiary or beneficiaries must elect either option (a) or (b) by December 31 of the year following the year of your death. If no election is made, distribution will be made in accordance with option (a).

INCOME TAX CONSEQUENCES OF ESTABLISHING A ROTH IRA

A. CONTRIBUTIONS NOT DEDUCTED - No deduction is allowed for Roth IRA contributions, including transfers and rollover contributions.

B. TAX-DEFERRED EARNINGS - The investment earnings of your Roth IRA are not subject to federal income tax as they accumulate in your Roth IRA. In addition, distributions of your Roth IRA earnings will be free from federal income tax if you take a qualified distribution, as discussed below.

C. TAXATION OF DISTRIBUTIONS - The taxation of a Roth IRA distribution depends on whether the distribution is a qualified distribution or a nonqualified distribution.

    1. QUALIFIED DISTRIBUTIONS - Qualified distributions from your Roth IRA (both the contributions and earnings) are not included in gross income. A qualified distribution occurs when the assets have been in the Roth IRA for five years and one of the following events occurs:

        o  attainment of age 59 1/2,
        o  disability,
        o  the purchase of a first home, or
        o  death.

        For contributory IRAs, the five-year period begins with the first year for which you make a Roth IRA contribution. For example, if you make a contribution to your Roth IRA for 1998, the five-year period will be completed at the end of 2002. However, a separate five-year requirement applies to each rollover contribution from a Traditional IRA. The five-year period for these rollovers begins with the year in which the rollover contribution is made.

    2. NONQUALIFIED DISTRIBUTIONS - If you do not meet the requirements for a qualified distribution, any earnings you withdraw from your Roth IRA will be included in your gross income and, if you are under age 59 1/2, may be subject to an early distribution penalty. However, when you take a nonqualified distribution, your basis (the amounts you contributed to the account) will generally be removed first. Therefore, your nonqualified distributions will not be taxable to you until your withdrawals exceed the amount of your contributions. Special rules may apply to the distribution of conversion amounts.

D. NO REQUIRED MINIMUM DISTRIBUTIONS - You are not required to take distribution from your Roth IRA at age 70 1/2 (as required for Traditional and SIMPLE IRAs).

E. ROLLOVERS AND CONVERSIONS - Your Roth IRA may be rolled over to another Roth IRA of yours, or may receive rollover contributions, provided that all of the applicable rollover rules are followed. Rollover is a term used to describe a tax-free movement of cash or other property to your Roth IRA from any of your Roth or Traditional IRAs. The rollover rules are generally summarized below. These transactions are often complex. If you have any questions regarding a rollover, please see a competent tax advisor.

    1. ROTH IRA TO ROTH IRA ROLLOVERS - Funds distributed from your Roth IRA may be rolled over to a Roth IRA of yours if the requirements of IRC section 408(d)(3) are met. A proper Roth IRA to Roth IRA rollover is completed if all or part of the distribution is rolled over not later than 60 days after the distribution is received. You may not have completed another Roth IRA to Roth IRA rollover from the distributing Roth IRA during the 12 months preceding the date you receive the distribution. Further, you may roll the same dollars or assets only once every 12 months. Roth IRA assets may not be rolled over to other types of IRAs (e.g., Traditional IRA, SIMPLE IRA).

    2. TRADITIONAL IRA TO ROTH IRA CONVERSIONS - Unless your adjusted gross income is more than $100,000, or you are married filing a separate tax return, you are eligible to roll over, transfer or convert all or any portion of your existing Traditional IRA(s) into your Roth IRA(s). A separate Roth Conversion IRA should generally be established to hold conversion amounts. If your Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a Traditional IRA during the same tax year. The amount of the conversion from your Traditional IRA to your Roth IRA will be treated as a distribution for income tax purposes and is includible in your gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10 percent early distribution penalty will not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether you qualify for any exceptions to the 10 percent penalty.

        If you convert assets from your Traditional IRA to your Roth IRA prior to January 1, 1999, you may include the taxable amount of the distribution in your gross income ratably over a four year period beginning with 1998.

    3. WRITTEN ELECTION - At the time you make a proper rollover to a Roth IRA, you must designate to the Custodian, in writing, your election to treat that contribution as a rollover. Once made, the rollover election is irrevocable.

    4. NO ROLLOVERS FROM EMPLOYER PLANS - You may not roll over distributions from your employer's qualified retirement plan or 403(b) arrangement into your Roth IRA.

F. CARRYBACK CONTRIBUTIONS - A contribution is deemed to have been made on the last day of the preceding taxable year if you make a contribution by the deadline for filing your income tax return (not including extensions), and you designate that contribution as a contribution for the preceding taxable year. For example, if you are a calendar year taxpayer and you make your Roth IRA contribution on or before April 15, your contribution is considered to have been made for the previous tax year if you designate it as such.

LIMITATIONS AND RESTRICTIONS

A. SPOUSAL ROTH IRA - If you are married, you may make payments to a Roth IRA established for the benefit of your spouse. You must file a joint tax return for the year for which the contribution is made.

    The amount you may contribute to your Roth IRA and your spouse's Roth IRA is the lesser of $4,000 or 100 percent of your combined compensation. However, you may not contribute more than $2,000 to any one Roth IRA. Your contribution may be further limited if your AGI exceeds the levels discussed in the section titled Maximum Contribution.

B. ESTATE TAX EXCLUSION - The $100,000 federal estate tax exclusion previously available has been repealed for individuals dying after December 31, 1984. No exclusion will be allowed for individuals dying after that date. Transfers of your Roth IRA assets to a named beneficiary made during your life and at your request or because of your failure to instruct otherwise, may be subject to federal gift tax under IRC section 2501 if made after October 22, 1986.

C. SPECIAL TAX TREATMENT - Capital gains treatment and the favorable five or ten year forward averaging tax authorized by IRC section 402 do not apply to Roth IRA distributions.

D. INCOME TAX TREATMENT - Any nonqualified withdrawal of earnings from your Roth IRA, is subject to federal income tax withholding. You may, however, elect not to have withholding apply to your Roth IRA withdrawal. If withholding is applied to your withdrawal, not less than 10 percent of the amount withdrawn must be withheld.

E. PROHIBITED TRANSACTIONS - If you or your beneficiary engage in a prohibited transaction with your Roth IRA, as described in IRC section 4975, your Roth IRA will lose its tax-exempt status and you must generally include the value of the earnings in your account in your gross income for that taxable year.

F. PLEDGING - If you pledge any portion of your Roth IRA as collateral for a loan, the amount so pledged will be treated as a distribution and may be included in your gross income for that year to the extent it represents earnings.

FEDERAL TAX PENALTIES

A. EARLY DISTRIBUTION PENALTY - If you are under age 59 1/2 and receive a nonqualified Roth IRA distribution, an additional tax of 10 percent will apply to the amount includible in income (i.e., the earnings), unless the distribution is made on account of death, disability, a qualifying rollover, a direct transfer, the timely withdrawal of an excess contribution; or if the distribution is part of a series of substantially equal periodic payments (at least annual payments) madeover your life expectancy or the joint life expectancy of you and your beneficiary. Payments made to pay medical expenses which exceed 7.5 percent of your adjusted gross income and distributions to payfor health insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks are also exempt from the 10 percent tax. Payments to cover certain qualified education expenses and distributions for first-home purchases (up to life-time maximum of $10,000) are exempt from the 10 percent tax. This additional tax will apply only to the portion of a distribution which is includible in your income.

B. EXCESS CONTRIBUTION PENALTY - An excise tax of 6 percent is imposed upon any excess contribution you make to your Roth IRA. This tax will apply each year in which an excess remains in your Roth IRA. An excess contribution is any contribution amount which exceeds your contribution limit, excluding rollover and direct transfer amounts. Your contribution limit is the lesser of $2,000 or 100 percent of your compensation for the taxable year. Your contribution may be further limited if your AGI exceeds the levels discussed in the section titled Maximum Contribution.

C. EXCESS ACCUMULATION PENALTY - Unless your sole beneficiary is your surviving spouse, your designated beneficiary(ies) is required to take certain minimum distributions after your death. An additional tax of 50 percent is imposed on the amount of the required minimum distribution which should have been taken but was not. This tax is referred to as an excess accumulation penalty tax.

D. PENALTY REPORTING - You must file Form 5329 with the Internal Revenue Service to report and remit any penalties or excise taxes.

OTHER

A. IRS PLAN APPROVAL - The Agreement used to establish this Roth IRA has been approved by the Internal Revenue Service. The Internal Revenue Service approval is a determination only as to form. It is not an endorsement of the plan in operation or of the investments offered.

B. FEES - The Custodian charges $5.00 when you establish your plan, $10.00 per year for each account in your plan as a maintenance fee, and $5.00 when an account is closed (including exchanges). The Custodian reserves the right to increase these charges at any time upon 30 days' advance notice. Capital Growth Management may partake in a portion of the annual maintenance fee. The Custodian will send you a statement of account annually informing you of the exact amount of the contributions, earnings, distributions, and year-end value. The Custodian will also send a statement to the Internal Revenue Service as required by law.

C. ADDITIONAL INFORMATION - You may obtain further information on Roth IRAs from your District Office of the Internal Revenue Service. In particular, you may wish to obtain IRS Publication 590, Individual Retirement Arrangements (IRAs).

HOW TO PARTICIPATE

    You may establish your own account simply by completing the Account Application and mailing it to The CGM Funds with your first contribution. If you need any assistance in completing the Account Application, please telephone CGM at (800) 345-4048.

    PLEASE NOTE: The foregoing is not a complete or definitive explanation of the Plan or the provisions of applicable law. Please do not complete the Account Application without reading the Plan and the Fund prospectus which must always accompany the Plan. Consult your financial or tax advisor if you are uncertain whether a CGM Funds IRA is an appropriate program for your investment needs.

                                PLAN DOCUMENT

                        THE CGM FUNDS ROTH INDIVIDUAL
                       RETIREMENT ACCOUNT (THE "PLAN")

The Depositor whose name appears on the Application is establishing a Roth Individual Retirement Account under section 408A to provide for his or her retirement and for the support of his or her beneficiaries after death.

The Custodian named on the Application has given the Depositor the disclosure statement required under Regulations section 1.408-6.

The Depositor has assigned the Custodial account the sum indicated on the Application.

The Depositor and the Custodian make the following agreement:

ARTICLE I

1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the Custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the Depositor.

2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

ARTICLE II
The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married depositor who files jointly, between AGI of $150,000 and $160,000; and for a married depositor who files separately, between $0 and $10,000. In the case of a conversion, the Custodian will not accept IRA Conversion Contributions in a tax year if the Depositor's AGI for that tax year exceeds $100,000 or if the Depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

ARTICLE III
The Depositor's interest in the balance in the Custodial account is nonforfeitable.

ARTICLE IV

1. No part of the Custodial funds may be invested in life insurance contracts, nor may the assets of the Custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2. No part of the Custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

ARTICLE V

1. If the Depositor dies before his or her entire interest is distributed to him or her and the Depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

    (a) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

    (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the Depositor's death.

    If distributions do not begin by the date described in (b), distribution method (a) will apply.

2. In the case of distribution method 1.(b) above, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

3. If the Depositor's spouse is the sole beneficiary on the Depositor's date of death, such spouse will then be treated as the Depositor.

ARTICLE VI

1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), Regulations sections 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VII
Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

ARTICLE VIII
This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear below.

ARTICLE IX

1. PLEASE REFER TO THE CGM IRA APPLICATION WHICH IS INCORPORATED INTO THIS AGREEMENT AS THIS PARAGRAPH OF ARTICLE VIII.

2.  DEFINITIONS
    The following definitions shall apply to terms used in this Article VIII:

    (a) "Account" or "Custodial Account" means the custodial account established hereunder for the benefit of the Depositor.

    (b) "Agreement" means the CGM IRA Custodial Agreement, including the information and provisions set forth in any Account Application that goes with this Agreement. This Agreement, including the Account Application and any designation of Beneficiary filed with the Custodian, may be proved either by an original copy or by a reproduced copy thereof, including, without limitation, a copy reproduced by photocopying, facsimile transmission, or electronic imaging.

    (c) "Application" or "Account Application" shall mean CGM IRA Account Application by which this Agreement, as may be amended from time to time, is established between the Depositor and the Custodian. The statements contained therein shall be incorporated into this Agreement.

    (d) "Beneficiary" means the person or persons (including without limitation an individual, a trust, an estate, an association or a corporation) designated as such by the Depositor on a signed form acceptable to and filed with the Custodian pursuant to Article VIII, Section 5.(a) of this Agreement.

    (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (f) "Company" shall mean Capital Growth Management Limited Partnership ("CGM"), or any successor or affiliate thereof to which CGM may, from time to time, delegate or assign any or all of its rights or responsibilities under this Agreement.

    (g) "Custodian" shall mean State Street Bank and Trust Company of Boston, Massachusetts, or its successors, as specified in the Account Application.

    (h) "Depositor" means the person named in the Account Application.

    (i) "Fund" shall mean any corporation, partnership, trust or other entity registered under the Investment Company Act of 1940 for which CGM, or its successors or affiliates, serves as investment adviser, and which CGM designates in writing to the Custodian as an eligible investment under this Custodial Agreement.

    (j) "Fund Shares" or "Shares" shall mean shares of stock, trust certificates, or other evidences of interest (including fractional shares) in any Fund.

    (k) "Money Market Shares" shall mean any Shares that are issued by a Fund that is a money market mutual fund.

3.  INVESTMENT OF CONTRIBUTIONS

    (a) Investment Options. The Depositor has exclusive responsibility for and control over the investment of the assets of his or her IRA. Contributions to the Account may be invested only in Fund Shares. The Depositor may direct the Custodian to invest assets in Shares of one or more Funds in such percentage as the Depositor shall specify on the Account Application or thereafter in writing to the Custodian from time to time, provided that minimum investment amounts are met.

    (b) Investment Instructions. Contributions will be invested in accordance with the Depositor's written instructions on the Application, and with subsequent instructions given by the Depositor (or, following the death of the Depositor, his or her Beneficiary) to the Custodian in a manner acceptable to the Custodian. By giving such instructions to the Custodian, such persons will be deemed to have acknowledged receipt of the then-current prospectus for any Fund in which the Depositor directs the Custodian to invest assets in his or her Custodial Account. All charges incidental to carrying out such instructions shall be charged and collected in accordance with Article IX, Section 7. All Fund Shares in the Custodial Account shall be held in the name of the Custodian for the benefit of the Depositor.

    (c) Investment Changes and Reinvestment. The Depositor may change any portion of his or her investment in a Fund to another Fund by requesting the change in the manner the Custodian requires, and subject to the provisions of the then-current Fund prospectus.

        Prior to the date the Depositor has participated in a Roth IRA for five years and attains age 59 1/2, all income, dividends and capital gains distributions from a Fund shall be reinvested in additional shares of that Fund. On or after the date the Depositor has participated in a Roth IRA for five years and attains age 59 1/2, becomes disabled or dies, he or she may elect to receive all income dividends and/or capital gains distributions from a Fund in cash.

    (d) Investment Minimums. Each Fund may impose a minimum investment limit on initial and subsequent investments. The Company reserves the right to change those investment minimums at any time without prior notice. The Custodian will invest all contributions promptly after their receipt, as set forth in the prospectus of the Fund in which shares are being purchased. The Custodian will mail a statement confirming each investment to the Depositor at the address of record on the Custodial Account.

    (e) Unclear Investment Instructions. If the Custodian or the Company receives instructions from the Depositor that are in their opinion not clear, the Custodian or the Company may request additional instructions from the Depositor (or the Depositor's Beneficiary, executor or administrator). Pending receipt of such instructions, any cash assets may be invested by the Custodian in Money Market Shares. Neither the Custodian nor the Company shall be liable to anyone for any loss resulting from the delay in investing such cash or in implementing such instructions.

4.  CONTRIBUTIONS

    (a) Nature and Timing of Contributions. All contributions by the Depositor to the Custodial Account must be in cash, except for initial contributions of rollovers that may be made in the form of Fund shares if permitted by the Company and the Custodian. The Custodian will designate contributions (other than rollover contributions) as being made for the current tax year unless the Depositor designates, in a manner acceptable to the Custodian, that the contribution is being made for the preceding taxable year. Contributions designated for the preceding taxable year must be made by the deadline for filing the Depositor's income tax return (not including extensions).

    (b) Rollover Contributions. The Custodian will accept for the Custodial Account all rollover contributions that consist of cash and may accept Fund Shares if permitted by the Company. The Depositor shall designate each rollover contribution as such to the Custodian, and by such designation shall confirm to the Custodian that a proposed rollover contribution qualifies as a rollover contribution within the meaning of
        Section 408A(e) of the Code.

    (c) Excess Contributions. If the Depositor exceeds the amount that may be contributed to his or her Custodial Account for any year the Custodian will, upon a proper written request from the Depositor, prior to his or her tax filing deadline, return the excess and any attributable earnings to the Depositor. If the request is received after the Depositor's filing deadline, the Depositor may elect to have the contribution treated as if it were made for a later year.

5.  BENEFICIARY(IES)

        A Depositor may designate a Beneficiary or Beneficiaries at any time, and such designation may be changed or revoked at any time, by written designation signed by the Depositor on a form acceptable to, and filed with the Custodian; provided, however, that such designation, or change, or revocation of a prior designation, shall not be effective unless it is received and accepted by the Custodian no later than thirty (30) days after the death of the Depositor, and provided further that the latest such designation or change or revocation shall control. If at the time of the Depositor's death there is no properly designated Beneficiary of the Depositor in existence, the Depositor's Beneficiary shall be his or her surviving spouse or, if none, his or her estate. Unless otherwise specified in the Depositor's designation of Beneficiary, if a Beneficiary dies before receiving his or her interest in the Custodial Account, the Beneficiary's remaining interest in the Custodial Account shall be paid to the Beneficiary's estate.

        A Depositor may designate as Beneficiary of his or her Account a trust for the benefit of his or her surviving spouse that is intended to satisfy the conditions of Sections 2056(b)(7) or 2056A of the Code (a "Spousal Trust"). In that event, if the Depositor is survived by his or her spouse, the following provisions shall apply to the account: (1) all of the income of the Account shall be paid to the spousal trust annually or at more frequent intervals, and (2) no person shall have the power to appoint any part of the account to any person other than the spousal trust. To the extent permitted by Section 401(a)(9) of the Code, as determined by the trustee(s) of the spousal trust, the surviving spouse of a Depositor who has designated a spousal trust as his or her beneficiary may be treated as his or her "designated beneficiary" for purposes of the distribution requirements of that Code section. The Custodian shall have no responsibility to determine whether such treatment is appropriate.

6.  DISTRIBUTIONS

    (a) Form of Distribution. All requests for distribution shall be in writing on a form provided by or acceptable to the Custodian. The method of distribution must be specified in writing. The tax identification number must be provided to the Custodian and certified appropriately before a distribution will be made. The Depositor is responsible for making the distribution requests to the Custodian sufficiently in advance of the date on which any requested or required distribution is to be made to ensure that the distribution will be made on or before that date.

        The Depositor must provide to the Custodian any application, certificates, tax waivers, signature guarantees, and other documents (including proof of legal representative's authority) that the Custodian requires. The Custodian will not be liable for complying with a distribution request that appears on its face to be genuine, nor will the Custodian be liable for refusing to comply with a distribution request that the Custodian is not satisfied is genuine.

        If a distribution request is not made in the correct form, the Custodian is not responsible and will not be liable to the Depositor for any losses while the Custodian awaits the distribution request to be made in the proper form. The Depositor also agrees to fully indemnify the Custodian for any losses that may result from the Custodian's failing to act upon an improperly made distribution request.

        The Custodian is not obligated to make any distribution, including a required minimum distribution as specified in Article IV above, absent a specific written direction from the Depositor (or the Depositor's, Beneficiary, executor, or administrator) to do so.

        Any distributions shall be subject to all applicable tax and other laws and regulations including possible early withdrawal penalties and withholding requirements.

        The Custodian is empowered to make distribution absent instructions from the Depositor if directed to do so pursuant to a court order of any kind and the Custodian shall in such event incur no liability to anyone for acting in accordance with such court order.

    (b) Distribution Upon Death. If the Depositor dies before receiving all of the proceeds in his or her IRA, payments will be made to the designated Beneficiary(ies). If the sole beneficiary is the spouse of the Depositor, the Roth IRA will be treated as that of the spouse. If a Beneficiary payment election described in Article V, Section 1 of this Agreement is not made by December 31 of the year after the year of death the following rules will apply. If the Beneficiaries are or include anyone other than the Depositor's spouse, the payment method described in Article V, Section 1(a) will be deemed elected (i.e. the 5-year rule).

    (c) Distributions to a Minor. If a distribution is payable to a person known by the Custodian to be a minor or otherwise under a legal disability, the Custodian may, in its absolute discretion, make all or any part of the distribution to (a) a parent of such person, (b) the guardian, committee, or other legal representative, whenever appointed, of such person, (c) a custodial account established under a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or similar act, (d) any person having control or custody of such person, or (e) to such person directly. The Depositor (or the Depositor's Beneficiary, executor or administrator) may direct the Custodian to make any distributions from the Custodial Account directly to any person, corporation or other entity, including, but not limited to, the fiduciary of a retirement plan account maintained on behalf of the Depositor.

    (d) Asset Transfers to Spouse Upon Divorce. All or any portion of the Depositor's interest in the Custodial Account may be transferred to a spouse or former spouse pursuant to a decree of divorce or separate maintenance or a written instrument incident to such a decree as provided in Section 408 of the Code, in which event the transferred portion shall be held as a separate IRA for the benefit of such spouse or former spouse.

    (e) Transferring Assets to and from the Account. The Custodian will accept amounts transferred or rolled over to this Roth IRA from the trustee or custodian of another Roth IRA as permitted by statute or applicable regulations.

        However, if this Custodial account is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted. The Custodian will not be responsible for any losses the Depositor may incur as a result of the timing of any transfer from another trustee or custodian that are due to circumstances reasonably beyond the control of the Custodian.

        Assets held on behalf of the Depositor in the Account may be transferred directly to the trustee or custodian of another Roth IRA established for the Depositor, if so directed by the Depositor in a form and manner acceptable to the Custodian. The Custodian will assume no responsibility for the tax consequences of any transfer.

7.  THE CUSTODIAN

    (a) Instructions and Notices. All written notices or communication required to be given by the Custodian to the Depositor shall be deemed to have been given when sent by mail to the last known address of the Depositor in the records of the Custodian. It is the responsibility of the Depositor to notify the Custodian of any changes in address. All written instructions, notices, or communications required to be given by the Depositor to the Custodian shall be mailed or delivered to the Custodian at the mailing address specified in the Prospectus, and no such instruction, notice, or communication shall be effective until the Custodian's actual receipt thereof.

        The Custodian, may at its discretion, when so permitted by the Fund prospectus, accept telephonic instructions, as if they were written instructions. Any such telephonic instruction may be proved by audio recorded tape.

    (b) Reliance. The Custodian may conclusively rely upon and will be protected from acting on any written order from or authorized by the Depositor, or any other notice, request, consent, certificate or other instrument, paper, or other communication that the Custodian believes to be genuine and issued in proper form with proper authority, as long as the Custodian acts in good faith in taking or omitting to take any action in reliance upon the communication. Neither the Custodian nor the Company shall have any duty to question the directions of a Depositor (or the Depositor's Beneficiary, executor or administrator) in the investment, transfer or distribution of his or her Custodial Account or to advise him or her regarding the purchase, retention, or sale of assets credited to the Custodial Account or regarding distributions from the Account. Neither the Custodian nor the Company shall be liable for any loss that results from the Depositor's (or the Depositor's Beneficiary, executor, or administrator) exercise of control (whether by his or her action or inaction) over the Custodial Account.

    (c) Reports; Tax Withholding. As soon as practicable after the close of each taxable year, and whenever required by the Code, the Custodian shall deliver to the Depositor a written record reflecting receipts, distributions and other transactions effected in the Custodial Account during such period and the fair market value of the assets and liabilities of the Custodial Account as of the close of such period. Unless the Depositor sends the Custodian written objection to a report within sixty (60) days of receipt, the Depositor shall be deemed to have approved such report, and the Custodian and the Company shall be forever released and discharged from all liability and accountability to anyone with respect to their acts, transactions, duties and obligations or responsibilities as shown on, or reflected by, such report.

        The Custodian may reduce the amount of any distribution by the amount of any required tax withholding unless specified otherwise.

    (d) Exclusive Benefit. At no time shall it be possible for any part of the assets of the Custodial Account to be used for, or diverted to, purposes other than for the exclusive benefit of the Depositor or the Depositor's beneficiaries except as specifically provided in this Agreement.

    (e) Account Fees and Expenses. The Custodian is entitled to receive the fees for establishing and maintaining the Custodial Account set forth in the Disclosure Statement. The Custodian may change its fee schedule from time to time upon thirty (30) days' advance written notice to the Depositor. The Custodian has the right to charge the Custodial Account, including the right to liquidate Fund Shares or to charge the Depositor, for the Custodian's fees, as well as for any income, gift, estate, and inheritance taxes (including any transfer taxes incurred in connection with the Custodial Account assets, and for all other administrative expenses of the Custodian for performing its duties, including any fees for legal services provided to the Custodian.

    (f) Voting with Respect to Securities (Mailing of Prospectuses, Proxies, etc.). The Custodian shall mail to the Depositor all prospectuses and proxies that may come into the Custodian's possession by reason of its holding Fund Shares in the Custodial Account. A Depositor may direct the Custodian as to the manner in which any Fund Shares held in the Custodial Account shall be voted with respect to any matters as to which the Custodian as holder of record is entitled to vote, coming before any meeting of shareholders of the Fund that issued such Fund Shares. All such directions shall be in writing on a form approved by the Custodian and signed by the Depositor, and delivered to the Custodian within the time prescribed by it. The Custodian shall vote only those Shares with respect to which it has received timely written directions from the Depositor; provided, however, that the Custodian may without such direction vote shares "present" to the extent that such a vote is needed to establish a quorum.

    (g) Limitations on Custodial Liability and Indemnification. The Depositor and the Custodian intend that the Custodian shall have and exercise no discretion, authority, or responsibility as to any investment in connection with the Custodial Account and the Custodian shall not be responsible in any way for the purpose, propriety, or tax treatment of any contribution, or of any distribution, or any other action or nonaction taken pursuant to the Depositor's direction or that of the Depositor's Beneficiary, executor, or administrator. The Depositor who directs the investment of his or her Account shall bear sole responsibility for the suitability of any directed investment and for any adverse consequences arising from such an investment, including, without limitation, the inability of the Custodian to value or to sell an illiquid investment, or the generation of unrelated business taxable income with respect to an investment. To the fullest extent permitted by law, the Depositor (or the Depositor's Beneficiary, executor, or administrator, as appropriate) shall at all times fully indemnify and save harmless the Custodian, the Company and their agents, affiliates, successors, assigns and their officers, directors, and employees, from any and all liability arising from the Depositor's investment direction under this Custodial Account and from any other liability whatsoever that may arise in connection with this Agreement except liability arising under applicable law or liability arising from gross negligence or willful misconduct on the part of the indemnified person. Although the Custodian shall have no responsibility to give effect to a direction from anyone other than the Depositor (or the Depositor's Beneficiary, executor, or administrator), the Custodian may, in its discretion, establish procedures pursuant to which the Depositor may delegate to a third party any or all of the Depositor's powers and duties hereunder; provided, however, that in no event may anyone other than the Depositor's executor execute the application by which this Agreement is adopted or the form by which the Beneficiary is appointed, and provided, further, that any such third party to whom the Depositor has so delegated powers and duties shall be treated as the Depositor for purposes of applying the preceding sentences of this paragraph and provisions of Article VIII, Section 3(a).

    (h) Resignation or Removal of Custodian. The Company may remove the Custodian at any time, and the Custodian may resign at any time, upon thirty (30) days' written notice to the Depositor. Upon the removal or resignation of the Custodian, the Company may, but shall not be required to, appoint a successor custodian under this Custodial Agreement; provided that any successor custodian shall satisfy the requirements of
        Section 408(a)(2) of the Code. Upon any such successor's acceptance of appointment, the Custodian shall transfer the assets of the Custodial Account, together with the copies of relevant books and records, to such successor custodian; provided, however, that the Custodian is authorized to reserve such sum of money or property as it may deem advisable for payment of any liabilities constituting a charge on or against the assets of the Custodial Account, or on or against the Custodian or the Company. The Custodian shall not be liable for the acts or omissions of any successor to it. If no successor is appointed by the Company, the Custodial Account shall be terminated and the assets of the Account, reduced by the amount of any unpaid fees or expenses, will be distributed to the Depositor.

8.  AMENDMENT AND TERMINATION

    (a) Amendment. The Depositor and Custodian authorize and direct the Company to amend this Agreement in any respect at any time (including retroactively), so that it may conform with applicable provisions of the Internal Revenue Code, or with any other applicable law as in effect from time to time. Any amendment made by the Company to comply with the Code and related regulations does not require the consent of the Depositor. Such other changes to this Agreement may be made as the Company deems advisable. Any such amendment shall be effected by delivery to the Custodian and mailing a copy of such amendment or a restatement of the Custodial Agreement including any such amendment to the Depositor at his or her last known address as shown in the records of the Custodian. The Depositor shall be deemed to consent to any such amendment(s) if he or she fails to object thereto by written notice received by the Custodian within thirty (30) calendar days from the date the Company mails a copy of such amendment(s) or restatement to the Depositor.

    (b) Termination. The Depositor may terminate the Custodial Account at any time upon notice to the Custodian in a manner and form acceptable to the Custodian. Upon such termination, the Custodian shall transfer the assets of the Custodial Account, reduced by the amount of any unpaid fees or expenses, to the custodian or trustee of another Roth individual retirement account (within the meaning of Section 408 of the Code) designated by the Depositor, as described in Article IX, Section 6(e). The Custodian shall not be liable for losses arising from the acts, omissions, delays or other inaction of any such transferee custodian or trustee. If notice of the Depositor's intention to terminate the Custodial Account is received by the Custodian and the Depositor had not designated a transferee custodian or trustee for the assets in the Account, then the Account, reduced by any unpaid fees or expenses, will be distributed to the Depositor.

9.  MISCELLANEOUS

    (a) Governing Law. This Agreement, and the duties and obligations of the Company and the Custodian under the Agreement, shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts, except as superseded by federal law or statute.

    (b) When Effective. This Agreement shall not become effective until acceptance of the Application by or on behalf of the Custodian as its principal office, as evidenced by a written notice to the Depositor.

                                 INSTRUCTIONS

(Section references are to the Internal Revenue Code unless otherwise noted.)

PURPOSE OF FORM
Form 5305-RA is a model Custodial account agreement that meets the requirements of section 408A and has been automatically approved by the IRS. A Roth individual retirement account (Roth IRA) is established after the form is fully executed by both the individual (Depositor) and the Custodian. This account must be created in the United States for the exclusive benefit of the Depositor or his or her beneficiaries.

Do not file Form 5305-RA with the IRS. Instead, keep it for your records.

Unlike contributions to Traditional individual retirement arrangements, contributions to a Roth IRA are not deductible from the Depositor's gross income; and distributions after 5 years that are made when the Depositor is 59 1/2 years of age or older or on account of death, disability, or the purchase of a home by a first-time homebuyer (limited to $10,000), are not includible in gross income. For more information on Roth IRAs, including the required disclosure the Depositor can get from the Custodian, get PUB. 590, Individual Retirement Arrangements (IRAs).

This Roth IRA can be used by a Depositor to hold: (1) IRA Conversion Contributions, amounts rolled over or transferred from another Roth IRA, and annual cash contributions of up to $2,000 from the Depositor; or (2) if designated as a Roth Conversion IRA (by checking the box on the Application), only IRA Conversion Contributions for the same tax year.

To simplify the identification of funds distributed from Roth IRAs, Depositors are encouraged to maintain IRA Conversion Contributions for each tax year in a separate Roth IRA.

DEFINITIONS
Roth Conversion IRA: A Roth Conversion IRA is a Roth IRA that accepts only IRA Conversion Contributions made during the same tax year.

IRA Conversion Contributions. IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a nonRoth IRA to a Roth IRA. A nonRoth IRA is an individual retirement account or annuity described in section 408(a) or 408(b), other than a Roth IRA.

Custodian: The Custodian must be a bank or savings and loan association, as defined in section 408(n), or any person who has the approval of the IRS to act as Custodian.

Depositor: The Depositor is the person who establishes the Custodial account.

                            SPECIFIC INSTRUCTIONS

Article I: The Depositor may be subject to a 6-percent tax on excess contributions if (1) contributions to other individual retirement arrangements of the Depositor have been made for the same tax year, (2) the Depositor's adjusted gross income exceeds the applicable limits in Article II for the tax year, or (3) the Depositor's and spouse's compensation does not exceed the amount contributed for them for the tax year. The Depositor should see the Disclosure Statement or Pub. 590 for more information.

Article IX: Article IX and any that follow it may incorporate additional provisions that are agreed to by the Depositor and Custodian to complete the agreement. They may include, for example, definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of the Custodian, Custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the Depositor, etc. Use additional pages if necessary and attach them to this form.

NOTE: Form 5305-RA may be reproduced and reduced in size for adaption to passbook purposes.

         THE CGM FUNDS o P.O. BOX 449 o BOSTON, MA 02117 o 800-345-4048

--------------------------------------------------------------------------------
                         HOW TO ESTABLISH A CGM ROTH IRA
--------------------------------------------------------------------------------

         A separate application must be completed for Traditional IRAs,
          Roth Contributory IRAs and Roth Conversion IRAs. You may use
                   photocopies if you need additional forms.

TO SET UP A CGM ROTH CONTRIBUTORY IRA . . .
(For individuals who want to make annual contributions up to $2,000 to a CGM Roth IRA.)

      |X| Please complete and sign the IRA Account Application. In Section 2 of the IRA Account Application please be sure to check the Roth Contributory IRA box and the Annual Contribution box. Also, in
           Section 3 of the IRA Account Application you need to indicate the investment amount next to each fund you want to invest in.

      |X| Please enclose your check for the total investment amount and an additional $5.00 for the establishment fee. Make your check payable to State Street Bank and Trust Company. No third party checks (checks endorsed over to CGM from an individual or institution) will be accepted.

      |X| Please mail the IRA Account Application and check in the enclosed envelope to CGM.

TO SET UP A CGM ROTH CONVERSION IRA . . .
(For individuals who want to convert an existing Traditional IRA [either from an existing CGM IRA or a non-CGM IRA] to a CGM Roth IRA.)

      |X| Please complete and sign the IRA Account Application. In Section 2 of the IRA Account Application, please be sure to check the Roth Conversion IRA box and the Conversion from Traditional IRA to Roth IRA box. Also, in Section 3 of the IRA Account Application you need to indicate the investment amount next to each fund you want to invest in.

      |X|  Please complete and sign the Roth IRA Conversion Form.

      |X|  Please make a check payable to:

           |_| FOR INDIVIDUALS CONVERTING FROM AN EXISTING CGM IRA. Please enclose your check for $5.00 for the establishment fee payable to State Street Bank and Trust Company.

           |_| FOR INDIVIDUALS CONVERTING FROM A NON-CGM IRA. If you received the proceeds from a Traditional IRA, please enclose your check for the total proceeds and an additional $5.00 for the establishment fee. Make your check payable to State Street Bank and Trust Company. If your current IRA Custodian is sending the proceeds directly to us (for the distribution of your Traditional IRA to your CGM Roth Conversion IRA), please enclose a $5.00 check payable to State Street Bank and Trust Company to cover the establishment fee.

           Please Note: No third party checks (checks endorsed over to CGM from an individual or institution) will be accepted.

      |X| Please mail the IRA Account Application, Roth IRA Conversion Form, and check in the enclosed envelope to: CGM Funds, P.O. Box 449, Boston, MA 02117-0449.

                PLEASE CALL US WITH ANY QUESTIONS AT 800-345-4048

IRACHECK 2/98

--------------------------------------------------------------------------------
                          CGM ROTH IRA CONVERSION FORM
--------------------------------------------------------------------------------

      Please complete Sections 1 and 4. Also, fill in Section 2, 3, or 5 as applicable. Refer to the reverse side for complete instructions. You should submit a CGM IRA Account Application with this form. A separate plan must be established for Roth Contributory and Roth
                               Conversion assets.

  1. YOUR NAME AND ADDRESS

---------------------------------------  [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name of Participant                      Social Security Number

---------------------------------------
 Address

---------------------------------------  (---) -----------------------
 City             State        Zip Code  Daytime Phone Number

  2. CONVERTING YOUR CGM TRADITIONAL IRA TO A CGM ROTH IRA

|_| Please complete the enclosed CGM IRA Account Application and provide us with the following information:

    Existing CGM Traditional IRA Fund(s)                 Amount to be Converted
    and Account Number(s)                                (if all indicate "all")

---------------------------------------  $ ------------------------------------

---------------------------------------  $ ------------------------------------

|_| Please enclose check for $5.00 payable to State Street Bank and Trust
    Company to cover the establishment fee.

I authorize you to convert my CGM Traditional IRA assets in the accounts listed above to a CGM Roth IRA. I have indicated how I want you to invest those assets in Section 3 of the CGM IRA Account Application. I understand that this conversion constitutes a rollover and is a taxable event.

  3. CONVERTING YOUR TRADITIONAL IRA WITH ANOTHER FIRM TO A CGM ROTH IRA

|_| Please complete the enclosed IRA Account Application.

|_| If you received the proceeds from the distribution of your Traditional IRA, enclose your check for the conversion proceeds and include a $5.00 establishment fee. Make your check payable to State Street Bank and Trust Company. No third party checks can be accepted.

|_| If you want the Custodian of your current Traditional IRA to rollover the proceeds directly to CGM, enclose a check for $5.00 payable to State Street Bank and Trust Company, and complete Section 5 on the reverse side of this form.

I certify that I received the enclosed distribution proceeds within the past 60 days and that the assets were previously invested in a Traditional IRA. I have indicated how I want you to invest those assets in Section 3 of the CGM IRA Account Application. If I am or will reach age 701/2 in this calendar year, I certify that the Required Minimum Distribution was taken prior to the distribution of the assets. I understand that this conversion constitutes a rollover and is a taxable event.

  4. SIGNATURE

I have read and understand the rules and conditions indicated on this form and I have met the requirements for making a Roth conversion. Due to the important tax consequences of converting assets to a Roth IRA, I have been advised to see a tax professional. All information provided by me is true and correct, and may be relied upon by the Custodian. I assume responsibility for this conversion transaction and will not hold the Custodian liable for any adverse consequences that may result. I hereby irrevocably designate the contribution indicated above as a conversion contribution.

 X
------------------------------------------   ----------------------------------
Signature                                    Date

           PLEASE REVIEW THE RULES AND CONDITIONS ON THE REVERSE SIDE.

  5. CONVERTING THE ASSETS OF YOUR TRADITIONAL IRA DIRECTLY TO CGM

To convert your Traditional IRA to a Roth IRA and have the proceeds sent directly to CGM, please call your current Custodian's transfer department and verify the correct address and any requirements, such as a signature guarantee.

If you are 70 1/2 or older please refer to Section 6.

------------------------------------------   (---) ----------------------------
Name of Current Custodian                    Custodian's Phone Number

------------------------------------------   ----------------------------------
Address                                      IRA Account Number (With Current
                                             Custodian)

------------------------------------------   ----------------------------------
City               State         Zip Code

|_| Please accept this as your  [ ] Transfer All  OR  [ ] Transfer $ or
    authorization to:                                     % ------ to a CGM IRA.
|_| The rollover should be      [ ] Immediately   OR  [ ] Upon Maturity of
    processed:                                            My Assets

--------------------------------------------------------------------------------
I request that the above named           Signature Guarantee (If Required
Custodian liquidate and rollover my      by Current Custodian)
plan assets as cash to State Street
Bank and Trust Company, Custodian        Name of Firm: ---------------------
of my CGM Roth Conversion IRA.

X
----------------------------------       BY: -------------------------------
 YOUR SIGNATURE           DATE               Authorized Individual
--------------------------------------------------------------------------------


                        CUSTODIAN: MAKE CHECK PAYABLE TO:
               STATE STREET BANK AND TRUST COMPANY, C/O CGM FUNDS,
              P.O. BOX 8511, BOSTON, MA 02266-8511
       (Please include the Participant's name and Social Security Number on your check.)

--------------------------------------------------------------------------------
ACCEPTANCE BY CUSTODIAN: State Street Bank and Trust Company accepts the assets being rolled over and agrees to serve as the Custodian of the Roth IRA Conversion Account established on behalf of the above named individual.

/s/ Illegible
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY                DATE


  6. RULES AND CONDITIONS APPLICABLE TO CONVERSIONS

A rollover is a way to move money from one IRA plan to another IRA plan. If you are converting your Traditional IRA to a Roth IRA, the distribution is treated as a rollover. The Internal Revenue Code (IRC) limits how many rollovers may be taken (although such annual limits do not apply to conversions), how quickly rollovers must be completed, and how the Custodian must report the transaction. By properly completing this form you are certifying to the Custodian that you have satisfied the rules and conditions applicable to your conversion and that you are making an irrevocable election to treat the transaction as a rollover.

  1. TIMELINESS: The assets you receive from the distributing Traditional IRA must generally be deposited into a Roth IRA within 60 days after you receive them. However, this period is 120 days for certain rollovers relating to first-home purchases. When counting the 60 (or 120) days include weekends and holidays. There are generally no exceptions to the 60 day rule and the IRS cannot grant extensions. Receipt generally means the day you actually have the assets in hand. For example, the 60 days would begin on the day following the day you receive the check in the mail.

  2. 70 1/2 ROLLOVER RESTRICTION: If this Roth IRA Conversion is made during or after the year in which you turn age 701/2, you must take a Required Minimum Distribution (RMD) based on your life expectancy or the life expectancy of you and your beneficiary before you convert your IRA account. It is your responsibility to ensure that you are taking the appropriate RMD. Failure to do so may result in a penalty tax of 50% of the amount not taken. Please call your current IRA Custodian if you have any questions about RMDs.

  3. INCOME RESTRICTION: If your adjusted gross income for a year exceeds $100,000, you are not eligible to convert your Traditional IRA to a Roth IRA during such year. RMDs are included in the adjusted gross income restrictions.

  4. TAX RETURN RESTRICTION: If you are married and you and your spouse file separate tax returns for a year, you are not eligible to convert your Traditional IRA to a Roth IRA during such year.

     CAUTION ABOUT COMMINGLING ASSETS: YOU MAY NOT ROLL THE ASSETS INTO AN EXISTING ROTH CONVERSION IRA WHICH CONTAINS CONVERSION CONTRIBUTIONS MADE DURING ANOTHER CALENDAR YEAR, OR TO AN EXISTING ROTH CONTRIBUTORY IRA.

                          Questions? Call 800-345-4048.

IRACONVERT 2/98

--------------------------------------------------------------------------------
             CGM 403(B)(7) TAX-SHELTERED CUSTODIAL ACCOUNT AGREEMENT
--------------------------------------------------------------------------------

This Agreement allows you to establish a tax-sheltered custodial account authorized under Section 403(b)(7) of the Internal Revenue Code. By electing to reduce your compensation and have your Employer contribute into your tax-sheltered custodial Account, you will not be taxed on the amounts contributed or earnings attributable to such amounts until the funds are withdrawn from your Account.

SECTION ONE: DEFINITIONS

The following words and phrases when used in this Agreement with initial capital letters shall have the meanings set forth below.

1.01 ACCOUNT - Means the tax-sheltered custodial Account established pursuant to this Agreement for the benefit of the Participant and when the context so implies refers to the assets, if any, then held by the Custodian hereunder.

1.02  AGREEMENT - Means this 403(b)(7) Tax-Sheltered Custodial Account
      Agreement.

1.03 BENEFICIARY - Means the person or persons designated by the Participant in accordance with Section 4.04 to receive any distributions from the Account upon the Participant's death.

1.04 CODE - Means the Internal Revenue Code of 1986, as amended from time to time.

1.05 CUSTODIAN - Means State Street Bank and Trust Company or any successor thereto which qualifies to serve as Custodian in the manner prescribed by
      Section 401(f)(2) of the Code.

1.06 EMPLOYER - Means the entity so designated on this Agreement. The Employer must be an entity described in Section 501(c)(3) of the Code which is exempt from tax under Section 501(a) of the Code, an educational organization described in Section 170(b)(1)(A)(ii) of the Code or any other entity eligible under Section 403(b) of the Code to make contributions to tax-sheltered custodial accounts.

1.07 PARTICIPANT - Means any person who is regularly employed by the Employer who elects to participate in this Agreement by completing and signing a Salary Deferral Agreement or such other form as may be acceptable to the Employer.

1.08 SALARY DEFERRAL AGREEMENT - Means the Salary Reduction Agreement signed by the Employee and delivered to the Employer whereby the Employee authorizes a reduction of salary to be contributed by the Employer to the Employee's Account established hereunder.

1.09  SPONSOR - Means Capital Growth Management Limited Partnership.

SECTION TWO: CONTRIBUTIONS

2.01 SALARY DEFERRAL AGREEMENT - The Custodian may accept contributions from the Employer on behalf of a Participant made pursuant to a Salary Deferral Agreement. A Participant shall designate the amount or percentage of such Participant's compensation which is to be deferred in the Salary Deferral Agreement. Such amount or percentage shall be effective until otherwise modified in writing by the Participant. A Participant may amend or terminate his or her Salary Deferral Agreement at such times as may be permitted by the Employer, however, the Participant may not change his or her election more than once per tax year unless permitted by the Employer in a uniform and nondiscriminatory manner.

2.02 MAXIMUM CONTRIBUTION LIMITS - In no event shall the contributions to the Account for a tax year on behalf of a Participant exceed the maximum allowable deferrals permitted under current law or regulation.

      a. The maximum salary deferral made during a tax year on behalf of a Participant, when aggregated with other salary deferral amounts made through the Employer (or controlled group of Employers under IRC 414(b), (c), (m) or (o)), shall not exceed the lesser of the maximum permitted amount for a Participant under Sections 403(b)(2) and 415(c) of the Code for that year.

      b. The maximum of all salary deferrals made during the Participant's tax year shall not exceed the limitations set forth in Section 402(g) of the Code.

      c. The maximum salary deferrals may be based on a valid election by the Participant to use available special increase options.

2.03 TRANSFER TO CUSTODIAL ACCOUNT - The Participant may transfer (or arrange for the transfer of) assets from another annuity contract or custodial account described in Section 403(b) of the Code to this Account. The transfer shall be accepted by the Custodian if the Participant certifies the transaction satisfies all current requirements for such a transaction. The Custodian may request the Participant to provide such information it deems necessary prior to accepting the transfer. The Custodian shall not be responsible for determining whether any transfer is proper.

SECTION THREE: INVESTMENT OF CONTRIBUTIONS

3.01 SHARES OF REGULATED INVESTMENT COMPANIES - All Contributions by a Participant to his or her Account shall be invested by the Custodian pursuant to written instructions concerning investment delivered by the Participant to the Custodian prior to or at the time a contribution is made to the Account. The Custodian shall, within a reasonable time following receipt of written instructions from the Participant, invest such contributions in full or fractional shares of certain regulated investment companies.

403(b)(7) CUST. AGMT.-5/97

      For purposes of this Agreement, "regulated investment companies" means any of the following: CGM Mutual Fund, CGM Capital Development Fund (if the Participant is an eligible investor), CGM Fixed Income Fund, CGM Realty Fund, New England Cash Management Trust and/or any other taxable funds sponsored by Capital Growth Management.

      If the investment instructions provided by the Participant to the Custodian are not received by the Custodian or are, in the opinion of the Custodian, ambiguous, the Custodian may hold or return all or a portion of the contribution uninvested without liability for loss of income or appreciation, without liability for interest, dividends or any other gain whatsoever, pending receipt of proper instructions or clarification. The Custodian shall advise the Participant of the form and manner in which investment instructions must be given.

3.02 PARTICIPANT CHANGE OF INVESTMENT - Subject to rules and procedures adopted by the Custodian, a Participant may, at his or her election, direct the Custodian to redeem any or all regulated investment company shares held by the Custodian pursuant to this Agreement and to reinvest the proceeds in such other regulated investment company shares as directed. Transactions of this character must conform with the provisions of the current prospectus for the regulated investment company shares subject to purchase.

3.03 DIVIDENDS AND DISTRIBUTIONS - Dividends and other distributions received by the Custodian on shares of any regulated investment company held in the Account shall be reinvested in additional shares of the regulated investment company from which the dividend or other distribution originates, unless the Participant directs the Custodian to act otherwise. A Participant, upon attaining the age of 591/2, may elect to receive dividend and capital gains distributions in cash.

      Should a Participant have the choice of receiving a distribution of shares from a regulated investment company in additional shares, cash or other property, the Custodian shall nonetheless elect to receive such distribution in additional shares.

3.04 REGISTERED OWNER AND VOTING RIGHTS - All regulated investment company shares acquired by the Custodian pursuant to this Agreement shall be registered in the name of the Custodian or its nominee. The Custodian shall deliver or cause to be executed and delivered to the Participant all notices, prospectuses, financial statements, proxies and related proxy information. The Custodian shall vote the shares in accordance with instructions from the Participant.

SECTION FOUR: DISTRIBUTIONS

4.01 LIMITATIONS ON DISTRIBUTIONS - Subject to the limitations described in this Agreement, a Participant may request a distribution from the Account. A Participant's Account may not be distributed prior to the Participant's

      a.  attainment of age 59 1/2,

      b. incurring a disability within the meaning of Section 72(m)(7) of the Code,

      c.  death,

      d.  encountering a financial hardship, or

      e.  separation from service.

      No distribution shall be made to a Participant or Beneficiary (if applicable) until he or she completes such written forms and provides such additional information and documentation as the Custodian, in its sole discretion, may deem necessary.

      If the value of the Account immediately preceding the 1989 Plan Year is ascertainable, such pre-1989 amounts are not subject to the limitations of
      Section 4.01.

4.02 FINANCIAL HARDSHIP - For purposes of this Agreement, "financial hardship" shall include a financial need incurred by the Participant due to illness, temporary disability, purchase of a home, or educational expenses of the Participant or any member of his or her immediate family, or any other immediate and heavy financial need of the Participant; provided, however, no financial hardship shall exceed or otherwise not conform to the requirements of Section 403(b)(7) of the Code. No distributions on account of financial hardship shall exceed the amount determined to be required to meet the immediate financial need created by the hardship which cannot be otherwise reasonably accommodated from other resources of the Participant. Any distribution made on account of a Participant's financial hardship shall be made to such Participant in a single sum payment in cash pursuant to written instructions in a form acceptable to the Custodian, and delivered to the Custodian as may be provided in Section 403(b)(7) of the Code.

      Hardship distributions may consist only of the amounts contributed pursuant to a Participant's Salary Deferral Agreement.

4.03 FORM OF DISTRIBUTION - Distributions for other than a financial hardship shall be made in any one or more or any combination of the following forms:

      a.  single lump sum payment;

      b. monthly, quarterly, semiannual or annual payments over a period elected by the Participant not to extend beyond the Participant's life expectancy; or

      c. in monthly, quarterly, semiannual or annual payments over a period selected by the Participant not to exceed the joint life and last survivor expectancy of the Participant and his or her Beneficiary. At any time prior to commencement of distribution, the Participant may make or change the foregoing distribution forms by delivering a written notice to the Custodian.

          Notwithstanding any other provision to the contrary, the Custodian may make an immediate single sum distribution to the Participant or Beneficiary (if applicable) if the value of the Account does not exceed $3,500.

      At the discretion of the Custodian, other forms of distribution, if allowed under applicable provisions of the Code, may be allowed.

          In the event a Participant does not elect any of the methods of distribution described above on or before such Participant's 701/2 birthday, or, for years beginning after December 31, 1996, the Participant's retirement, if later, the Participant shall be deemed to have elected distribution made on his or her 701/2 birthday in the form of periodic payments over the single life expectancy of the participant using the declining years method of determining the Participant's life expectancy multiple; provided, however, the Custodian shall have no liability to the Participant for any tax penalty or other damages which may result from any inadvertent failure by the Custodian to make such a distribution. Notwithstanding anything in this Agreement to the contrary, distributions shall conform to the minimum distribution requirements of Section 401(a)(9) of the Code and the regulations thereunder, including Treasury Regulations Sections 1.401(a)(9)-2 and 1.403(b)-2.

          If the value of the Account prior to 1987 is determinable, the pre-1987 amount need not be subject to a required minimum distribution until the calendar year the Participant attains age 75, or such later date as may be allowed by law or regulation.

4.04 DESIGNATION OF BENEFICIARY - Each Participant may designate, upon a form provided by the Custodian, any person or persons (including an entity other than a natural person) as primary or contingent Beneficiary to receive all or a specified portion of the Participant's Account in the event of the Participant's death. A Participant may change or revoke such Beneficiary designation from time to time by completing and delivering the proper form to the Custodian.

4.05 DISTRIBUTION UPON DEATH OF PARTICIPANT - If a Participant dies before his or her entire interest in the Account is distributed to him or her, or if distribution has commenced to the Participant and his or her surviving spouse and such surviving spouse dies before the entire interest is distributed to such spouse, the entire interest or remaining undistributed balance of such interest shall be distributed in the form of a single sum cash payment, or other form of payment as permitted under current applicable code or regulations, to the Beneficiary or Beneficiaries, if any, designated by the Participant, or his or her spouse as the case may be. In the event no such Beneficiary has been designated, the Participant's estate shall receive the balance of the Account.

4.06 DISTRIBUTION OF EXCESS AMOUNTS - The Custodian may make distribution of any excess to the Participant.

4.07 ELIGIBLE ROLLOVER DISTRIBUTIONS - At the election of a Participant (or the surviving spouse Beneficiary of a deceased Participant) the Custodian shall pay any eligible rollover distribution to an individual retirement plan described in Section 408 of the Code or another annuity contract or custodial account described in Section 403(b) of the Code in a direct rollover for that Participant (or Beneficiary). The term "eligible rollover distribution" shall have the meaning set forth in Sections 402(c)(2) and (4) of the Code and Q&A-3 through Q&A-8 of Treasury Regulations Section 1.402(c)-2T.

      The Participant (or surviving spouse beneficiary) who desires a direct rollover must specify the individual retirement plan or 403(b) plan to which the eligible rollover distribution is to be paid and satisfy such other reasonable requirements as the Custodian may impose.

SECTION FIVE: ADMINISTRATION

5.01 DUTIES OF THE CUSTODIAN - The Custodian shall have the following obligations and responsibilities:

      a. To hold contributions to the Account it receives, invest such contributions pursuant to the Participant's instructions and distribute Account assets pursuant to this Agreement;

      b. To register any property held by the Custodian in its own name, or in nominal bearer form, that will pass delivery;

      c. To maintain records of all relevant information as may be necessary for the proper administration of the Account;

      d. To allocate earnings, if any, realized from such contributions and such other data information as may be necessary;

      e. To file such returns, reports and other information with the Internal Revenue Service and other government agencies as may be required of the Custodian under applicable laws and regulations.

5.02 REPORTS - As soon as practicable after December 31 of each calendar year, and whenever required by regulations under the Code, the Custodian shall deliver to the Participant a written report of the Custodian's transactions relating to the Account during the period from the last previous accounting and shall file such other reports as may be required under the Code.

      On receipt of the Custodian's report referenced in the preceding paragraph a Participant shall have a period of 60 days following receipt to deliver a written objection to the Custodian concerning information provided in the report. In the event the Participant neglects to file such written objection, the report shall be deemed approved and in such case, the Custodian shall be forever released and discharged with respect to all matters and things included herein.

5.03 CUSTODIAN NOT RESPONSIBLE FOR CERTAIN ACTIONS - Notwithstanding the foregoing, the Custodian shall have no responsibility for determining the amount of or collecting contributions to the Account made pursuant to this Agreement; determining the amount, character or timing of any distribution to a Participant under this Agreement; determining a Participant's maximum contribution amount; maintaining or defending any legal action in connection with this Agreement, unless agreed upon by the Custodian, Employer and Participant.

5.04 INDEMNIFICATION OF CUSTODIAN - The Employer and Participant shall, to the extent permitted under law, indemnify and hold the Custodian harmless from and against any liability which may occur in the administration of the Account unless arising from the Custodian's breach of its responsibilities under this Agreement. By execution of this Agreement, it is the specific intention of the parties that no fiduciary duties be conferred upon the Custodian nor shall any be implied from this Agreement or the acts of this Custodian.

5.05 CUSTODIAN'S FEES AND EXPENSES - The Custodian may charge fees in connection with the Account. In addition, the Custodian has the right to be reimbursed for any taxes or expenses incurred by or on behalf of the Account. All such fees, taxes or expenses may be charged against the Account or, at the option of the Custodian, may be paid directly by the Participant or Employer. The Custodian reserves the right to change its fee schedule, or add new fees, at any time upon 30 days prior written notice to the Participant.

SECTION SIX: AMENDMENT AND TERMINATION

6.01 AMENDMENT OF AGREEMENT - This Agreement may be amended by an agreement in writing between the Participant and Custodian. In addition, by execution of this Agreement, the Employer and the Participant delegate to the Custodian all authority to amend this Agreement by written notification from the Custodian to the Participant as to any term hereof, at any time (including retroactively) except that no amendment shall be made which may operate to disqualify the Account under Section 403(b)(7) of the Code. The effective date of any amendment hereto shall be the date specified in said amendment or 30 days subsequent to the time the notification of amendment is delivered by the Custodian to the Participant.

6.02 TERMINATION BY PARTICIPANT - The Participant reserves the right to terminate further contributions to his or her Account pursuant to this Agreement by executing and delivering to the Custodian an executed copy of an agreement terminating said contributions. The Participant further reserves the right to terminate his or her adoption of this Agreement in the event that he or she shall be unable to secure a favorable ruling from the Internal Revenue Service with respect to the Agreement. In the event of such termination, the Custodian shall distribute the Account to the Participant.

6.03 RESIGNATION OR REMOVAL OF CUSTODIAN - The Custodian may resign as Custodian of any Participant's Account upon 30 days written notice to the Participant. The Participant may remove a Custodian upon 30 days prior written notice. Upon such resignation or removal, a successor Custodian shall be named. Upon designation of a successor Custodian, the Custodian shall transfer the assets held pursuant to the terms of this Agreement to the successor Custodian. The Custodian may retain a portion of the assets to the extent necessary to cover reasonable administrative fees and expenses.

      Where the Custodian is serving as a nonbank custodian pursuant to Section 1.401-12(n) of the Treasury Regulations, the Participant will appoint a successor custodian upon notification by the Commissioner of Internal Revenue that such substitution is required because the Custodian has failed to comply with the requirements of Section 1.401-12(n) or is not keeping such records or making such returns or rendering such statements as are required by forms or regulations.

SECTION SEVEN: MISCELLANEOUS

7.01 APPLICABLE LAW - This Agreement is established with the intention that it qualify as a tax-sheltered custodial account under Section 403(b)(7) of the Code and that contributions to the same be treated accordingly. To the extent not governed by Federal law, this Agreement shall be construed, administered and enforced in accordance with the laws of the Custodian's state of incorporation.

      If any provision of this Agreement shall for any reason be deemed invalid or unenforceable, the remaining provisions shall, nevertheless, continue in full force and effect and shall not be invalidated.

7.02 NONALIENATION - The assets of a Participant in his or her Account shall be nonforfeitable at all times and shall not be subject to alienation, assignment, trustee process, garnishment, attachment, execution or levy of any kind, nor shall such assets be subject to the claims of the Participant's creditors.

7.03 TERMS OF EMPLOYMENT - Neither the fact of the implementation of this Agreement nor the fact that a common law employee has become a Participant, shall give to such employee any right to continued employment; nor shall either fact limit the right of the Employer to discharge or to deal otherwise with an employee without regard to the effect such treatment may have upon the employee's rights as a Participant under this Agreement.

7.04 NOTICES - Any notice or other communication which the Custodian may give to a Participant shall be deemed given when sent by first class mail to the Participant's last known address on the Custodian's records. Any notice or other communication to the Custodian shall not become effective until the Custodian actually receives it.

7.05 LOANS - The Custodian does not permit loans.

7.06 EMPLOYER CONTRIBUTIONS - The Employer may make contributions to the Account on behalf of the Participant. The Custodian is not obligated to operate the Account in accordance with any plan executed by the Employer unless the Custodian so agrees and the Employer notifies the Custodian and provides to the Custodian a copy of the Plan Document.

7.07 MATTERS RELATING TO DIVORCE - Upon receipt of a domestic relations order, the Custodian may retain an independent third party to determine whether the order is a Qualified Domestic Relations Order pursuant to Section 414(p) of the Code. The Custodian may charge to the Account any and all expenses associated with the determination.

--------------------------------------------------------------------------------
                THE CGM FUNDS 403(b)(7) SALARY DEFERRAL AGREEMENT
--------------------------------------------------------------------------------

       Please complete the information requested below and file this form with your employer. Save a copy for your records.

--------------------------------------------------------------------------------
  PARTICIPANT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------   [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name                                     Social Security Number

--------------------------------------
Address
                                         (            )
--------------------------------------    ------------- ------------------------
City            State        Zip Code     Daytime Phone Number

--------------------------------------------------------------------------------
  EMPLOYER INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Name of Employer

--------------------------------------------------------------------------------
 Address

--------------------------------------------------------------------------------
  CUSTODIAN INFORMATION
--------------------------------------------------------------------------------

NAME AND ADDRESS OF CUSTODIAN: State Street Bank and Trust Company, P.O. Box 8511, Boston, MA 02266-8511

I, the undersigned Participant, hereby agree to defer the following amount or percentage of my pay into a 403(b)(7) Tax-Sheltered Custodial Account each pay period by way of payroll deduction:

   [ ]  $ ____________ (specify dollar amount), or

   [ ]    ____________ % (specify percentage of pay)

I agree that my pay will be reduced by the amount or percentage I have indicated above and that my employer will contribute these dollars to my 403(b)(7) Tax-Sheltered Custodial Account.

--------------------------------------------------------------------------------
  INVESTMENT SELECTION
--------------------------------------------------------------------------------

I elect to have the Salary Deferral contributions, made on my behalf under this Agreement, invested as follows: (Please indicate The CGM Fund(s) in which you want your contributions invested.)

----------------------------------------------  -------------------------------%
Name of Fund                                    Allocation Percentage

----------------------------------------------  -------------------------------%
Name of Fund                                    Allocation Percentage

----------------------------------------------  -------------------------------%
Name of Fund                                    Allocation Percentage

--------------------------------------------------------------------------------
  SIGNATURES
--------------------------------------------------------------------------------

This Agreement shall be effective for the pay period which begins on:

--------------------------------------
Date

X
--------------------------------------    --------------------------------------
Signature of Participant                  Date

X
--------------------------------------    --------------------------------------
 Authorized Signature of Employer         Title

403(b)(7) SALDEFAGMT-5/97

--------------------------------------------------------------------------------
                      THE CGM FUNDS 403(b)(7) TRANSFER FORM
--------------------------------------------------------------------------------

  Please use this form when moving assets directly from one 403(b) or 403(b)(7)
                            to a 403(b)(7) with CGM.

--------------------------------------------------------------------------------
  YOUR NAME AND ADDRESS
--------------------------------------------------------------------------------

--------------------------------------   [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name                                     Social Security Number

--------------------------------------
Address
                                         (            )
--------------------------------------    ------------- ------------------------
City            State        Zip Code     Daytime Phone Number

--------------------------------------------------------------------------------
  INVESTMENT INSTRUCTIONS
--------------------------------------------------------------------------------

If this is a new plan, please enclose the 403(b)(7) Account Application and $5.00 plan establishment fee. Make check payable to State Street Bank and Trust Company. Please note that third party checks are not acceptable.

Please type or print the name of the fund(s) you wish to invest in. If you are transferring monies to an existing CGM account, please list your account number; otherwise, write "new":

----------------------------------  ---------------------  ---------------------
Fund Name                           Account Number         $ Amount / % Amount

----------------------------------  ---------------------  ---------------------
Fund Name                           Account Number         $ Amount / % Amount

--------------------------------------------------------------------------------
  COMPLETE AND SIGN THESE INSTRUCTIONS
--------------------------------------------------------------------------------

IMPORTANT: To ensure timely processing of your transfer, please call your current Custodian and verify the correct address of their transfer department to determine if there are any transfer requirements, such as a signature guarantee. If you are 701/2 or older, please refer to the reverse side of this form.

                                   (          )
---------------------------------  ---------------------------------------------
Name of Current Custodian          Custodian's Phone Number

---------------------------------  ---------------------------------------------
Address                            Account Name or Type (with Current Custodian)

---------------------------------  ---------------------------------------------
City     State           Zip Code  Account Number (with Current Custodian)

o Please accept this as
  your authorization to:  [] Transfer All  OR  []  Transfer $ or % ___________
                                                   to a CGM 403(b)(7) Account.

o The transfer should
  be processed:           [] Immediately   OR  []  Upon Maturity of my Assets


--------------------------------------------------------------------------------
I request that the above-named            Signature Guarantee (If Required by
Custodian liquidate and transfer my       Current Custodian)
403(b)(7) or 403(b) Account assets,
as cash, to State Street Bank and         Name of Firm:
Trust Company, Custodian of my CGM                     -------------------------
403(b)(7) Account.

X                                         By:
--------------------------------------       -----------------------------------
YOUR SIGNATURE               DATE            Authorized Individual
--------------------------------------------------------------------------------

                    CUSTODIAN: PLEASE MAKE CHECK PAYABLE TO:
     STATE STREET BANK AND TRUST COMPANY, C/O THE CGM FUNDS, P.O. BOX 8511, BOSTON, MA 02266-8511 (PLEASE INCLUDE THE PARTICIPANT'S NAME AND SOCIAL SECURITY
                             NUMBER ON YOUR CHECK.)

--------------------------------------------------------------------------------
ACCEPTANCE BY CUSTODIAN
State Street Bank and Trust Company accepts the assets being transferred and agrees to serve as the Custodian of the 403(b)(7) Account established on behalf of the above named individual.


/s/ Douglass L. Coyne
---------------------------------------------------------
AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------
     RETURN THIS FORM TO: THE CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449

403(b)(7)TRAN-5/97

--------------------------------------------------------------------------------
IMPORTANT INFORMATION IF YOU ARE AGE 70 1/2 OR OLDER.
In general, if this transfer is being made during or after a year in which you turn age 70 1/2, you must take Required Minimum Distributions (RMD) based on your life expectancy or the life expectancy of you and your beneficiary. However, if you are still working, distributions can be deferred until you retire. Once elected, the method of calculating distributions (recalculated or non-recalculated) cannot be changed. It is your responsibility to ensure that you are taking the appropriate RMD. Failure to do so may result in a penalty tax of 50% of the amount not withdrawn. Please call 1-800-345-4048 if you have any questions about RMDs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HOW TO TRANSFER ASSETS TO CGM
--------------------------------------------------------------------------------

  1. Complete and sign the 403(b)(7) Application. Your employer's signature is required only if you are making salary reductions.

  2.  Complete and sign the 403(b)(7) Transfer Form.

  3. Enclose a check for $5.00 made payable to State Street Bank and Trust Company.

  4. Mail items 1-3 to The CGM Funds, P.O. Box 449, Boston, MA 02117 in the return envelope provided.

  5. Upon receipt of your Application, Transfer Form and check, CGM will establish your 403(b)(7) Account. We will send a letter of acceptance and your authorization to transfer assets to your current 403(b)(7) or 403(b) Custodian and provide you with a copy of the letter.

  6. After the transferred proceeds have been received by CGM, a statement confirming the transaction will be mailed to you.
--------------------------------------------------------------------------------

                          QUESTIONS? CALL 800-345-4048

                   THE CGM FUNDS 403(b)(7) ACCOUNT APPLICATION

--------------------------------------------------------------------------------
  1. PARTICIPANT INFORMATION
--------------------------------------------------------------------------------

--------------------------------------    --------------------------------------
Name                                      Employer's Name

--------------------------------------    --------------------------------------
Address                                   Employer's Address

--------------------------------------    --------------------------------------
City            State      Zip Code       City            State      Zip Code

                                         (             )
[][][] - [][] - [][][][] -------------    ------------- ------------------------
Social Security Number   Date of Birth    Participant's Daytime Phone Number

--------------------------------------------------------------------------------
  2. CONTRIBUTIONS ($1,000 MINIMUM FOR INITIAL PURCHASE OR TRANSFER)
--------------------------------------------------------------------------------

My initial investment in my CGM 403(b)(7) account will come to you from: (Please check all that apply.)

[] Employer Contributions (salary reductions). I have completed the 403(b)(7)
   Salary Deferral Agreement and have submitted it to my Employer. Enclosed is my Employer's check (minimum of $1,000) for $____________________.

[] Transfer of Assets from another 403(b) or 403(b)(7) account. I have completed the Transfer Form and am attaching it to this Application.

[] Rollover from an IRA whose assets previously had been invested in a 403(b) or 403(b)(7) Account.

   Enclosed is my check for $____________________.

Enclose $5.00 establishment fee. Please make all checks payable to State Street Bank and Trust Company. No third party checks.

--------------------------------------------------------------------------------
  3. INVESTMENTS
--------------------------------------------------------------------------------

Select one or more of the following funds: CGM Mutual Fund, CGM Realty Fund, CGM Fixed Income Fund, CGM Capital Development Fund*, New England Cash Management Trust-Money Market or U.S. Government Series. There is a $1,000 minimum per Fund.

--------------------------------------    --------------------------------------
Fund Name                                 $ Amount / % Amount

--------------------------------------    --------------------------------------
Fund Name                                 $ Amount / % Amount

*The CGM Capital Development Fund is generally closed to the public. If you are an eligible investor, please list your current account number here: ________________________________________. Please refer to Section 8 for more information.

--------------------------------------------------------------------------------
  4. TELEPHONE EXCHANGE PRIVILEGES
--------------------------------------------------------------------------------

[] YES [] NO

This service enables you to exchange monies ($1,000 minimum) by telephone among accounts with the same registration in The CGM Funds or New England Cash Management Trust. Please see Section 9 for full details.

--------------------------------------------------------------------------------
  5. SIGNATURE(S)
--------------------------------------------------------------------------------

By this application, my employer and I direct the Custodian to open a separate Custodial Investment Account for my benefit according to the CGM 403(b)(7) Tax-Sheltered Custodial Account Agreement, and agree to the provisions listed in
Section 9 of this Form. I acknowledge that I have received a current prospectus for the fund(s) selected for investment, and that I have completed the beneficiary designation in Section 6 on the reverse side of this form.

--------------------------------------    --------------------------------------
Signature of Participant      Date        Signature of Employer           Date
                                         (for salary reduction plans only)

/s/ Douglass L. Coyne                      (A statement will be sent to you
--------------------------------------    confirming the above transactions and
Accepted by State Street Bank and         will serve as notification of State
Trust Company                             Street Bank's acceptance. Please note
                                          that there is a $10 annual maintenance
                                          fee per mutual fund account.)

--------------------------------------------------------------------------------
     RETURN THIS FORM TO: THE CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449
403(b)(7)APP-5/97                                                         (OVER)

--------------------------------------------------------------------------------
  6. DESIGNATION OF BENEFICIARY(IES)
--------------------------------------------------------------------------------

I designate the individual(s) named below as my primary and secondary Beneficiary(ies) of this Tax-Sheltered Custodial Account Agreement (TSA). I have attached an additional page if necessary. I revoke all prior TSA Beneficiary designations, if any, made by me with respect to this TSA. I understand that I may change or add Beneficiaries at any time by completing and delivering the proper form to the Custodian.

If any primary or secondary Beneficiary dies before me, his or her interest and the interest of his or her heirs shall terminate completely, and the percentage share of any remaining Beneficiary(ies) shall be increased on a pro rata basis.

Primary Beneficiary(ies)

--------------------------------------    --------------------------------------
Name                     Date of Birth    Address

--------------------------------------    --------------------------------------
% Share     Social        Relationship    City          State           Zip Code
            Security
            Number

Secondary Beneficiary(ies)

--------------------------------------    --------------------------------------
Name                     Date of Birth    Address

--------------------------------------    --------------------------------------
% Share     Social        Relationship    City          State           Zip Code
            Security
            Number

--------------------------------------------------------------------------------
  7. SPOUSAL CONSENT
--------------------------------------------------------------------------------

IF YOU LIVE IN A COMMUNITY OR MARITAL PROPERTY STATE, YOUR SPOUSE MUST COMPLETE THIS SECTION UNLESS HE OR SHE IS THE SOLE PRIMARY BENEFICIARY.

I consent to the above named beneficiary(ies). By signing this consent, I intend to change the portion (if any) of this 403(b)(7) which is community or marital property into the separate property of my spouse. I specifically give to my spouse any interest I have in the assets deposited in this Account.

--------------------------------------    ----------------------
Signature of Participant's Spouse         Date

--------------------------------------------------------------------------------
  8. WHO CAN PURCHASE SHARES OF CGM CAPITAL DEVELOPMENT FUND?
--------------------------------------------------------------------------------

Only shareholders of the CGM Capital Development Fund as of September 24, 1993, who remain shareholders thereafter, may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements. Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of the Fund. The special circumstances currently approved by the Board of Trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of the Investment Manager and counsel to the Fund and the Investment Manager.

--------------------------------------------------------------------------------
9. PROVISIONS
--------------------------------------------------------------------------------

I am the Participant named above and I state that I have read the 403(b)(7) Tax-Sheltered Custodial Account Agreement (TSA) and understand and agree to its terms and provisions. I hereby establish an Account pursuant to that Agreement and appoint State Street Bank and Trust Company, or its successors, as Custodian of the Account. I assume complete responsibility for: (a) determining that I am eligible for a TSA each year I make a contribution; (b) insuring that all contributions I make are within the limits set forth by the tax laws; and (c) the tax consequences of any contributions (including rollover or transfer contributions) and distributions. I expressly certify that I take complete responsibility for the type of investment instrument(s) I choose to fund my TSA, and that the Custodian is released of any liability regarding the performance of any investment choice I make. I acknowledge receipt of a copy of this Agreement and of the current prospectus(es) of the mutual fund(s) selected.

If I have elected the "Telephone Exchange" service, I understand that the Fund may terminate or modify this privilege at any time. I authorize the Fund and its agents to accept and act upon telephone instructions from me and acknowledge receipt of the current prospectus of the Fund into which the exchange is made. The Fund will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. I will bear the risk of loss due to unauthorized or fraudulent instructions regarding my account, although the Fund may be liable if reasonable procedures are not employed.

                     QUESTIONS AND ANSWERS ABOUT 403(b)(7)s

--------------------------------------------------------------------------------
  GENERAL INFORMATION
--------------------------------------------------------------------------------

Q. WHAT IS THE CGM 403(B)(7) TAX SHELTERED CUSTODIAL ACCOUNT?
A. The CGM 403(b)(7) Custodial Account is a voluntary savings plan that allows you to set aside pre-tax money for retirement. Contributions are made by salary reduction, and earnings are tax-deferred until you withdraw them.

Q. WHO IS ELIGIBLE?
A. Employees of public schools, colleges and universities, and those working for home health care, hospital, church and non-profit organizations recognized as tax-exempt under Section 501(c)(3) of the Internal Revenue Code.

Q. HOW DO I MAKE CONTRIBUTIONS?
A. First, decide how much you want to contribute annually (up to the allowable limits) to your 403(b)(7). Secondly, determine the amount for each pay period. Then, complete and sign a Salary Deferral Agreement and give it to your employer. This will authorize your employer to reduce your paycheck by the amount of the contribution. Your employer then will send your contributions to CGM. Once we receive your contribution, we will invest the monies in accordance with your Investment Selection and will send you a statement to confirm your purchase. All contributions must be made by your employer.

Q. WHAT ARE MY INVESTMENT OPTIONS?
A. The no-load funds eligible for your 403(b)(7) investments are listed below. You may invest either in one, or in a combination of the funds best suited to your circumstances. Be sure to read each fund's prospectus before you invest or send money.

O CGM FOCUS FUND is a non-diversified and flexibly managed mutual fund that seeks long-term growth of capital. The Fund intends to pursue its objective by investing in a core position of equity securities. The Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of specific equity securities of one or more companies.

O CGM MUTUAL FUND is a flexibly managed balanced fund that seeks reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Consideration is given to the production of current income in the selection of stocks and bonds for the Fund's portfolio.

O CGM REALTY FUND is a mutual fund that seeks above-average income and long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies in the real estate industry.

O CGM FIXED INCOME FUND is a "total return" bond fund. The Fund's objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation.

O CGM CAPITAL DEVELOPMENT FUND is an aggressively managed growth fund that seeks long-term capital appreciation in a diverse group of companies and industries believed to provide opportunities for capital development. Note:
   The Fund is generally closed to the public. Shares are available only to certain individuals. Eligibility categories are listed in the 403(b)(7) Application and in the Fund prospectus.

O NEW ENGLAND CASH MANAGEMENT TRUST is a money market fund that seeks to provide maximum current income consistent with preservation of capital. The Money Market Series invests in a variety of high quality money market instruments. The U.S. Government Series invests only in obligations backed by the full faith and credit of the U.S. Government and in related repurchase agreements. Both Series are managed by Back Bay Advisors, L.P.

--------------------------------------------------------------------------------
  CONTRIBUTIONS
--------------------------------------------------------------------------------

Q. HOW MUCH CAN I CONTRIBUTE TO MY PLAN THROUGH SALARY REDUCTION?
A. You can contribute the lesser of the amounts derived from the following three formulas: (1) the exclusion allowance, (2) the IRC Sec. 415 limit on overall contributions, including special elective alternatives [the 415 limit is currently the lesser of 25% of the first $160,000 of compensation, indexed, or $30,000] and (3) the IRC Sec. 402(g) limit, currently $9,500, indexed. If you are attempting to maximize contributions, you must calculate each of the formulas annually. We strongly recommend that you seek the guidance of a tax adviser or financial planner to determine the amount that you can contribute to your 403(b)(7) plan. IRS Publication 571 provides general information about 403(b)(7) plans and can be ordered free of charge by calling 800-TAX-FORM (800-829-3676).

Q. ONCE MY SALARY REDUCTION HAS STARTED, CAN I CHANGE THE AMOUNT?
A. Yes. Your salary reduction amount may be changed by filing a new Salary Deferral Agreement with your employer.

Q. CAN I STOP MY CONTRIBUTIONS?
A. Yes. You can ask your employer to stop contributing to the plan at the end of any payroll period. You can participate in the plan again by filing a new Salary Deferral Agreement with your employer.

Q. CAN I TRANSFER AN EXISTING 403(B) OR 403(B)(7) ACCOUNT INTO A CGM 403(B)(7) CUSTODIAL ACCOUNT?
A. Yes. You can easily transfer the assets of your existing plan into your new or existing CGM 403(b)(7) account. Please refer to the back of the Transfer Form for specific instructions.

Q. WILL MY SALARY REDUCTIONS REDUCE MY EARNINGS FOR SOCIAL SECURITY PURPOSES?
A. No. Your gross income before 403(b)(7) contributions is used for Social Security tax calculations.

Q. IF 403(B)(7) ASSETS HAVE BEEN DISTRIBUTED TO ME, MAY I ROLL OVER THOSE ASSETS INTO A CGM IRA?
A. Yes. You can invest your distribution in a new or existing CGM IRA within 60 days from the date you receive the check. Make your check payable to State Street Bank and Trust Company. Please note that third party checks are not acceptable. If you are establishing a new account, please complete a CGM IRA Application. You may wish to keep your rolled-over 403(b)(7) assets in a separate IRA account for tax reasons.

403(b)(7) Q & A-5/97

--------------------------------------------------------------------------------
                      THE CGM FUNDS SEP-IRA EMPLOYEE ROSTER
--------------------------------------------------------------------------------

Please use this form whenever you establish an account or make an additional contribution for participants in your plan.

--------------------------------------------------------------------------------
Name of Employer's Business

--------------------------------------------------------------------------------
Employer's Address                                 Daytime Telephone Number

   Participant's Name and                 Investment Information
   Social Security Number                 (Please see other side for list of
                                          investment options)


--------------------------------------    --------------------------------------
Name                                      Fund

--------------------------------------    --------------------------------------
Social Security Number (Required)         Account Number (if new, write "new")

[ ] Business Owner or [ ] Non-Owner       $ ____________________________________
                                          Investment Amount
--------------------------------------------------------------------------------


--------------------------------------    --------------------------------------
Name                                      Fund

--------------------------------------    --------------------------------------
Social Security Number (Required)         Account Number (if new, write "new")

[ ] Business Owner or [ ] Non-Owner       $ ____________________________________
                                          Investment Amount
--------------------------------------------------------------------------------

--------------------------------------    --------------------------------------
Name                                      Fund

--------------------------------------    --------------------------------------
Social Security Number (Required)         Account Number (if new, write "new")

[ ] Business Owner or [ ] Non-Owner       $ ____________________________________
                                          Investment Amount
--------------------------------------------------------------------------------


--------------------------------------    --------------------------------------
Name                                      Fund

--------------------------------------    --------------------------------------
Social Security Number (Required)         Account Number (if new, write "new")

[ ] Business Owner or [ ] Non-Owner       $ ____________________________________
                                          Investment Amount
--------------------------------------------------------------------------------


--------------------------------------    --------------------------------------
Name                                      Fund

--------------------------------------    --------------------------------------
Social Security Number (Required)         Account Number (if new, write "new")

[ ] Business Owner or [ ] Non-Owner       $ ____________________________________
                                          Investment Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Employer's Signature                      Date

SEPROSTER9/97

INVESTMENT OPTIONS
CGM Focus Fund (815)
CGM Mutual Fund (35)
CGM Realty Fund (137)
CGM Fixed Income Fund (38)
CGM Capital Development Fund (36)*
New England Cash Management Trust - Money Market Series (12)
New England Cash Management Trust - U.S. Government Series (83)

* This Fund is currently closed to new investors. Only shareholders of the CGM Capital Development Fund as of September 24, 1993 who have remained shareholders continuously since that date, may purchase additional shares of the Fund. Please refer to page 10, section 9, of the SEP-IRA Account Application for complete disclosure about eligibility for the CGM Capital Development Fund.

--------------------------------------------------------------------------------
The CGM Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Simplified
--------------------------------------------------------------------------------
Employee
--------------------------------------------------------------------------------
Pension
--------------------------------------------------------------------------------
Plan
--------------------------------------------------------------------------------

------------------

  [Fencer Logo]

------------------

--------------------------------------------------------------------------------

THE CGM FUNDS SEP-IRA
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Page 4        Employer's Checklist for Setting Up a New SEP-IRA

                Page 5        Eligibility Review and Plan Document Selection

                Page 6        Adoption Agreement Instructions

                Page 7        Adoption Agreement

                Page 9        SEP-IRA Account Application

                Page 11       SEP-IRA Transfer Form

                Page 13       SEP Summary for Employees

                Page 14       Contribution Worksheets

                Page 17       Basic Plan Document

                Page 19       IRS Opinion Letter
--------------------------------------------------------------------------------

EMPLOYER'S CHECKLIST FOR SETTING UP A NEW SEP-IRA
--------------------------------------------------------------------------------
[1]      DETERMINE WHETHER YOU ARE ELIGIBLE TO ESTABLISH A SEP-IRA

         |X| Review the Basic Plan Document on page 17 with your attorney or tax adviser.

         |X| Complete the Eligibility Review and Plan Document Selection on page 5.

--------------------------------------------------------------------------------
[2]      PLEASE COMPLETE THESE FORMS

         |X| Complete the Adoption Agreement on page 7 and make an extra copy for your files. See Adoption Agreement Instructions on page 6.

         |X| Ask each participant to complete a copy of the SEP-IRA Account Application on page 9 (and also the SEP-IRA Transfer Form on page 11 if assets are being transferred from another SEP Plan). You may photocopy extra copies of both forms, if necessary.

--------------------------------------------------------------------------------
[3]      IF YOU HAVE EMPLOYEES

         |X| Complete the SEP Summary for Employees Form on page 13 and distribute a copy to each participant.

         |X|  Call us at 800-345-4048 for the following:

              o CGM Prospectus. You must distribute copies of the prospectuses for The CGM Funds to your employees before you make contributions on their behalf. Please let us know the quantity you'll need when you call.

              o Employee Roster. This sheet asks you to identify each participant in your SEP Plan and allows us to link all of the IRAs under your plan.

              o Employee Information Booklet. You must provide general information about your SEP Plan to each employee. We will be happy to furnish the Employee Information Booklet for each of your employees. Just let us know the quantity you'll need when you call.

--------------------------------------------------------------------------------
[4]      RETURN THESE ITEMS TO: CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117

         |X|  Eligibility Review (page 5)

         |X|  Adoption Agreement (page 7). Not required for IRS 5305-SEP Plans.

         |X|  SEP-IRA Account Application for each participant (page 9)*

         |X| SEP-IRA Transfer Form for each participant who is transferring assets to CGM (page 11)*

         |X|  Employee Roster, if there is more than one participant in the plan

         |X|  Investment check payable to "State Street Bank and Trust Company"

         |X| Application fee check for $5 payable to "State Street Bank and Trust Company." You may include the $5 application fee in your investment check.

              *You may use photocopies if necessary.

--------------------------------------------------------------------------------
[5]      PLEASE NOTE

         The minimum initial investment is $1000 per account. There is a $5 application fee for each participant; and a $10 annual maintenance fee will be charged per mutual fund account.

         Future contributions made by the employer into each participant's account must meet the minimum additional investment of $50 per account. Also, all contributions made by the employer on behalf of a participant must be designated as "employer contributions."
--------------------------------------------------------------------------------
ELIGIBILITY REVIEW AND PLAN DOCUMENT SELECTION
--------------------------------------------------------------------------------
ARE YOU ELIGIBLE TO SET UP A SEP PLAN?

The following questions are designed to help you, as an employer, together with your attorney and tax adviser, determine whether you are eligible to adopt a SEP plan. Please answer the following questions and sign below.

    YES   NO
1.  [ ]   [ ]  Are you the owner of a business or the person authorized by a business to establish a SEP-IRA plan? If the answer is "NO", please STOP. You are not eligible to establish this plan.
2.  [ ]   [ ]  Has your business ever maintained a defined benefit plan which is now terminated? If the answer is "YES", please STOP. You are not eligible to establish this plan.

WHICH SEP DOCUMENT SHOULD YOU SELECT?
You may invest your SEP-IRA assets with CGM by using either a CGM prototype SEP-IRA Plan or an IRS Form 5305-SEP. The questions below will help you and your tax adviser determine which type of plan you should adopt. If you answer "yes" to questions 3 - 5, you are only eligible to establish a CGM prototype SEP-IRA, and you may have to include leased employees and/or employees of other business(es) in your SEP-IRA Plan. Please consult your tax adviser to determine what additional action, if any, you must take.

3.  [ ]   [ ]  Is the business a member of a controlled group of corporations, businesses or trades, (whether or not incorporated) within the meaning of IRC Section 414(b) or 414(c)?

4.  [ ]   [ ]  Is the business a member of an affiliated service group within the meaning of IRC Section 414(m)?

5.  [ ]   [ ]  Does the business use the services of leased employees within the meaning of IRC Section 414(n)?

6.  [ ]   [ ]  Do you currently have a SEP? If the answer is "yes," proceed to the next question. If the answer is "no," you should establish a CGM prototype SEP-IRA Plan. Please complete all forms requested in the Employer's Checklist, including the Adoption Agreement on page 7.

7.  [ ]   [ ]  Will you retain your current SEP once you establish your CGM SEP
               Plan? If the answer is "yes," proceed to the next question. If the answer is no, you should establish a CGM prototype SEP-IRA
               Plan. Please complete all forms requested in the Employer's
               Checklist, including the Adoption Agreement on page 7.

8. Is your current SEP an IRS Form 5305-SEP or a prototype SEP? Please check the appropriate box. (If you are uncertain, please check with your current plan custodian.)

      a. [ ] 5305-SEP - You do not need to complete the SEP Adoption Agreement on page 7. Submit all other forms and check the "5305" box in
               Section 2 of the IRA Application on page 9.

      b. [ ] Prototype SEP - Please complete all forms requested in the Employer's Checklist, including the Adoption Agreement on page 7.

SIGNATURE:
I certify that I am an authorized representative of the employer and that the employer is eligible to establish this SEP-IRA Plan. In determining my eligibility to adopt this plan, I relied solely upon the advice of my own advisers, and I agree not to hold Capital Growth Management Limited Partnership, CGM Trust, CGM Capital Development Fund or State Street Bank and Trust Company responsible for any liabilities that I may suffer as a result of being found ineligible to establish this SEP-IRA Plan.

--------------------------------------------------------------------------------
Name of Employer (Please print or type)

X
--------------------------------------------------------------------------------
Signature of Employer                                            Date Executed
--------------------------------------------------------------------------------

THE CGM FUNDS STANDARD SIMPLIFIED EMPLOYEE PENSION PLAN ADOPTION AGREEMENT INSTRUCTIONS

--------------------------------------------------------------------------------

These instructions are designed to help you, the employer, along with your attorney and/or tax advisor, establish your SEP plan. The instructions are meant to be used only as a general guide and are not intended as a substitute for qualified legal or tax advice.

ADOPTION AGREEMENT
This Adoption Agreement is a one-page form that needs to be completed and signed by the Employer. We recommend that every Employer retain a photocopy of the completed Adoption Agreement with his or her permanent records.

We will be happy to help you fill out the Adoption Agreement. However, we recommend that you obtain the advice of your legal or tax advisor before you sign the Adoption Agreement.

  SECTION 1. EMPLOYER INFORMATION

Fill in the requested information.

  SECTION 2. EFFECTIVE DATES

This SEP plan is either a new plan (an initial adoption) or an amendment and restatement of an existing SEP plan.

If this is a new SEP plan, check Option A and fill in the effective date. The effective date is usually the first day of the plan year in which this Adoption Agreement is signed. For example, if an employer maintains a plan on a calendar year basis and this Adoption Agreement is signed on September 24, 1997, the effective date would be January 1, 1997. If you are establishing a plan for the prior tax year, the effective date of the plan would be January 1 of the prior tax year (assuming a calendar year tax basis).

If the reason you are adopting this plan is to amend and replace an existing SEP plan, check Option B. The existing SEP plan which will be replaced is called a "prior plan." You will need to know the effective date of the prior plan. The best way to determine its effective date is to refer to the prior plan Adoption Agreement. The effective date of this amendment and restatement is usually the first day of the plan year in which the Adoption Agreement is signed.


  SECTION 3. ELIGIBILITY REQUIREMENTS

NOTE: SECTION 3 MUST BE COMPLETED EVEN IF YOU DO NOT HAVE EMPLOYEES.

Within limits, you, as the employer, can specify the number of years your employees must work for you and the age they must attain before they are eligible to participate in this plan. Note that the eligibility requirements which you set up for the plan also apply to you.

Suppose, for example, you establish a service requirement of three of the immediately preceding five years and an age requirement of 21. In that case, only those employees (including yourself) who have worked for you for three of the immediately preceding five years and are at least 21 years old are eligible to participate in this plan.

PART A. YEARS OF ELIGIBILITY SERVICE REQUIREMENT
Fill in the number of years of service (0, 1, 2 or 3). This number must be either 0, 1, 2 or 3.

PART B. AGE REQUIREMENT
Fill in the age an employee must attain (no more than 21) to be eligible to participate in the plan.

PART C. CLASS OF EMPLOYEES ELIGIBLE TO PARTICIPATE
1. Generally you are permitted to exclude employees covered by the terms of a collective bargaining agreement (e.g., a union agreement) where retirement benefits were bargained for and those employees who are nonresident aliens with no U.S. income. If you wish to exclude those employees, check the first box under Section 3, Part C.

2. You are permitted to exclude those employees who have received less than $400 for 1997 (indexed for cost of living increases) of compensation during the plan year. Prior to 1996, the amount was $300. If you want to exclude those employees, check the second box under Section 3, Part C.

  SECTION 4. EMPLOYER CONTRIBUTION AND ALLOCATION FORMULA

PART A. CONTRIBUTION FORMULA
Because a SEP plan allows for flexible contributions, the amount of the contribution will be determined from year to year. There are no blanks to be completed in Part A.

PART B. ALLOCATION FORMULA
Once the contribution amount has been decided for a plan year, it must be allocated among the participants in the plan. The contribution can be allocated using either a pro rata formula or an integrated formula. Check either Option 1 or 2.

   OPTION 1. PRO RATA FORMULA
   Check this option if you wish to have the contribution allocated to all qualifying participants based on their compensation for the plan year.

   OPTION 2. INTEGRATED FORMULA
   Check this option if the plan is to be integrated. Generally, integration is a method of giving some participants in the plan an extra contribution allocation. Because of the complexity of integration, you should consult your tax advisor regarding this issue.


  SECTION 5. EMPLOYER SIGNATURE

An authorized representative of the employer must sign and date the Adoption Agreement. In addition, the prototype sponsor must provide its name, address and telephone number.
                            (C)1995 Universal Pensions, Inc., Brainerd, MN 56401
--------------------------------------------------------------------------------

                                                             ------------------

THE CGM FUNDS SIMPLIFIED EMPLOYEE PENSION PLAN                 [Fencer Logo]
ADOPTION AGREEMENT
                                                             ------------------

--------------------------------------------------------------------------------
  SECTION 1. EMPLOYER INFORMATION

Name of Employer --------------------------------------------------------------

Address -----------------------------------------------------------------------

-------------------------------------------------------------------------------

Daytime Telephone Number ------------------------------------------------------

Employer Tax Identification Number --------------------------------------------

Income Tax Year End -----------------------------------------------------------
                                (month)                      (day)

Plan Year End -----------------------------------------------------------------
                                (month)                      (day)

  SECTION 2. EFFECTIVE DATES

Check and complete Option A or B

OPTION A.
[ ] This is the initial adoption of a Simplified Employee Pension plan by the Employer. The Effective Date of this Plan is _____/_____/_____.

     NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

OPTION B.
[ ] This is an amendment and restatement of an existing Simplified Employee Pension plan (a Prior Plan). The Prior Plan was initially effective on _____/_____/_____.

     The Effective Date of this amendment and restatement is _____/_____/_____.

     NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.


  SECTION 3. ELIGIBILITY REQUIREMENTS

Complete Parts A, B and C

PART A. SERVICE REQUIREMENT
An Employee will be eligible to become a Participant in the Plan after having performed Service for the Employer during at least _____________ (enter 0, 1, 2 or 3) of the immediately preceding 5 Plan Years.

NOTE: If left blank, the Service Requirement will be deemed to be 0.

PART B. AGE REQUIREMENT
An Employee will be eligible to become a Participant in the Plan after attaining age _______ (no more than 21).

NOTE: If left blank, it will be deemed there is no age requirement for eligibility.

PART C. CLASS OF EMPLOYEES ELIGIBLE TO PARTICIPATE
All Employees shall be eligible to become a Participant in the Plan, except the following (if checked):

[ ] Certain Employees covered by a collective bargaining agreement and nonresident aliens, as described in Section 3.02 of the Plan.

[ ] Those Employees who have received less than $300 (indexed for cost of living increases in accordance with Section 408(k)(8) of the Code) of Compensation from the Employer during the Plan Year.

  SECTION 4. EMPLOYER CONTRIBUTION AND ALLOCATION FORMULA

PART A.  CONTRIBUTION FORMULA
For each Plan Year the Employer will contribute an amount to be determined from year to year.

PART B.  ALLOCATION FORMULA (Check Option 1 or 2)
     OPTION 1. PRO RATA FORMULA.
     [ ] The Employer Contribution for each Plan Year shall be allocated to the IRA of each Participant in the same proportion as such Participant's Compensation (not in excess of $200,000, indexed for cost of living increases in accordance with Section 408(k)(8) of the Code) for the Plan Year bears to the total Compensation of all Participants for such year. The amount allocated to each Participant's IRA shall be limited to the lesser of 15 percent of the first $200,000 (indexed) of the Participant's Compensation or $30,000.

NOTE: See the Basic Plan Document, Section 2.03, seventh paragraph for OBRA '93 changes in the compensation limit.

     OPTION 2. INTEGRATED FORMULA.
     [ ] Employer Contributions shall be allocated in the manner described in
         Section 4.01(B) of the Plan. For purposes of the integrated formula, the integration level shall be (Choose one):
         OPTION 1. [ ] The Taxable Wage Base (TWB)
         OPTION 2. [ ] ________% of the TWB level shall be the Taxable Wage
         Base.

         NOTE: If no box is checked, the integration level shall be the Taxable Wage Base.

  SECTION 5. EMPLOYER SIGNATURE

X
--------------------------------------------------------------------------------
 Signature for Employer                             Date Signed

--------------------------------------------------------------------------------
 (Print Name)

 Capital Growth Management Limited Partnership
--------------------------------------------------------------------------------
 Name of Prototype Sponsor

 222 Berkeley Street, Suite 1013, Boston, MA 02116
--------------------------------------------------------------------------------
 Address

 (617) 859-7714 or (800) 345-4048
--------------------------------------------------------------------------------
 Telephone Number

Note to Employer: Before signing this Adoption Agreement, you should obtain the advice of a qualified attorney and tax advisor regarding its completion and the legal and tax implications of adopting this Plan.

                            (C)1995 Universal Pensions, Inc., Brainerd, MN 56401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE CGM FUNDS SEP-IRA ACCOUNT APPLICATION
--------------------------------------------------------------------------------

  1. ACCOUNT INFORMATION

Name --------------------------------------------------------------------------

Social Security # [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]

Address -----------------------------------------------------------------------

-------------------------------------------------------------------------------

Date of Birth -----------------------------------------------------------------

Employer/Occupation -----------------------------------------------------------

Daytime Telephone Number (_____) ----------------------------------------------

  2. INITIAL CONTRIBUTION INFORMATION (MINIMUM $1000)

Type of Plan: [ ] CGM Prototype or [ ] IRS Form 5305-SEP.

The enclosed check represents:
(If more than one option is selected below, please specify the contribution amount for each option.)

[ ] SEP-IRA Contribution made by Employer for above participant.
    $------------- current year        $------------- prior year

[ ] Rollover contribution from another IRA or SEP-IRA.
    $-------------

[ ] Transfer of assets from another SEP-IRA. COMPLETE SEP-IRA TRANSFER FORM AND
    THE REST OF THIS FORM. $------------------

  3. Investment Selection ($1000 minimum per fund)

$ -----------  CGM Focus Fund

$ -----------  CGM Mutual Fund

$ -----------  CGM Realty Fund

$ -----------  CGM Fixed Income Fund

$ -----------  CGM Capital Development Fund - see Section 9.

               Existing account number:------------------------.

$ -----------  New England Cash Management Trust
               [ ] Money Market Series     [ ] U.S. Govt. Series

     5.00
$ -----------  INITIAL APPLICATION FEE
               (Required for all new plans)

$ -----------  AMOUNT OF CHECK ENCLOSED

MAKE ALL CHECKS PAYABLE TO STATE STREET BANK AND TRUST COMPANY (SSB). IF YOU SELECT MORE THAN ONE FUND, PLEASE SUBMIT A CHECK FOR EACH FUND. NO THIRD PARTY CHECKS (CHECKS ENDORSED OVER TO SSB AND CGM FROM AN INDIVIDUAL OR INSTITUTION) WILL BE ACCEPTED.

  4. TELEPHONE EXCHANGE PRIVILEGES

[ ] Yes      [ ] No

This service enables you to exchange monies ($1,000 minimum) by telephone among accounts with the same registration in the CGM Funds or New England Money Market Funds. Shareholders exchanging into the CGM Capital Development Fund must meet the eligibility requirements described in Section 9.

  5. AUTOMATIC INVESTMENT PLAN - OPTIONAL

If you are the Employer, you can authorize us to debit your bank account and apply the proceeds to your participant's SEP-IRA Account.
There is a $50 minimum per account. If you are an Employer and if you wish to set up an Automatic Investment Plan for you or your Plan Participants, please check this box and complete Section 10 on the reverse side.

  6. BENEFICIARY DESIGNATION

This Beneficiary Designation is to be used to indicate the person or persons to whom the IRA assets should be turned over in the event of your death. If you are not survived by a validly designated Beneficiary, your benefits will be paid to your estate in the event of your death. IMPORTANT: If you do not designate a Beneficiary or if the Beneficiary designated is not a person, you cannot base your calculations for distributions on joint life expectancy.

   The Beneficiaries named herein and the manner of distribution may be changed or revoked at any time by filing a new designation in writing with the Custodian. This designation, and any changes or revocation, will only be effective upon receipt by the Custodian.

PLEASE RETAIN A COPY FOR YOUR RECORDS.

   Upon my death, distribute my IRA in equal shares to the following Principal Beneficiaries who survive me or, if none survives me, in equal shares to the following Secondary Beneficiaries who survive me:

Principal Beneficiary(ies):

--------------------------------------------------------------------------------
 Name                      Date of Birth            Relationship

--------------------------------------------------------------------------------
 Address

Secondary Beneficiary(ies):

--------------------------------------------------------------------------------
 Name                      Date of Birth            Relationship

--------------------------------------------------------------------------------
 Address

CONSENT OF SPOUSE
(To be used in community property states when spouse is not sole principal beneficiary): I consent to the above Beneficiary Designation. By signing this consent, I intend to change the portion (if any) of this IRA which is community property into the separate property of my spouse. I specifically give to my spouse any interest I have in the assets deposited in this account.

--------------------------------------------------------------------------------
 Signature of Spouse                            Date

  7. SIGNATURE

By signing below, I certify that I agree to the provisions on the reverse side listed in Section 8.


--------------------------------------------------------------------------------
PLEASE SIGN HERE:

X -----------------------------------------------------------------------------
   Signature                                   Date
--------------------------------------------------------------------------------
Please note that there is an annual $10 maintenance fee per account which will be billed to you each year. (OVER)
--------------------------------------------------------------------------------
SEPAPP9/97


  8. PROVISIONS

By signing this application establishing an IRA under my Employer's Simplified Employee Pension Plan (SEP-IRA), I (i) appoint State Street Bank and Trust Company, or its successors, as Custodian of the Account, (ii) state that I have received, read, accept, and specifically incorporate the Custodial Account Agreement and Disclosure Statement by reference to this application, (iii) acknowledge receipt of the current prospectus of the mutual fund(s) selected,
(iv) consent to the Custodian's fee, (v) agree to promptly give instructions to the Custodian necessary to enable the Custodian to carry out its duties under the plan, (vi) affirm that my participation is completely voluntary, and (vii) confirm that my employer has made no specific endorsement of the choice of investments available under this plan and (viii) certify under penalties of perjury that the social security number provided is correct. I hereby adopt The CGM Individual Retirement Account upon the terms and conditions thereof.

|_| If I have elected the "TELEPHONE EXCHANGE" service, I understand that the Fund may terminate or modify this privilege at any time. The Fund will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

|_| FOR EMPLOYERS ONLY: If I have enrolled in the "AUTOMATIC INVESTMENT PLAN" in
    Section 10, I authorize the Fund and its agents to initiate Automated Clearing House (ACH) debits against the designated account at a bank or other financial institution. I understand that:

    - Fund shares purchased by Automatic Investment Plan must be owned for 15 days before they may be redeemed.

    - My employer may terminate my Automatic Investment Plan by sending written notice to CGM Funds c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 within 14 days of my next scheduled debit date.

    - The CGM Funds may immediately terminate my Plan in the event that any item is unpaid by the financial institution.

    - The Fund may terminate or modify this privilege at any time.

  9. WHO CAN PURCHASE SHARES OF CGM CAPITAL DEVELOPMENT FUND

Only shareholders of the Fund as of September 24, 1993 who remain shareholders thereafter may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements. Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of the Fund. The special circumstances currently approved by the Board of Trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of the Investment Manager and counsel to the Fund and the Investment Manager.


  10. AUTOMATIC INVESTMENT PLAN (AIP) - AVAILABLE ONLY TO EMPLOYERS

If you are an Employer, you can have us debit $50 or more on the same day each month from your bank account and have it applied to your SEP-IRA account or the SEP-IRA accounts of your Plan Participants. (Please allow 14 days for the AIP Plan to start.)

To elect this option, please: |_| ATTACH A CHECK MARKED "VOID" FROM THE BANK
                                  ACCOUNT YOU WILL BE USING.
                              |_| FILL IN THE INFORMATION REQUESTED BELOW.

Please invest $___________on or about 5th day of each month or 20th day of each month (5th will be selected if no box is checked)

Please allocate the above investment amount as follows: (Please attach an additional page if necessary.)

   Participant's Name                           Social Security Number      Specific CGM Fund Name      Monthly Investment Amount

                                                                                                        $
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $
---------------------------------------------------------------------------------------------------------------------------------


TOTAL MONTHLY INVESTMENT                                                                                $
                                                                                                         ------------------------

I authorize CGM to pay and charge to my account listed below Automated Clearing House (ACH) debits to the CGM Account(s)
listed above. Drafts will be made payable to the order of The CGM Funds. This authority is to remain in effect until revoked by me in writing and, until you actually receive such notice, I agree you will be fully protected in honoring any such debits.


--------------------------------------------------------------------------------
 Name of Bank                                  Bank Account Number

--------------------------------------------------------------------------------
 Name of Depositor(s) as Shown on Bank Records

--------------------------------------------------------------------------------
X                                              X

--------------------------------------------------------------------------------
 Signature of Employer                         Signature (if Joint Bank Account)

       SEND APPLICATION TO: CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449
--------------------------------------------------------------------------------

PLEASE USE THIS FORM WHEN MOVING ASSETS DIRECTLY FROM ONE IRA TO ANOTHER IRA

--------------------------------------------------------------------------------
                       THE CGM FUNDS SEP-IRA TRANSFER FORM
--------------------------------------------------------------------------------

IMPORTANT: CGM will send a formal letter of instruction along with this SEP-IRA Transfer form to your current Custodian. To ensure timely processing of your transfer, please call your current Custodian and verify the current address of their transfer department and any transfer requirements, such as a signature guarantee. IF YOU ARE AGE 701 1/42 OR OLDER, YOU MUST COMPLETE THE BACK OF THIS FORM.

 TO:                                                            (   )
--------------------------------------------------------------------------------
 Name of Current Custodian                                      Telephone Number

--------------------------------------------------------------------------------
 Address                        City             State          Zip Code

 RE:
--------------------------------------------------------------------------------
 Name of Investment                                             Account Number

|_| I have established an Individual Retirement Account under a SEP-IRA Plan with the CGM Funds and have appointed State Street Bank and Trust Company as the Successor Custodian.

|_| Please accept this as your authorization to (check one):

    [ ] Liquidate and transfer $ or % ________________ of my IRA assets held by you in the above account.

    [ ] Liquidate and transfer all of my IRA assets held by you in the above account.

|_| Please process this transaction as follows, effective (check one):
    [ ] Immediately      [ ] Upon maturity of my assets

|_| MAKE CHECK PAYABLE TO THE SPECIFIC CGM FUND IN WHICH YOU ARE INVESTING.

           State Street Bank and Trust Company, Custodian for the SEP-IRA of:

           ---------------------------------------------------------------------
           Participant Name                               Social Security Number

           ---------------------------------------------------------------------
           CGM Fund                                       CGM Account Number*

               * (If existing SEP-IRA account with CGM, indicate your CGM account number. If new, write "new" and complete SEP-IRA Account Application.)

|_| Send check to: CGM Funds, c/o State Street Bank and Trust Company, P.O.
    Box 8511, Boston, MA 02266-8511

------------------------------------
PLEASE SIGN HERE:

 X --------------------------------
YOUR SIGNATURE              DATE
------------------------------------
                                        ---------------------------------------
                                        Your Street Address
Signature Guarantee (if required by
current Custodian)
                                        ---------------------------------------
                                        City              State         Zip Code
Name of Firm: ---------------------

                                        (   )
By: -------------------------------     ---------------------------------------
 Authorized Individual                  Your Daytime Phone Number

--------------------------------------------------------------------------------
ACCEPTANCE BY CUSTODIAN
State Street Bank and Trust Company accepts the assets being transferred and agrees to serve as the Custodian of the IRA Account established on behalf of the above named individual.

--------------------------------------------------------------------------------
/s/ Illegible
--------------------------------------------------------------------------------
 AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY             DATE
--------------------------------------------------------------------------------

SEPIRATRAN9/97                                                            (OVER)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE COMPLETE THIS SECTION IF YOU ARE 70 1/2 OR OLDER.

If this transfer is being made during or after the year in which you turn age 70 1/2, your required minimum distribution for the current year must be taken prior to this transfer. You have the following options:

1. Take the distribution from the account to be transferred prior to the transfer.

2. Determine the dollar amount of the required minimum distribution for the current year and transfer all assets except that dollar amount. Take that required minimum distribution by December 31 of the current year, or by April 1 of the next year if you reached age 70 1/2 this year.

3. Take the required minimum distribution from another IRA which you may have. You must take this action prior to completing this transfer. Kindly notify your current IRA Plan Custodian in writing if you elect this option. Please check with your current IRA Custodian for more information about minimum distributions.

Please complete the following information concerning your distributions:

1. My distributions are based on: (Choose one) single life expectancy or joint life expectancy.

2. My life expectancy (Choose one) is being recalculated is not being recalculated.

3. The life expectancy of my Beneficiary (Choose one) is being recalculated is not being recalculated.

4. The Date of Birth of my Designated Beneficiary being used to calculate minimum required distributions with respect to the transferor plan is --------------------. (If there is more than one Designated Beneficiary, you must use the birthdate of the oldest Beneficiary.)

--------------------------------------------------------------------------------

    RETURN THIS FORM TO: THE CGM FUNDS o P.O. BOX 449 o BOSTON, MA 02117-0449




SEPIRATRAN9/97
--------------------------------------------------------------------------------

                                                              ------------------

THE CGM FUNDS SEP SUMMARY FOR EMPLOYEES                         [Fencer Logo]
-------------------------------------------------------------
Please read together with your Employee Information Booklet.  ------------------


  ESTABLISHMENT OF SEP PLAN

Your employer has adopted a type of employee benefit plan known as a Simplified Employee Pension (SEP) Plan. In order to become a participant in the Plan, you must meet the Plan's eligibility requirements specified below. Once you become a participant, you are entitled to receive a certain share of the amounts your employer contributes to the Plan. All contributions will be deposited into a SEP-IRA for you. Contributions made to the Plan for you are yours to keep. These features of the Plan are explained further in the Employee Information Booklet. (Employers: Please call the CGM Funds at 800-345-4048 to let us know how many booklets you will need for your employees.)

The actual Plan is a complex legal document that has been written in a manner required by the Internal Revenue Service. This document is called a SEP Summary for Employees. It is designed to explain and summarize the important features of the Plan. If you have any questions or need additional information about the Plan, consult --------------------------------------.
                 (Name of Employer Representative)

You may examine the Plan itself at a reasonable time by making arrangements with the above mentioned representative of your employer.

  ELIGIBILITY REQUIREMENTS

EMPLOYER CONTRIBUTIONS: Your employer is not required to make contributions to the Plan. However, if a contribution is made, your SEP-IRA will receive a share of that contribution if you are an "eligible" employee and if you have met the age and service requirements set forth below.

ELIGIBLE EMPLOYEES: Under the SEP Plan, all employees can participate except the classifications of employees checked below:

[ ] Those employees covered by the terms of a collective bargaining agreement (a union agreement) where retirement benefits were negotiated and those employees who are nonresident aliens.

[ ] Those employees who did not earn at least $400 (for 1997) from the employer during the year. (This $400 figure is increased by the IRS each year based on changes in the cost of living.)

AGE REQUIREMENT: You must be at least ________ years old.

SERVICE REQUIREMENT: You must have worked for your employer in at least ________ (must be 0, 1, 2 or 3) of the immediately preceding 5 years.

  CONTRIBUTION FORMULA

Any employer contribution will be allocated to your SEP-IRA in accordance with the formula selected below (check one):

[ ] PRO RATA FORMULA. Each eligible employee will receive a pro rata portion of the employer contribution equal to the ratio of his or her compensation to the total compensation of all eligible employees. Thus, the contribution will be the same percentage of compensation for all employees.

[ ] INTEGRATED FORMULA. Integration allows contribution percentages among eligible employees to vary. Details about integration are provided in your Employee Information Booklet. The integration level is (check one):

    [ ] The Taxable Wage Base (TWB)

    [ ] _______% of the TWB

  SEP-IRA WITH PLAN SPONSOR

Under this SEP Plan, you must maintain your SEP-IRA at the following financial organization subject to the following terms: THE CGM FUNDS, 222 BERKELEY STREET, BOSTON, MA 02116.
                                       MINIMUM                  MINIMUM
                                       INITIAL                SUBSEQUENT
    INVESTMENT OPTIONS                INVESTMENT              INVESTMENT
-----------------------------------------------------------------------------

CGM Focus Fund                         $1,000                   $ 50

CGM Mutual Fund                        $1,000                   $ 50

CGM Realty Fund                        $1,000                   $ 50

CGM Fixed Income Fund                  $1,000                   $ 50

CGM Capital Development Fund*          $1,000                   $ 50

New England Cash Management Trust      $  250                   $100
Money Market Series

New England Cash Management Trust      $  250                   $100
US Government Series
--------------------------------------------------------------------------------

*Only shareholders of the CGM Capital Development Fund as of September 24, 1993 who have remained shareholders continuously since that date may purchase additional shares of the Fund. Please see The CGM Fund SEP-IRA Account Application (Section 9) for full details.

Before your Employer makes an investment on your behalf, please read the prospectus(es) for the CGM Fund(s) in which your contribution will be invested.

Please refer to the Disclosure Statement and other documentation given to you by the above named financial organization for the other terms and conditions which apply to your SEP-IRA.

                            (C)1995 Universal Pensions, Inc., Brainerd, MN 56401
--------------------------------------------------------------------------------

WORKSHEET A                                                       FOR EMPLOYERS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS SHEET OFFERS GUIDANCE IN CALCULATING YOUR SEP-IRA CONTRIBUTION. PLEASE SEEK PROFESSIONAL TAX ADVICE TO VALIDATE YOUR COMPUTATIONS.
-------------------------------------------------------------------------------

HOW TO CALCULATE SEP CONTRIBUTIONS FOR A SELF-EMPLOYED PERSON

   Individuals with self-employed income must base their contributions on "net earnings", rather than W-2 compensation, and special rules apply when figuring the maximum deduction for these contributions. Please see the formula and example below for a full explanation.

DEFINITIONS

   SELF-EMPLOYED INDIVIDUAL: A self-employed individual is an employee for SEP purposes. He or she is also the employer. Even if the self-employed individual is the only eligible employee, he or she can have a SEP-IRA.

   COMPENSATION: For self-employed individuals, compensation refers to net earnings.

   NET EARNINGS: For SEP purposes, your net earnings from your business refers to your income less business expenses, reduced by a deduction for one-half of your self-employment tax, less your SEP-IRA contribution. (In this case, "expenses" include SEP plan contributions you make on behalf of any eligible employees, but exclude the contribution you, as a self-employed person, would make on your own behalf.)

FORMULA

   As mentioned above, the deduction allowed for a contribution must be taken into account when determining the earned income of a self-employed person. Because your deduction amount and your net earnings are each dependent on the other, this adjustment presents a problem.

   To solve this problem, you make the adjustment to net earnings indirectly by reducing the contribution rate called for in the plan. Use the following worksheet and your income tax forms to find this reduced contribution rate and your maximum deduction. Make no reduction to the contribution rate for any common-law employees.

   This sheet offers guidance in calculating your SEP-IRA contribution. Please seek professional tax advice to validate your computations.

-------------------------------------------------------------------------------

    1. Start with the contribution rate (%) you have selected
       for all employees. And show that rate as a decimal. .......  -----------

    2. Add 1 to the rate. 3. Divide line (1) by line (2). ........  -----------

    4. Show your net earnings (not reduced for contributions to your SEP-IRA) from Schedule C, C-EZ or F (Form 1040) or
       Schedule K-1 (Form 1065). .................................  $----------

    5. Enter deduction for self-employment tax (from Form 1040) ..  $----------

    6. Adjusted net earnings (subtract line 5 from line 4) .......  $----------

    7. Multiply line 3 by the lesser of $160,000* (indexed) or the adjusted net earnings on line 6. This is the maximum
       deductible contribution to a self-employed person's
       SEP-IRA. ..................................................  $----------

-------------------------------------------------------------------------------


* The maximum compensation you may base your contribution on for 1997 is
  $160,000

                                   Please refer to the example on the next page.

9/97



                                                                        WORKA97
--------------------------------------------------------------------------------

WORKSHEET A                                                              SAMPLE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THIS SHEET OFFERS GUIDANCE IN CALCULATING YOUR SEP-IRA CONTRIBUTIONS. PLEASE SEEK PROFESSIONAL TAX ADVICE TO VALIDATE YOUR COMPUTATIONS.
--------------------------------------------------------------------------------
EXAMPLE

   You are a sole proprietor and have employees. This year you have decided to contribute 15% of compensation for you and your employees. Your net earnings from your business (not taking into account a deduction for contributions to your own SEP-IRA) are $140,000.

   Using the worksheet, you figure your maximum deduction for contributions to your own SEP-IRA as follows:

--------------------------------------------------------------------------------

    1. Contribution rate selected (15%) shown as a decimal . .....      .15

    2. Add 1 to the rate. ........................................     1.15

    3. Divide line (1) by line (2). ..............................      .130435

    4. Show your net earnings (not reduced for contributions to your SEP-IRA) from Schedule C, C-EZ or F (Form 1040) or
       Schedule K-1 (Form 1065) ..................................     $140,000

    5. Enter deduction for self-employment tax (from Form 1040) ..     $ 10,000

    6. Adjusted net earnings (subtract line 5 from line 4) .......     $130,000

    7. Multiply line 3 by the lesser of $160,000* (indexed) or the adjusted net earnings on line 6. This is the amount
       of your SEP-IRA contribution. .............................     $ 16,956

--------------------------------------------------------------------------------
    * The maximum compensation you may base your contribution on for 1997 is $160,000

--------------------------------------------------------------------------------
    For more information about SEP-IRAs, you may call the IRS at 800-829-3676 and ask for Publication 560 "Retirement Plans for the Self-Employed" or Publication 590 "Individual Retirement Arrangements." Each publication is free of charge.
--------------------------------------------------------------------------------
9/97
                                                                         WORKA97
--------------------------------------------------------------------------------

WORKSHEET B                                                       FOR EMPLOYEES
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THIS SHEET OFFERS GUIDANCE IN CALCULATING YOUR SEP-IRA CONTRIBUTIONS. PLEASE SEEK PROFESSIONAL TAX ADVICE TO VALIDATE YOUR COMPUTATIONS.
--------------------------------------------------------------------------------
HOW TO CALCULATE SEP CONTRIBUTIONS FOR YOUR COMMON-LAW EMPLOYEES

   The SEP rules permit you, as the employer, to make a contribution every year to each eligible employee's SEP-IRA. You can contribute 0% to 15% of the common-law employee's compensation. The maximum compensation you may base your contribution on for 1997 is $160,000 (indexed). These contributions are funded by you. The contribution rate designated can vary from year to year. The same rate must be applied to all plan participants, including yourself, within the same year, if you selected pro rata as your allocation formula. If you have selected the integrated formula as your allocation method, please contact your tax adviser for assistance in determining your contributions as the computation is more involved than can be explained in this worksheet.

DEFINITIONS
   Common-law employees are those employees who have no financial interest in your business. Compensation for these employees is the amount recorded on their W-2 form.

FORMULA
   The formula for computing the SEP-IRA contribution using pro-rata allocation for a common-law employee is as follows:

--------------------------------------------------------------------------------

    1. Decide the percentage (%) of compensation you
       wish to contribute for yourself and your employees. .......   ------
       Show that rate as a decimal.

    2. Show the common-law employee's compensation. ..............  $------

    3. Multiply line (1) by line (2). This is the maximum
       deductible contribution to a common-law employee's
       SEP-IRA. ..................................................  $------

--------------------------------------------------------------------------------

Example
   Barry is a common-law employee. His compensation for 1997 is $20,000. Barry's employer has decided to contribute 15% of compensation for each employee.

--------------------------------------------------------------------------------

    1. Contribution rate selected (15%) shown as a decimal. ......      .15

    2. Compensation of common-law employee. ......................  $20,000

    3. Multiply line (1) by line (2). $20,000 x .15 = ............  $ 3,000

--------------------------------------------------------------------------------

   $3,000 is the amount that the employer may contribute to Barry's SEP-IRA.

9/97

                                                                         WORKB97
--------------------------------------------------------------------------------

                                                             ------------------

THE CGM FUNDS SIMPLIFIED EMPLOYEE PENSION PLAN                 [Fencer Logo]
BASIC PLAN DOCUMENT
                                                             ------------------

--------------------------------------------------------------------------------

  SECTION 1. ESTABLISHMENT AND PURPOSE OF PLAN

1.01 PURPOSE The purpose of this Plan is to provide, in accordance with its provisions, a Simplified Employee Pension Plan providing benefits upon retirement for the individuals who are eligible to participate hereunder.

1.02 INTENT TO QUALIFY It is the intent of the Employer that this Plan shall be for the exclusive benefit of its Employees and shall qualify for approval under
Section 408(k) of the Internal Revenue Code, as amended from time to time (or corresponding provisions of any subsequent Federal law at that time in effect). In case of any ambiguity, it shall be interpreted to accomplish such result. It is further intended that it comply with the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended from time to time.

1.03 WHO MAY ADOPT An employer who has ever maintained a defined benefit plan which is now terminated may not participate in this prototype Simplified Employee Pension Plan. If, subsequent to adopting this Plan, any defined benefit plan of the Employer terminates, the Employer will no longer participate in this prototype plan and will be considered to have an individually designed plan.

1.04 USE WITH IRA This prototype Simplified Employee Pension Plan must be used with an Internal Revenue Service model IRA (Form 5305 or Form 5305-A) or an Internal Revenue Service approved master or prototype IRA.

  SECTION 2. DEFINITIONS

2.01 ADOPTION AGREEMENT Means the document executed by the Employer through which it adopts the Plan and thereby agrees to be bound by all terms and conditions of the Plan.

2.02 CODE Means the Internal Revenue Code of 1986 as amended.

2.03 COMPENSATION For the purposes of the $300 limit of Section 408(k)(2)(C) of the Code shall be defined as Section 414(q)(7) Compensation.

For all other purposes, Compensation shall mean all of a Participant's wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income.

Compensation shall include only that Compensation which is actually paid or made available to the Participant during the Plan Year.

Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

2.04 EARNED INCOME Means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan or to a Simplified Employee Pension Plan to the extent deductible under Section 404 of the Code.

Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.05 EFFECTIVE DATE Means the date the Plan becomes effective as indicated in the Adoption Agreement.

2.06 EMPLOYEE Means any person who is a natural person employed by the Employer as a common-law employee and if the Employer is a sole proprietorship or partnership, any Self-Employed Individual who performs services with respect to the trade or business of the Employer. Further, any employee of any other employer required to be aggregated under Section 414(b), (c), (m), or (o) of the Code and any leased employee required to be treated as an employee of the Employer under Section 414(n) of the Code shall also be considered an Employee.

2.07 EMPLOYER Means any corporation, partnership or sole proprietorship named in the Adoption Agreement and any successor who by merger, consolidation, purchase or otherwise assumes the obligations of the Plan. A partnership is considered to be the Employer of each of the partners and a sole proprietorship is considered to be the Employer of the sole proprietor.

2.08 EMPLOYER CONTRIBUTION Means the amount contributed by the Employer to this Plan.

2.09 IRA Means the designated Individual Retirement Account or Individual Retirement Annuity, which satisfies the requirements of Section 408 of the Code, and which is maintained with the Prototype Sponsor by a Participant.

2.10 PARTICIPANT Means any Employee who has met the participation requirements of Section 3.01 and who is or may become eligible to receive an Employer Contribution.

2.11 PLAN Means this plan document plus the corresponding Adoption Agreement as completed and signed by the Employer.

2.12 PLAN YEAR Means the 12 consecutive month period which coincides with Employer's taxable year or such other 12 consecutive month period as is designated in the Adoption Agreement.

2.13 PRIOR PLAN Means a plan which was amended or replaced by adoption of this plan document, as indicated in the Adoption Agreement.

2.14 PROTOTYPE SPONSOR Means the entity specified in the Adoption Agreement which sponsors this prototype Plan.

2.15 SELF-EMPLOYED INDIVIDUAL Means an individual who has Earned Income for a Plan Year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the Plan Year.

2.16 SERVICE Means the performance of duties by an Employee for the Employer, for any period of time, however short, for which the Employee is paid or entitled to payment. When the Employer maintains the Plan of a predecessor employer, an Employee's Service will include his service for such predecessor employer.

2.17 TAXABLE WAGE BASE Means the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

  SECTION 3. ELIGIBILITY AND PARTICIPATION

3.01 ELIGIBILITY REQUIREMENTS Except for those Employees excluded pursuant to
Section 3.02, each Employee of the Employer who fulfills the eligibility requirements specified in the Adoption Agreement shall, as a condition for further employment, become a Participant. Each Participant must establish an IRA with the Prototype Sponsor to which Employer Contributions under this Plan will be made.

3.02 EXCLUSION OF CERTAIN EMPLOYEES If the Employer has so indicated in the Adoption Agreement, the following Employees shall not be eligible to become a Participant in the Plan: (1) Those Employees included in a unit of Employees covered by the terms of a collective bargaining agreement, provided retirement benefits were the subject of good faith bargaining; and (2) those Employees who are nonresident aliens, who have received no earned income from the Employer which constitutes earned income from sources within the United States.

3.03  ADMITTANCE AS A PARTICIPANT
A. PRIOR PLAN If this Plan is an amendment or continuation of a Prior Plan, each Employee of the Employer who immediately before the Effective Date was a participant in said Prior Plan shall be a Participant in this Plan as of said date.
B. NOTIFICATION OF ELIGIBILITY The Employer shall notify each Employee who becomes a Participant of his status as a Participant in the Plan and of his duty to establish an IRA with the Prototype Sponsor to which Employer Contributions may be made.
C. ESTABLISHMENT OF AN IRA If a Participant fails to establish an IRA for whatever reason, the Employer may execute any necessary documents to establish an IRA with the Prototype Sponsor on behalf of the Participant.

3.04 DETERMINATIONS UNDER THIS SECTION The Employer shall determine the eligibility of each Employee to be a Participant. This determination shall be conclusive and binding upon all persons except as otherwise provided herein or by law.

3.05 LIMITATION RESPECTING EMPLOYMENT Neither the fact of the establishment of the Plan nor the fact that a common-law employee has become a Participant shall give to that common-law employee any right to continued employment; nor shall either fact limit the right of the Employer to discharge or to deal otherwise with a common-law employee without regard to the effect such treatment may have upon the Employee's rights under the Plan.

  SECTION 4. CONTRIBUTIONS AND ALLOCATIONS

4.01  EMPLOYER CONTRIBUTIONS
A. ALLOCATION FORMULA Employer Contributions shall be allocated in accordance with the allocation formula selected in the Adoption Agreement. Each Employee who has satisfied the eligibility requirements pursuant to Section 3.01 (thereby becoming a Participant) will share in such allocation.

   Employer Contributions made for a Plan Year on behalf of any Participant shall not exceed the lesser of 15% of Compensation or the limitation in effect under Code Section 415(c)(1)(A) (indexed for cost of living increases in accordance with Code Section 415(d)).

B. INTEGRATED ALLOCATION FORMULA If the Employer has selected the integrated allocation formula in the Adoption Agreement, then Employer Contributions for the Plan Year will be allocated to Participants' IRAs as follows:

   STEP 1 Employer Contributions will be allocated to each Participant's IRA in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

   STEP 2 Any Employer Contributions remaining after the allocation in Step 1 will be allocated to each Participant's IRA in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the Compensation of all Participants in excess of the integration level, but not in excess of 3%.

   STEP 3 Any Employer Contributions remaining after the allocation in Step 2 will be allocated to each Participant's IRA in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the maximum disparity rate described in the table below.

   STEP 4 Any Employer Contributions remaining after the allocation in Step 3 will be allocated to each Participant's IRA in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that Plan Year.

The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement.

       INTEGRATION LEVEL                             MAXIMUM DISPARITY RATE
       -----------------                             ----------------------

    Taxable Wage Base (TWB)                                    2.7%
    More than $0 but not more than X*                          2.7%
    More than X* of TWB but not more than 80% of TWB           1.3%
    More than 80% of TWB but not more than TWB                 2.4%

    * X means the greater of $10,000 or 20% of TWB.

C. TIMING OF EMPLOYER CONTRIBUTION Employer Contributions, if any, made on behalf of Participants for a Plan Year shall be allocated and deposited to the IRA of each Participant no later than the due date for filing the Employer's tax return (including extensions).

4.02 VESTING, WITHDRAWAL RIGHTS TO CONTRIBUTIONS All Employer Contributions made under the Plan on behalf of Employees shall be fully vested and nonforfeitable at all times. Each Employee shall have an unrestricted right to withdraw at any time all or a portion of the Employer Contributions made on his behalf. However, withdrawals taken are subject to the same taxation and penalty provisions of the Code which are applicable to IRA distributions.

4.03 SIMPLIFIED EMPLOYER REPORTS The Employer shall furnish reports, relating to contributions made under the Plan, in the time and manner and containing the information prescribed by the Secretary of the Treasury, to Participants. Such reports shall be furnished at least annually and shall disclose the amount of the contribution made under the Plan to the Participant's IRA.

  SECTION 5. AMENDMENT OR TERMINATION OF PLAN

5.01 AMENDMENT BY EMPLOYER The Employer reserves the right to amend the elections made or not made on the Adoption Agreement by executing a new Adoption Agreement and delivering a copy of the same to the Prototype Sponsor. The Employer shall not have the right to amend any nonelective provision of the Adoption Agreement nor the right to amend provisions of this plan document. If the Employer adopts an amendment to the Adoption Agreement or plan document in violation of the preceding sentence, the Plan will be deemed to be an individually designed plan and may no longer participate in this prototype Plan.

5.02 AMENDMENT BY PROTOTYPE SPONSOR By adopting this Plan, the Employer delegates to the Prototype Sponsor the power to amend or replace the Adoption Agreement or the Plan to conform them to the provisions of any law, regulations or administrative rulings pertaining to Simplified Employee Pensions and to make such other changes to the Plan, which, in the judgment of the Prototype Sponsor, are necessary or appropriate. The Employer shall be deemed to have consented to all such amendments; provided however, that no changes may be made without the consent of the Employer if the effect would be to substantially change the costs or benefits under the Plan. The Prototype Sponsor shall not have the obligation to exercise or not to exercise the power delegated to it nor shall the Prototype Sponsor incur liability of any nature for any act done or failed to be done by the Prototype Sponsor in good faith in the exercise or nonexercise of the power delegated hereunder.

5.03 LIMITATIONS ON POWER TO AMEND No amendment by either the Employer or the Prototype Sponsor shall reduce or otherwise adversely affect any benefits of a Participant or Beneficiary acquired prior to such amendment unless it is required to maintain compliance with any law, regulation or administrative ruling pertaining to Simplified Employee Pensions.

5.04 TERMINATION While the Employer expects to continue the Plan indefinitely, the Employer shall not be under any obligation or liability to continue contributions or to maintain the Plan for any given length of time. The Employer may terminate this Plan at any time by appropriate action of its managing body. This Plan shall terminate on the occurrence of any of the following events:

A. Delivery to the Prototype Sponsor of a notice of termination executed by the Employer specifying the effective date of the Plan's termination.

B. Adjudication of the Employer as bankrupt or the liquidation or dissolution of the Employer.

5.05 NOTICE OF AMENDMENT, TERMINATION Any amendment or termination shall be communicated by the Employer to all appropriate parties as required by law. Amendments made by the Prototype Sponsor shall be furnished to the Employer and communicated by the Employer to all appropriate parties as required by law. Any filings required by the Internal Revenue Service or any other regulatory body relating to the amendment or termination of the Plan shall be made by the Employer.

5.06 CONTINUANCE OF PLAN BY SUCCESSOR EMPLOYER A successor of the Employer may continue the Plan and be substituted in the place of the present Employer. The successor and present Employer (or if deceased, the executor of the estate of a deceased Self-Employed Individual who was the Employer) must execute a written instrument authorizing such substitution and the successor must complete and sign a new Adoption Agreement.

                           (C)1995 Universal Pensions, Inc., Brainerd, MN 56401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
27

   INTERNAL REVENUE SERVICE                     Department of the Treasury

Prototype SEP 001
FFN: 50495842700-001 Case: 9580029              Washington, DC  20224
EIN: 04-3076053
Letter Serial No: D410091a
                                                Person to Contact: Ms. Arrington
* CAPITAL GROWTH MANAGEMENT
                                                Telephone Number: (202) 622-8173
  222 BERKELEY STREET SUITE 1013
                                                Refer Reply to: CP:E:EP:Q:P3
  BOSTON, MA 02116

                                                Date: 03/22/95

Dear Applicant:

In our opinion, the form of your Simplified Employee Pension (SEP) arrangement is acceptable under section 408(k) of the Internal Revenue Code. This SEP arrangement is approved for use only in conjunction with an Individual Retirement Arrangement (IRA) which meets the requirements of Code section 408 and has received a favorable opinion letter, or a model IRA (Forms 5305 and 5305-A).

Employers who adopt this approved plan will be considered to have a retirement savings program that satisfies the requirements of Code section 408 provided that it is used in conjunction with an approved IRA. Please provide a copy of this letter to each adopting employer.

Code section 408(1) and related regulations require that employers who adopt this SEP arrangement furnish employees in writing certain information about this SEP arrangement and annual reports of savings program transactions.

Your program may have to be amended to include or revise provisions in order to comply with future changes in the law or regulations.

If you have any questions concerning IRS processing of this case, call us at the above telephone number. Please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter. Please provide those adopting this plan with your phone number, and advise them to contact your office if they have any questions about the operation of this plan.

You should keep this letter as a permanent record. Please notify us if you terminate the form of this plan.

                                          Sincerely yours,

                                          /s/ Illegible

                                          Chief, Employee Plans Technical Branch

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------     THE CGM FUNDS

  [Fencer Logo]         Post Office Box 449
                        Boston, Massachusetts 02117
------------------      800-345-4048 o 617-859-7295 (fax)
                                                                 SEPIRABOOK 9/97

--------------------------------------------------------------------------------
                              CGM IRA TRANSFER FORM
--------------------------------------------------------------------------------

    Please read the notes on the reverse side before you fill out this form.
      To convert assets from a Traditional IRA to a Roth IRA, please call
                   800-345-4048 for the Roth Conversion Form.

  YOUR NAME AND ADDRESS
---------------------------------------  [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name                                     Social Security Number

---------------------------------------
Address

---------------------------------------  (---) -----------------------
 City             State        Zip Code  Daytime Phone Number

  CGM ACCOUNT INFORMATION

Type of IRA (please check one box): [ ] Traditional Contributory [ ] Traditional Rollover [ ] Roth Contributory [ ] Roth Conversion

Please print or type the name of your current CGM Fund and your account number. Indicate the dollar amount or percentage you want to invest in each account. If you want to establish a new account in another CGM Fund, specify the Fund name and write "new" under Account Number.

                                                   $ AMOUNT / %
FUND NAME                  ACCOUNT NUMBER          AMOUNT TO BE INVESTED

----------------------     ---------------------   ---------------------------

----------------------     ---------------------   ---------------------------

  PLEASE COMPLETE AND SIGN THESE INSTRUCTIONS

IMPORTANT: To ensure timely processing of your transfer, please call your current Custodian's Transfer Department and verify the correct address and any transfer requirements, such as a signature guarantee.

If you are 70 1/2 or older and are transferring assets from a Traditional IRA, please check this box M and complete the first section on the reverse side of this form.

Type of IRA (please check one box):   [ ] Traditional Contributory
                                      [ ] Traditional Rollover
                                      [ ] Roth Contributory
                                      [ ] Roth Conversion

  For Roth IRAs only: Indicate tax year of Initial Investment _______________.

---------------------------------------------------------(---) ---------------
Name of Current           Current IRA Account            Custodian's Phone
Custodian                 Number                         Number

--------------------------------------------------------------------------------
Address                   City                           State         Zip Code

|_| Please accept this as your  [ ] Transfer All  OR  [ ] Transfer $ or
    authorization to:                                     % ------ to my CGM IRA

|_| The transfer should be      [ ] Immediately   OR  [ ] Upon Maturity of
    processed:                                            My Assets


--------------------------------------------------------------------------------
I request that the above named           Signature Guarantee (If Required
Custodian liquidate and transfer my      by Current Custodian)
IRA assets as cash to State Street
Bank and Trust Company, Custodian        Name of Firm: ---------------------
of my CGM IRA.

X
----------------------------------       BY: -------------------------------
 YOUR SIGNATURE           DATE               Authorized Individual
--------------------------------------------------------------------------------



                        CUSTODIAN: MAKE CHECK PAYABLE TO:
               STATE STREET BANK AND TRUST COMPANY, C/O CGM FUNDS,
                      P.O. BOX 8511, BOSTON, MA 02266-8511

       (Please include the Participant's name and Social Security Number on your check.)

ACCEPTANCE BY CUSTODIAN: State Street Bank and Trust Company accepts the assets being transferred and agrees to serve as the Custodian of the IRA Account established on behalf of the above named individual.

/s/ Illegible
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY                DATE

IRATRAN 2/98

--------------------------------------------------------------------------------
IMPORTANT INFORMATION IF YOU ARE 70 1/2 OR OLDER AND TRANSFERRING ASSETS FROM
A TRADITIONAL IRA

If this transfer is being made during or after the year in which you turn age 70 1/2, your required minimum distribution for the current year must be taken prior to this transfer. You have the following options:

1. Take the distribution from the account to be transferred prior to the transfer.

2. Determine the dollar amount of the required minimum distribution for the current year and transfer all assets except that dollar amount. Take that required minimum distribution by December 31 of the current year, or by April 1 of the next year if you reached age 70 1/2 this year.

3. Take the required minimum distribution from another IRA which you may have. You must take this action prior to completing this transfer. Kindly notify your current IRA Plan Custodian in writing if you elect this option. Please check with your current IRA Custodian for more information about minimum distributions.

PLEASE COMPLETE THE FOLLOWING INFORMATION CONCERNING YOUR DISTRIBUTIONS:

1. My distributions are based on (Choose one) [ ] single life expectancy or [ ] joint life expectancy.

2. My life expectancy (Choose one) [ ] is being recalculated [ ] is not being recalculated.

3. The life expectancy of my Beneficiary (Choose one) [ ] is being recalculated [ ] is not being recalculated.

4. The date of birth of my Designated Beneficiary being used to calculate required minimum distributions with respect to the transferor plan is -------------------. (If there is more than one Designated Beneficiary, you must use the birthdate of the oldest Beneficiary.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOTES ABOUT IRA TRANSFERS...

  There are four types of IRAs specified below which may be transferred.

              |_| Traditional Contributory           |_| Roth Contributory

              |_| Traditional Rollover               |_| Roth Conversion

  Please note that when you transfer IRA assets from one financial institution to another, you are generally required to move assets to and from the same type of IRA except for Traditional Contributory and Traditional Rollover assets which can be commingled. Also, a separate Roth Conversion Plan must be maintained for each tax year in which a conversion is made. For example, if you have a "Roth Contributory" IRA with another firm, you must move those assets into a "Roth Contributory" IRA with the new firm. The Internal Revenue Service requires you to keep IRA assets segregated in this manner so that tax reporting can be handled more easily.

  If you are unsure of the type of IRA you currently have, please check your original plan documents or ask the financial institution with whom your account is currently set up to verify your 'IRA type'. It is very important that you correctly identify the type of assets before you transfer those assets to CGM.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  How to Transfer Assets to Your Existing CGM IRA

1. Complete and sign the IRA Transfer Form.

2. Mail the Transfer Form to CGM Funds, P.O. Box 8511, Boston, MA 02266-8511 in the return envelope provided.

3. Upon receipt of your Transfer Form, CGM will send a letter of acceptance and your authorization to transfer assets to your current IRA Custodian and provide you with a copy of the letter.

4. After the transferred IRA proceeds have been received by CGM, a statement confirming the transaction will be mailed to you.
--------------------------------------------------------------------------------
    RETURN THIS FORM TO: THE CGM FUNDS, P.O. BOX 8511, BOSTON, MA 02266-8511

                          QUESTIONS? CALL 800-345-4048

--------------------------------------------------------------------------------
                     CGM IRA TRANSFER FORM FOR NEW ACCOUNTS
--------------------------------------------------------------------------------

            Please read the notes on the reverse side before you fill
          out this form. To convert assets from a Traditional IRA to a
        Roth IRA, please use the Roth IRA Conversion Form in this packet.

  YOUR NAME AND ADDRESS

---------------------------------------  [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
Name                                     Social Security Number

---------------------------------------
Address

---------------------------------------  (---) -----------------------
City             State        Zip Code   Daytime Phone Number


  INVESTMENT INSTRUCTIONS

Type of IRA (please check one box): [ ] Traditional Contributory
                                    [ ] Traditional Rollover
                                    [ ] Roth Contributory
                                    [ ] Roth Conversion

|_| Enclose $5.00 plan establishment fee. Make check payable to State Street
    Bank and Trust Company.

Please type or print the name of the fund(s) you wish to invest in:

FUND NAME                                  $ AMOUNT / % AMOUNT

---------------------------------------    ------------------------------------

---------------------------------------    ------------------------------------

  PLEASE COMPLETE AND SIGN THESE INSTRUCTIONS

IMPORTANT: To ensure timely processing of your transfer, please call your current Custodian's Transfer Department and verify the correct address and any transfer requirements, such as a signature guarantee.

If you are 70 1/2 or older and are transferring assets from a Traditional IRA, please check this box M and complete the first section on the reverse side of this form.

Type of IRA (please check one box): [ ] Traditional Contributory
                                    [ ] Traditional Rollover
                                    [ ] Roth Contributory
                                    [ ] Roth Conversion

  For Roth IRAs only: Indicate tax year of initial investment -------------.

---------------------------------------------------------(---) ---------------
Name of Current           Current IRA Account            Custodian's Phone
Custodian                 Number                         Number

--------------------------------------------------------------------------------
Address                   City                           State         Zip Code

|_| Please accept this as your  [ ] Transfer All  OR  [ ] Transfer $ or
    authorization to:                                     % ------ to my CGM IRA

|_| The transfer should be      [ ] Immediately   OR  [ ] Upon Maturity of
    processed:                                            My Assets

--------------------------------------------------------------------------------
I request that the above named           Signature Guarantee (If Required
Custodian liquidate and transfer my      by Current Custodian)
IRA assets as cash to State Street
Bank and Trust Company, Custodian        Name of Firm: ---------------------
of my CGM IRA.

X
----------------------------------       BY: -------------------------------
 YOUR SIGNATURE           DATE               Authorized Individual
--------------------------------------------------------------------------------
                        CUSTODIAN: MAKE CHECK PAYABLE TO:
               STATE STREET BANK AND TRUST COMPANY, C/O CGM FUNDS,
                      P.O. BOX 8511, BOSTON, MA 02266-8511

      (Please include the Participant's name and Social Security Number on your check.)

--------------------------------------------------------------------------------
ACCEPTANCE BY CUSTODIAN: State Street Bank and Trust Company accepts the assets being transferred and agrees to serve as the Custodian of the IRA Account established on behalf of the above named individual.

/s/ Illegible
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE, STATE STREET BANK AND TRUST COMPANY                DATE
--------------------------------------------------------------------------------
IRATRANNEW 2/98

--------------------------------------------------------------------------------
IMPORTANT INFORMATION IF YOU ARE 70 1/2 OR OLDER AND TRANSFERRING ASSETS FROM
A TRADITIONAL IRA

If this transfer is being made during or after the year in which you turn age 70 1/2, your required minimum distribution for the current year must be taken prior to this transfer. You have the following options:

1. Take the distribution from the account to be transferred prior to the transfer.

2. Determine the dollar amount of the required minimum distribution for the current year and transfer all assets except that dollar amount. Take that required minimum distribution by December 31 of the current year, or by April 1 of the next year if you reached age 70 1/2 this year.

3. Take the required minimum distribution from another IRA which you may have. You must take this action prior to completing this transfer. Kindly notify your current IRA Plan Custodian in writing if you elect this option. Please check with your current IRA Custodian for more information about minimum distributions.

PLEASE COMPLETE THE FOLLOWING INFORMATION CONCERNING YOUR DISTRIBUTIONS:

1. My distributions are based on (Choose one) [ ] single life expectancy or [ ] joint life expectancy.

2. My life expectancy (Choose one) [ ] is being recalculated [ ] is not being recalculated.

3. The life expectancy of my Beneficiary (Choose one) [ ] is being recalculated [ ] is not being recalculated.

4. The date of birth of my Designated Beneficiary being used to calculate required minimum distributions with respect to the transferor plan is ---------------. (If there is more than one Designated Beneficiary, you must use the birthdate of the oldest Beneficiary.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOTES ABOUT IRA TRANSFERS...

  There are four types of IRAs specified below which may be transferred.

                    |_| Traditional Contributory          |_| Roth Contributory

                    |_| Traditional Rollover              |_| Roth Conversion

  Please note that when you transfer IRA assets from one financial institution to another, you are generally required to move assets to and from the same type of IRA except for Traditional Contributory and Traditional Rollover assets which can be commingled. Also, a separate Roth Conversion Plan must be maintained for each tax year in which a conversion is made. For example, if you have a "Roth Contributory" IRA with another firm, you must move those assets into a "Roth Contributory" IRA with the new firm. The Internal Revenue Service requires you to keep IRA assets segregated in this manner so that tax reporting can be handled more easily.

  If you are unsure of the type of IRA you currently have, please check your original plan documents or ask the financial institution with whom your account is currently set up to verify your 'IRA type'. It is very important that you correctly identify the type of assets before you transfer those assets to CGM.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HOW TO TRANSFER ASSETS TO CGM

1. Complete and sign the IRA Account Application.

2. Complete and sign the IRA Transfer Form for New Accounts.

3. Enclose a check for $5.00 made payable to State Street Bank and Trust
   Company.

4. Mail the above items to CGM Funds, P.O. Box 449, Boston, MA 02117-0449 in the return envelope provided.

5. Upon receipt of your IRA Account Application, Transfer Form for New Accounts and check, CGM will establish your IRA. We will send a letter of acceptance and your authorization to transfer assets to your current IRA Custodian and provide you with a copy of the letter.

6. After the transferred IRA proceeds have been received by CGM, a statement confirming the transaction will be mailed to you.
--------------------------------------------------------------------------------
     RETURN THIS FORM TO: THE CGM FUNDS, P.O. BOX 449, BOSTON, MA 02117-0449

                          QUESTIONS? CALL 800-345-4048

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                               IRA ROLLOVER RULES
--------------------------------------------------------------------------------

                                ROTH IRA ROLLOVER

PLEASE REVIEW THIS SHEET WHEN ROLLING OVER ASSETS FROM A ROTH IRA WITH ANOTHER FIRM TO A CGM ROTH IRA. COMPLETE INSTRUCTIONS FOR AUTHORIZING THE ROLLOVER ARE GIVEN BELOW:

  RULES AND CONDITIONS APPLICABLE TO ROLLOVERS

A rollover is a way to move money from one IRA plan to another IRA plan. The Internal Revenue Code (IRC) limits how many rollovers may be taken, how quickly rollovers must be completed, and how the Custodian must report the transaction. By properly completing and signing the CGM IRA Account Application, you are certifying to the Custodian that you have satisfied the rules and conditions applicable to your rollover and that you are making an irrevocable election to treat the transaction as a rollover. Below are the rules governing rollovers when assets pass from one Roth IRA to another Roth IRA:

   1. TIMELINESS: The assets you receive from the distributing Roth IRA must be deposited into another Roth IRA within 60 days after you receive them. However, this period is 120 days for certain rollovers relating to first-home purchases. When counting the 60 (or 120) days include weekends and holidays. There are generally no exceptions to the 60 day rule and the IRS cannot grant extensions. Receipt generally means the day you actually have the assets in hand. For example, the 60 days would begin on the day following the day you receive the check in the mail.

   2. TWELVE MONTH RESTRICTION: You are entitled to one rollover distribution per year for each Roth IRA Plan which you have established. Twelve (12) months must pass after receipt of one distribution which you roll over before you may take another distribution from the same Roth IRA to roll over. A Roth IRA is created by executing a plan agreement, not by depositing a contribution into a separate investment within an existing Roth IRA. The twelve-month rule is not applicable to conversions from a Traditional IRA to a Roth IRA.

      You are entitled to roll over the same assets only once in a twelve (12) month period. Twelve (12) months must elapse between the time you receive a distribution of the assets to be rolled until you receive another distribution of those same assets for rollover purposes.

CAUTION ABOUT COMMINGLING ASSETS: YOU MAY GENERALLY NOT ROLL THE ASSETS INTO AN
   EXISTING ROTH CONVERSION IRA.

  HOW TO ROLLOVER YOUR ASSETS TO A CGM ROTH IRA FROM ANOTHER ROTH IRA

1. Complete and sign the IRA Account Application. Please note that Roth Contributory and Roth Conversion assets must be segregated. A separate plan must be established for each.

2. Enclose your check for the rollover proceeds (plus $5.00) payable to State Street Bank and Trust Company.

3. Mail the above items to CGM Funds, PO Box 449, Boston, MA 02117-0449.

4. Upon receipt of your IRA Account Application and check, CGM will establish your CGM Roth IRA Account. A statement confirming the transaction will be sent to you.

                         Questions? Call 800-345-4048.

                            TRADITIONAL IRA ROLLOVER

PLEASE REVIEW THIS SHEET WHEN ROLLING OVER ASSETS FROM A TRADITIONAL IRA WITH ANOTHER FIRM TO A CGM TRADITIONAL IRA. COMPLETE INSTRUCTIONS FOR AUTHORIZING THE ROLLOVER ARE GIVEN BELOW:

  RULES AND CONDITIONS APPLICABLE TO ROLLOVERS

A rollover is a way to move money from one IRA plan to another IRA plan. The Internal Revenue Code (IRC) limits how many rollovers may be taken, how quickly rollovers must be completed, and how the Custodian must report the transaction. By properly completing and signing the CGM IRA Account Application, you are certifying to the Custodian that you have satisfied the rules and conditions applicable to your rollover and that you are making an irrevocable election to treat the transaction as a rollover. Below are the rules governing rollovers when assets pass from one Traditional IRA to another Traditional IRA:

   1. TIMELINESS: The assets you receive from the distributing Traditional IRA must be deposited into another Traditional IRA within 60 days after you receive them. However, this period is 120 days for certain rollovers relating to first-home purchases. When counting the 60 (or 120) days include weekends and holidays. There are generally no exceptions to the 60 day rule and the IRS cannot grant extensions. Receipt generally means the day you actually have the assets in hand. For example, the 60 days would begin on the day following the day you receive the check in the mail.

   2. TWELVE MONTH RESTRICTION: You are entitled to one rollover distribution per year for each Traditional IRA Plan which you have established. Twelve
      (12) months must pass after receipt of one distribution which you roll over before you may take another distribution from the same Traditional IRA to roll over. A Traditional IRA is created by executing a plan agreement, not by depositing a contribution into a separate investment within an existing Traditional IRA.

      You are entitled to roll over the same assets only once in a twelve (12) month period. Twelve (12) months must elapse between the time you receive a distribution of the assets to be rolled until your receive another distribution of those same assets for rollover purposes.

HOW TO ROLLOVER YOUR ASSETS TO A CGM TRADITIONAL IRA FROM ANOTHER
TRADITIONAL IRA

1. Complete and sign the IRA Account Application.

2. Enclose your check for the rollover proceeds (plus $5.00) payable to State Street Bank and Trust Company.

3. Mail the above items to CGM Funds, PO Box 449, Boston, MA 02117-0449.

4. Upon receipt of your IRA Account Application and check, CGM will establish your CGM Traditional IRA Account. A statement confirming the transaction will be sent to you.

                          Questions? Call 800-345-4048.



IRAROLL 2/98